Filed electronically with the Securities and Exchange Commission on December 29, 1998

                                                               File No. 811-8395
                                                              File No. 333-42337

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /   /

                           Pre-Effective Amendment No.                     /   /
                         Post-Effective Amendment No. 3                    / X /
                                                      -
                                     And/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    /   /

Amendment No. 5                                                            / X /
              -
                    Kemper Global/International Series, Inc.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza Street, Chicago, IL 60606
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 781-1121
                                                           --------------
                                Kathryn L. Quirk
                        Scudder Kemper Investments, Inc.
                       345 Park Avenue, New York, NY 10154
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/   /    Immediately upon filing pursuant to paragraph (b)
/   /    60 days after filing pursuant to paragraph (a) (1)
/   /    75 days after filing pursuant to paragraph (a) (2)
/   /    On __________________ pursuant to paragraph (b)
/ X /    On March 1, 1999 pursuant to paragraph (a) (1)
/   /    On __________________ pursuant to paragraph (a) (2) of Rule 485.

         If Appropriate, check the following box:
/ X / This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                                       LONG TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT TERM
                                                                           WORLD

                   March 1, 1999

Prospectus

Mutual funds:
o    are not FDIC-insured
o    have no bank guarantees
o    may lose value

                                           Kemper Global And International Funds
                                                        Kemper Asian Growth Fund
                                             Kemper Emerging Markets Growth Fund
                                             Kemper Emerging Markets Income Fund
                                                              Kemper Europe Fund
                                                    Kemper Global Blue Chip Fund
                                                    Kemper Global Discovery Fund
                                                       Kemper Global Income Fund
                                     Kemper International Growth and Income Fund
                                                       Kemper International Fund
                                                       Kemper Latin America Fund
                                                            Growth Fund Of Spain

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

   Global Investing..........................................................3
     Investment approach.....................................................3
     Principal risk factors..................................................3
ABOUT THE FUNDS..............................................................4
   Kemper Asian Growth Fund..................................................4
   Kemper Emerging Markets Growth Fund......................................10
   Kemper Emerging Markets Income Fund......................................17
   Kemper Europe Fund.......................................................24
   Kemper Global Blue Chip Fund.............................................30
   Kemper Global Discovery Fund.............................................36
   Kemper Global Income Fund................................................42
   Kemper International Growth and Income Fund..............................48
   Kemper International Fund................................................54
   Kemper Latin America Fund................................................60
   Growth Fund Of Spain.....................................................67
     Investment Manager.....................................................73
     Portfolio management...................................................74
     Year 2000 Readiness....................................................76
     Euro Conversion........................................................77
ABOUT YOUR INVESTMENT.......................................................77
     Choosing a share class.................................................77
     Special features.......................................................79
     Buying shares..........................................................81
     Selling and exchanging shares..........................................88
     Distributions and taxes................................................89
     Transaction information................................................91

                                  GLOBAL INVESTING

Investment approach

Although the U.S. market is the single largest in the world, the global market is three times as large. Each fund has its own goal, investment strategy and risk profile.

Global funds may offer access to countries and markets that can be very difficult for investors to invest in on their own. Foreign markets follow their own economic cycles, so foreign investments can serve to diversify a portfolio of U.S. investments. At the same time, foreign markets have been more volatile than the U.S. market. International investments carry additional risks, including potentially unfavorable currency exchange rates, political disturbances and incomplete and inaccurate accounting information on companies.

Principal risk factors

There are market and investment risks with any security and the value of an investment in the funds will fluctuate over time and it is possible to lose money invested in the funds.

Stock Market. Each stock fund's returns and net asset value will go up and down. Stock market movements will affect the funds' share prices on a daily basis. Declines are possible both in the overall stock market or in the types of securities held by the funds.

Bond Market. Normally the value of a bond fund's investments varies inversely with changes in interest rates so that in periods of rising interest rates, the value of a fund's portfolio declines.

Portfolio Strategy. The portfolio management team's skill in choosing appropriate investments for the funds will determine in large part the funds' ability to achieve their respective investment objectives.

Foreign Securities. Investing in foreign securities involves other considerations including limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets. In addition, investing in foreign securities, and to a greater extent emerging markets, involves special risks including changes in foreign currency exchange rates and political and economic instability.

ABOUT THE FUNDS

                              KEMPER ASIAN GROWTH FUND


Investment objective

Kemper Asian Growth Fund seeks long-term capital growth. The fund's investment objective and policies may be changed without a vote of shareholders.

Investment Strategies

The fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities of Asian companies.

Under normal circumstances the fund will invest at least 85% of its total assets in equity securities of Asian companies. The fund considers an issuer of securities to be an Asian company if:

o the company is organized under the laws of an Asian country and has a principal office in an Asian country;

o the company derives 50% or more of its total revenues from business in Asia; or

o the company's equity securities are traded principally on a stock exchange in Asia.

Furthermore, the fund will invest at least 65% of its total assets in securities of Asian companies which possess at least one of the first two criteria described above.

The fund invests principally in developing or emerging countries. The fund may invest without limit in emerging Asian countries, such as China, Indonesia, Korea, Malaysia, Philippines, Thailand and Taiwan. The fund may also invest without limit in developed Asian countries, such as Hong Kong, Japan and Singapore. However, the fund will only invest in Japan when warranted by economic conditions, and then only in limited amounts. From time to time, the fund may have 40% or more of its assets invested in any major Asian industrial or developed country which, in the view of the fund's investment manager, poses no unique investment risk.

The fund's investment manager determines the appropriate distribution of investments among various Asian countries and geographic regions by considering numerous factors, including the following:

o     prospects for relative economic growth of Asian countries;

o     expected levels of inflation;

o     relative price levels of the various capital markets;

o     government policies influencing business conditions;

o     the outlook for currency relationships;

o and the range of individual investment opportunities available to investors in Asian companies.

Other Investments

The fund may invest in other types of securities including, but not limited to, equity securities of non-Asian companies, bonds, notes, and other debt securities of domestic or foreign companies and obligations of domestic or foreign governments and their political subdivisions. The fund does not currently intend to invest more than 5% of its net assets in debt securities.

The fund considers Asian equity securities to include shares of closed-end management investment companies, the assets of which are invested primarily in equity securities of Asian companies and depository receipts where the underlying or deposited securities are equity securities of Asian companies.

Risk Management Strategies

The fund may use certain derivatives (investments whose value is based on indices or other securities).

Under unusual circumstances, the fund may invest up to 100% of its assets in high-grade debt securities, cash and cash equivalents. In such a case, the fund would not be pursuing its investment objective.

Main Risks

The primary factor affecting this fund's performance is stock market movements in the region and the countries in which the fund is invested. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. In addition, the investment manager's choice of countries, market sectors or specific investments may not perform as well as expected, and the fund could underperform its peers or lose money.

More information about the fund's investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

                              KEMPER ASIAN GROWTH FUND

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31
--------------------------------------------------------------------------------
                                    BAR CHART


--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's highest return for a calendar quarter was ___% (cite quarter), and the fund's lowest return for a calendar quarter was -___% (cite quarter).

Average Annual Total Returns

                           Class A   Class B   Class C   MSCI All Country
                                                            Asia Free
                                                          Ex-Japan Index
For periods ended
December 31, 1998
One Year                   __.__%    __.__%    __.__%         __.__%
Five Years                 __.__%    __.__%    __.__%         __.__%
Ten Years                  __.__%    __.__%    __.__%         __.__%
Since Class Inception      __.__%    __.__%    __.__%           *
Inception Date:

-------------
* Index returns for the life of each class: ___, ___, and ___ for Class A, B, and C, respectively.

The Morgan Stanley Combined International All Country Asia Free Japan Index is a capitalized weighted index that is representative of the equity securities for the following countries: Hong Kong, Indonesia, Korea (at 20%), Malaysia, Philippines free, Singapore free and Thailand. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees or expenses.

                            KEMPER ASIAN GROWTH FUND

Fee and Expense information

This information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

===============================================================================================
Shareholder fees: Fees paid directly from your investment.
-----------------------------------------------------------------------------------------------
                                                            Class A     Class B     Class C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a %    5.75%       None        None
of offering price)
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of redemption    None(1)     4%          1%
proceeds)
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested           None        None        None
Dividends/Distributions
-----------------------------------------------------------------------------------------------
Redemption Fee (as % of amount redeemed, if applicable)     None        None        None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                None        None        None
===============================================================================================

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

===============================================================================================
Annual fund operating expenses: (expenses that are deducted from fund assets)
expressed as a % of the fund's average daily net assets for the year ended _______.
-----------------------------------------------------------------------------------------------
                                                   Class A         Class B         Class C
-----------------------------------------------------------------------------------------------
Management Fee
-----------------------------------------------------------------------------------------------
Distribution (12b-1) Fees
-----------------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------============================================
Total Annual Fund Operating Expenses
-----------------------------------------------------------------------------------------------

                              KEMPER ASIAN GROWTH FUND

Example

This example is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

-----------------------------------------------
Fees and expenses if you sold shares after:

           Class A     Class B      Class C
1 Year
-----------------------------------------------
3 Years
-----------------------------------------------
5 Years
-----------------------------------------------
10 Years
===============================================

-----------------------------------------------
Fees and expenses if you did not sell your
shares:
           Class A      Class B     Class C
1 Year
------------------------------------------------
3 Years
------------------------------------------------
5 Years
------------------------------------------------
10 Years
================================================

                       KEMPER EMERGING MARKETS GROWTH FUND

Investment objective

Kemper Emerging Markets Growth Fund seeks long-term growth of capital. The fund's investment objective and policies may be changed without a vote of shareholders.

Investment strategy

The fund seeks to achieve its investment objective through equity investment in emerging markets around the globe. Normally, at least 65% of the fund's total assets will be invested in the equity securities of emerging market issuers.

The investment manager takes a top-down approach to evaluating investments for the fund, using extensive fundamental and field research. The process begins with a study of the economic fundamentals of each country and region, as well as an examination of regional themes such as growing trade, increases in direct foreign investment and deregulation of capital markets. Understanding regional themes allows the investment manager to identify industries and companies that the investment manager believes are most likely to benefit from the political, social and economic changes taking place in a given region of the world.

Within a market, the investment manager looks for individual companies with exceptional business prospects, which may be due to market dominance, unique franchises, high growth potential, or innovative services, products or technologies. The investment manager seeks to identify companies with favorable potential for appreciation through growing earnings or greater market recognition over time. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. stock market capitalization.

The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

The investment manager may pursue investment opportunities in Asia, Africa, Latin America, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The fund deems an issuer to be located in an emerging market if:

o     the issuer is organized under the laws of an emerging market country;

o     the issuer's principal securities trading market is in an emerging market;
      or

o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.

Other investments

The fund may invest up to 35% of its total assets in emerging market and domestic debt securities if the investment manager determines that capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities.

Under normal market conditions, the fund may invest up to 35% of its total assets in equity securities of issuers in the U.S. and other developed markets.

The fund may invest in closed-end investment companies investing primarily in the emerging markets. Such closed-end company investments will generally only be made when market access or liquidity considerations restricts direct investment in the market.

Risk Management Strategies

The fund may use certain derivatives (investments whose value is based on indices or other securities).

Under unusual circumstances, the fund may hold, without limit, debt instruments, as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. In such a case, the fund would not be pursuing its investment objective.

Main Risks

The primary factor affecting this fund's performance is stock market movements in the countries in which the fund is invested. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. In addition, the investment manager's choice of countries, market sectors or specific investments may not perform as well as expected, and the fund could underperform its peers or lose money.

Because it is classified as "non-diversified", the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

More information about the fund's investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

                       KEMPER EMERGING MARKETS GROWTH FUND

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31
--------------------------------------------------------------------------------
                                       BAR CHART


--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's highest return for a calendar quarter was ___% (cite quarter), and the fund's lowest return for a calendar quarter was -___% (cite quarter).

Average Annual Total Returns

                           Class A    Class B     Class C        IFC Emerging
                                                              Markets Investable
For periods ended                                                   Index
December 31, 1998
One Year                   __.__%     __.__%      __.__%            __.__%
Five Years                 __.__%     __.__%      __.__%            __.__%
Ten Years                  __.__%     __.__%      __.__%            __.__%
Since Class Inception      __.__%     __.__%      __.__%              *
Inception Date

-------------
* Index returns for the life of each class: ___, ___, and ___ for Class A, B, and C, respectively.

The IFC Emerging Markets Investable Index is an unmanaged capitalization weighted measure of stock markets in emerging market countries worldwide. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

                       KEMPER EMERGING MARKETS GROWTH FUND

Fee and Expense information

This information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

===============================================================================================
Shareholder fees: Fees paid directly from your investment.
-----------------------------------------------------------------------------------------------
                                                            Class A     Class B     Class C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a %    5.75%       None        None
of offering price)
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of redemption    None(1)     4%          1%
proceeds)
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested           None        None        None
Dividends/Distributions
-----------------------------------------------------------------------------------------------
Redemption Fee (as % of amount redeemed, if applicable)     None        None        None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                None        None        None
===============================================================================================

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

===============================================================================================
Annual fund operating expenses: (expenses that are deducted from fund assets)
expressed as a % of the fund's average daily net assets for the year ended _______.
-----------------------------------------------------------------------------------------------
                                                   Class A         Class B         Class C
-----------------------------------------------------------------------------------------------
Management Fee
-----------------------------------------------------------------------------------------------
Distribution (12b-1) Fees
-----------------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------============================================
Total Annual Fund Operating Expenses
-----------------------------------------------------------------------------------------------

                         KEMPER EMERGING MARKETS GROWTH FUND

Example

This example is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

--------------------------------------------------
Fees and expenses if you sold shares after:

           Class A     Class B      Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

--------------------------------------------------
Fees and expenses if you did not sell your shares:

           Class A      Class B     Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

                         KEMPER EMERGING MARKETS INCOME FUND

Investment objectives

Kemper Emerging Markets Income Fund has dual investment objectives. The fund's primary investment objective is to provide investors with high current income. As a secondary investment objective, the fund seeks long-term capital appreciation. The fund's investment objectives and policies may be changed without a vote of shareholders.

Investment strategy

In pursuing its investment objectives, the fund invests primarily in high-yielding debt securities issued by governments and corporations in emerging markets.

The fund involves above-average bond fund risk and can invest entirely in high yield/high risk bonds. The fund invests in lower quality securities of emerging market issuers, some of which have defaulted in the past on certain of their financial obligations.

Under normal market conditions, the fund invests at least 65% of its total assets in debt securities issued by governments, government-related entities and corporations in emerging markets, or in debt securities, the return on which is derived primarily from emerging markets.

The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

The investment manager may pursue investment opportunities in Asia, Africa, Latin America, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The fund deems an issuer to be located in an emerging market if:

o     the issuer is organized under the laws of an emerging market country;

o     the issuer's principal securities trading market is in an emerging market;
      or

o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly from subsidiaries) from assets or activities located in emerging markets.

Other investments

The fund may invest up to 35% of its total assets in securities other than debt obligations issued in emerging markets. These holdings include debt securities and money market instruments issued by corporations and governments based in developed markets.

The fund may invest up to 20% of its total assets in U.S. fixed income instruments.

The fund may acquire shares of closed-end investment companies that invest primarily in emerging market debt securities. The fund is authorized to borrow from banks and other entities in an amount equal to up to 20% of the fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, and may use proceeds of the borrowings for investment purposes. Borrowing creates leverage, which is a speculative characteristic.

Risk Management Strategies

In an attempt to eliminate currency risk, the fund invests exclusively in U.S. dollar-denominated debt securities, or in foreign currency denominated debt securities that are fully hedged back into the U.S. dollar.

The fund may use certain derivatives (investments whose value is based on indices or other securities).

The fund will not commit more than 40% of its total assets to issuers in a single country.

Under unusual circumstances, the fund may invest without limit in U.S. debt securities, including short-term money market securities. In such a case, the fund would not be pursuing its investment objective.

Main Risks

This fund involves above-average bond risk. As with most bond funds, the most significant factor affecting this fund's performance is interest rates. When interest rates rise, the price of bonds (and bond funds) typically falls in proportion to their duration. Duration is a measurement based on the estimated pay-back period or duration of a bond (or portfolio of bonds). It is also possible that bonds in the fund's portfolio could be downgraded in credit rating or go into default.

Issuers whose bonds are below investment-grade are often in somewhat shaky financial health and may be affected by stock market shifts. The prices of their bonds, therefore, tend to change based on stock market movements to a greater degree than investment-grade bond prices.

Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. The investment manager's choice of countries, market sectors or specific investments may not perform as well as expected, and the fund could underperform its peers or lose money.

Because it is classified as "non-diversified", the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

More information about the fund's investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

                       KEMPER EMERGING MARKETS INCOME FUND

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31

--------------------------------------------------------------------------------
                                       BAR CHART


--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's highest return for a calendar quarter was ___% (cite quarter), and the fund's lowest return for a calendar quarter was ___% (cite quarter).

Average Annual Total Returns

                           Class A      Class B      Class C     JP Morgan EMBI+
                                                                      Index
For periods ended
December 31, 1998
One Year                   __.__%       __.__%       __.__%           __.__%
Five Years                 __.__%       __.__%       __.__%           __.__%
Ten Years                  __.__%       __.__%       __.__%           __.__%
Since Class Inception      __.__%       __.__%       __.__%             *
Inception Date

-------------
* Index returns for the life of each class: ___, ___, and ___ for Class A, B, and C, respectively.

The unmanaged JP Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external-currency-denominated Brady bonds, loans,

Eurobonds, and local market instruments. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees or expenses.

                       KEMPER EMERGING MARKETS INCOME FUND

Fee and Expense information

This information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

===============================================================================================
Shareholder fees: Fees paid directly from your investment.
-----------------------------------------------------------------------------------------------
                                                            Class A     Class B     Class C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a %    5.75%       None        None
of offering price)
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of redemption    None(1)     4%          1%
proceeds)
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested           None        None        None
Dividends/Distributions
-----------------------------------------------------------------------------------------------
Redemption Fee (as % of amount redeemed, if applicable)     None        None        None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                None        None        None
===============================================================================================

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

===============================================================================================
Annual fund operating expenses: (expenses that are deducted from fund assets)
expressed as a % of the fund's average daily net assets for the year ended _______.
-----------------------------------------------------------------------------------------------
                                                   Class A         Class B         Class C
-----------------------------------------------------------------------------------------------
Management Fee
-----------------------------------------------------------------------------------------------
Distribution (12b-1) Fees
-----------------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------============================================
Total Annual Fund Operating Expenses
-----------------------------------------------------------------------------------------------

                       KEMPER EMERGING MARKETS INCOME FUND

Example

This example is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

--------------------------------------------------
Fees and expenses if you sold shares after:

           Class A     Class B      Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

--------------------------------------------------
Fees and expenses if you did not sell your shares:

           Class A      Class B     Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

                               KEMPER EUROPE FUND

Investment objective

Kemper Europe Fund seeks long-term capital growth. The fund's investment objective and policies may be changed without a vote of shareholders.

Investment Strategies

The fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities of European companies.

Under normal circumstances the fund will invest at least 85% of its total assets in securities of European companies. The fund considers an issuer of securities to be a European company if:

o the company is organized under the laws of a European country and has a principal office in a European country;

o the company derives 50% or more of its total revenues from business in Europe; or

o the company's equity securities are traded principally on a stock exchange in Europe.

Furthermore, the fund will invest at least 65% of its total assets in securities of European companies which possess at least one of the first two criteria described above.

The fund invests principally in developed countries, but may invest up to 25% of its total assets in developing or "emerging" countries. Currently, the developed European countries in which the fund may invest without limit include Austria, France, Germany, the Netherlands, Switzerland, Spain, Italy, Luxembourg, United Kingdom, Ireland, Belgium, Denmark, Sweden, Norway and Finland. The fund may invest without limit in other European countries in the future if they become developed countries. From time to time, the fund may have 25% or more of its assets invested in any major European industrial or developed country which, in the view of the investment manager, poses no unique investment risk.

The fund's investment manager determines the appropriate distribution of investments among various European countries and geographic regions by considering numerous factors, including the following:

o     prospects for relative economic growth of European countries;

o     expected levels of inflation;

o     relative price levels of the various capital markets;

o     government policies influencing business conditions;

o     the outlook for currency relationships; and

o the range of individual investment opportunities available to investors in European companies.

Other Investments

The fund may invest in any other type of security including, but not limited to, equity securities of non-European companies, bonds, notes, and other debt securities of domestic or foreign companies and obligations of domestic or foreign governments and their political subdivisions.

The fund considers European equity securities to include shares of closed-end management investment companies, the assets of which are invested primarily in equity securities of European companies and depository receipts where the underlying or deposited securities are equity securities of European companies.

Risk Management Strategies

The fund may use certain derivatives (investments whose value is based on indices or other securities).

Under unusual circumstances, the fund may invest up to 100% of its assets in high-grade debt securities, cash and cash equivalents. In such a case, the fund would not be pursuing its investment objective.

Main Risks

The primary factor affecting this fund's performance is stock market movements in the countries in which the fund is invested. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. In addition, the investment manager's choice of countries, market sectors or specific investments may not perform as well as expected, and the fund could underperform its peers or lose money.

More information about the fund's investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

                               KEMPER EUROPE FUND

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31
--------------------------------------------------------------------------------
                                       BAR CHART


--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's highest return for a calendar quarter was ___% (cite quarter), and the fund's lowest return for a calendar quarter was -___% (cite quarter).

Average Annual Total Returns

                          Class A     Class B     Class C    FT/S&P World Europe
                                                                    Index
For periods ended
December 31, 1998
One Year                  __.__%      __.__%      __.__%            __.__%
Five Years                __.__%      __.__%      __.__%            __.__%
Ten Years                 __.__%      __.__%      __.__%            __.__%
Since Class Inception     __.__%      __.__%      __.__%              *
Inception Date

-------------
* Index returns for the life of each class: ___, ___, and ___ for Class A, B, and C, respectively.

The Financial Times/Standard & Poor's Actuaries World Index - Europe is an unmanaged index that is generally representative of the equity securities of European

Markets. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees or expenses.

                               KEMPER EUROPE FUND

Fee and Expense information

This information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

===============================================================================================
Shareholder fees: Fees paid directly from your investment.
-----------------------------------------------------------------------------------------------
                                                            Class A     Class B     Class C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a %    5.75%       None        None
of offering price)
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of redemption    None(1)     4%          1%
proceeds)
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested           None        None        None
Dividends/Distributions
-----------------------------------------------------------------------------------------------
Redemption Fee (as % of amount redeemed, if applicable)     None        None        None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                None        None        None
===============================================================================================

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

===============================================================================================
Annual fund operating expenses: (expenses that are deducted from fund assets)
expressed as a % of the fund's average daily net assets for the year ended _______.
-----------------------------------------------------------------------------------------------
                                                   Class A         Class B         Class C
-----------------------------------------------------------------------------------------------
Management Fee
-----------------------------------------------------------------------------------------------
Distribution (12b-1) Fees
-----------------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------============================================
Total Annual Fund Operating Expenses
-----------------------------------------------------------------------------------------------

                                 KEMPER EUROPE FUND

Example

This example is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

--------------------------------------------------
Fees and expenses if you sold shares after:

           Class A     Class B      Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

--------------------------------------------------
Fees and expenses if you did not sell your shares:

           Class A      Class B     Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

                          KEMPER GLOBAL BLUE CHIP FUND

Investment objective

Kemper Global Blue Chip Fund seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The fund's investment objective and policies may be changed without a vote of shareholders.

Investment Strategies

In pursuing its investment objective, the fund will emphasize investments in common stocks of large, well known, high quality companies. Companies of this general type are often referred to as "blue chip" companies. "Blue Chip" companies are generally identified by their:

o     substantial capitalization;

o     established history of earnings and dividends;

o     easy access to credit;

o     good industry position; and

o     superior management structure.

Global "blue chip" companies are believed to generally exhibit less investment risk and less price volatility, on average, than companies lacking these characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares usually results in a relatively high degree of liquidity for such investments.

In general, the fund will seek to invest in companies that the investment manager believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships.

The fund will invest primarily in developed markets. The fund may be invested 100% in non-U.S. issues, although under normal circumstances, it is expected that both foreign and U.S. investments will be represented in the fund's portfolio.

Other Investments

The fund may invest up to 15% of its total assets in developing or emerging markets. The fund may invest in closed-end investment companies that invest primarily in emerging market debt securities.

The fund may invest in securities traded over-the-counter. The fund may invest in high-quality debt securities with credit ratings of Aaa/AAA through Baa/BBB (and their unrated equivalents) of U.S. and foreign issuers. The fund may also invest up to 5% of its total assets in debt securities rated Baa/BBB or below (and their unrated equivalents), often referred to as "junk" bonds of U.S. and foreign issuers.

Risk Management Strategies

The fund may use certain derivatives (investments whose value is based on indices or other securities).

Under unusual circumstances, the fund may invest up to 100% of its assets in U.S. issues, high-grade debt securities, cash and cash equivalents. In such a case, the fund would not be pursuing its investment objective.

Main Risks

The primary factor affecting this fund's performance is stock market movements in the countries in which the fund is invested. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. In addition, the investment manager's choice of countries, market sectors or specific investments may not perform as well as expected, and the fund could underperform its peers or lose money.

The fund's other investment strategies entail other risks:

o Convertible debt securities are subject to some of the same interest rate risk as bonds; that is, their prices tend to drop when interest rates rise.

More information about the fund's investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

                          KEMPER GLOBAL BLUE CHIP FUND

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31
--------------------------------------------------------------------------------
                                       BAR CHART


--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's highest return for a calendar quarter was ___% (cite quarter), and the fund's lowest return for a calendar quarter was -___% (cite quarter).

Average Annual Total Returns

                          Class A      Class B      Class C     MSCI World Index

For periods ended
December 31, 1998
One Year                  __.__%       __.__%       __.__%           __.__%
Five Years                __.__%       __.__%       __.__%           __.__%
Ten Years                 __.__%       __.__%       __.__%           __.__%
Since Class Inception     __.__%       __.__%       __.__%             *
Inception Date

-------------
* Index returns for the life of each class: ___, ___, and ___ for Class A, B, and C, respectively.

The MSCI (Morgan Stanley Capital International) World Index measures performance of a range of developed country general stock markets, including the United States,

Canada, Europe, Australia, New Zealand and the Far East. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees or expenses.

                          KEMPER GLOBAL BLUE CHIP FUND

Fee and Expense information

This information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

===============================================================================================
Shareholder fees: Fees paid directly from your investment.
-----------------------------------------------------------------------------------------------
                                                            Class A     Class B     Class C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a %    5.75%       None        None
of offering price)
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of redemption    None(1)     4%          1%
proceeds)
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested           None        None        None
Dividends/Distributions
-----------------------------------------------------------------------------------------------
Redemption Fee (as % of amount redeemed, if applicable)     None        None        None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                None        None        None
===============================================================================================

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

===============================================================================================
Annual fund operating expenses: (expenses that are deducted from fund assets)
expressed as a % of the fund's average daily net assets for the year ended _______.
-----------------------------------------------------------------------------------------------
                                                   Class A         Class B         Class C
-----------------------------------------------------------------------------------------------
Management Fee
-----------------------------------------------------------------------------------------------
Distribution (12b-1) Fees
-----------------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------============================================
Total Annual Fund Operating Expenses
-----------------------------------------------------------------------------------------------

                          KEMPER GLOBAL BLUE CHIP FUND

Example

This example is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

--------------------------------------------------
Fees and expenses if you sold shares after:

           Class A     Class B      Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

--------------------------------------------------
Fees and expenses if you did not sell your shares:

           Class A      Class B     Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

                          KEMPER GLOBAL DISCOVERY FUND

  (This prospectus contains information concerning the Kemper Class A, Class B and Class C shares of Global Discovery Fund)

Investment objective

The fund seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies throughout the world. The fund's investment objective and strategies may be changed without a vote of shareholders.

Investment strategies

The fund invests primarily in a diversified portfolio of equity securities of small rapidly growing companies that the fund's management believes offer the potential for above-average returns relative to large companies, yet are frequently overlooked, and thus, undervalued by the market. These companies are similar in size to the smallest 20% of world market capitalization as represented by the Salomon Brothers Broad Market Index - typically these companies have a market value of between approximately $50 million and $2 billion. However, the fund may invest in companies with smaller market values. The median market capitalization of the companies in which the fund invests will not exceed $750 million.

The fund has the flexibility to invest in any region of the world. It can invest in companies based in emerging markets, typically in the Far East, Latin America and lesser developed countries in Europe, as well as in firms operating in developed economies, such as some of those of the United States, Japan and Western Europe.

The fund's investment manager determines what securities to invest in by evaluating potential investments from both a macroeconomic and microeconomic perspective, using fundamental analysis, including field research. In evaluating the growth potential and relative value of a possible investment, the investment manager takes into consideration numerous factors, including:

o     the depth and quality of management;

o     a company's product line, business strategy and competitive position;

o     research and development efforts;

o     financial strength, including degree of leverage;

o     cost structure;

o     revenue and earnings growth potential ;

o     price-earnings ratios and other stock valuation measures; and

o the attractiveness of the country and region in which a company is located.

Risk Management Strategies

The fund attempts to manage risk by diversifying widely among regions, market sectors and individual companies.

The fund may use certain derivatives (investments whose value is based on indices or other securities).

Under unusual circumstances, the fund may invest, without limit, in cash and cash equivalents for temporary defensive purposes. In such a case, the fund would not be pursuing its investment objective.

Main Risks

The primary factor affecting this fund's performance is stock market movements in the countries in which the fund is invested. Small companies can be especially sensitive to market shifts and isolated business reverses. Securities of small companies are often thinly traded and could be harder to value or sell at a fair price. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. In addition, the investment manager's choice of countries, market sectors or specific investments may not perform as well as expected, and the fund could underperform its peers or lose money.

The use of certain derivatives could magnify losses.

More information about the fund's investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

                          KEMPER GLOBAL DISCOVERY FUND

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31
--------------------------------------------------------------------------------
                                       BAR CHART


--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's highest return for a calendar quarter was ___% (cite quarter), and the fund's lowest return for a calendar quarter was -___% (cite quarter).

Average Annual Total Returns

                           Class A     Class B     Class C     Salomon Brothers
                                                               World Equity EMI
For periods ended
December 31, 1998
One Year                   __.__%      __.__%      __.__%           __.__%
Five Years                 __.__%      __.__%      __.__%           __.__%
Ten Years                  __.__%      __.__%      __.__%           __.__%
Since Class Inception      __.__%      __.__%      __.__%             *
Inception Date

-------------
* Index returns for the life of each class: ___, ___, and ___ for Class A, B, and C, respectively.

The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization index made up of holdings selected from a 22 country universe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

                          KEMPER GLOBAL DISCOVERY FUND

Fee and Expense information

This information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

===============================================================================================
Shareholder fees: Fees paid directly from your investment.
-----------------------------------------------------------------------------------------------
                                                            Class A     Class B     Class C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a %    5.75%       None        None
of offering price)
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of redemption    None(1)     4%          1%
proceeds)
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested           None        None        None
Dividends/Distributions
-----------------------------------------------------------------------------------------------
Redemption Fee (as % of amount redeemed, if applicable)     None        None        None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                None        None        None
===============================================================================================

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

===============================================================================================
Annual fund operating expenses: (expenses that are deducted from fund assets)
expressed as a % of the fund's average daily net assets for the year ended _______.
-----------------------------------------------------------------------------------------------
                                                   Class A         Class B         Class C
-----------------------------------------------------------------------------------------------
Management Fee
-----------------------------------------------------------------------------------------------
Distribution (12b-1) Fees
-----------------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------============================================
Total Annual Fund Operating Expenses
-----------------------------------------------------------------------------------------------

                          KEMPER GLOBAL DISCOVERY FUND

Example

This example is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

--------------------------------------------------
Fees and expenses if you sold shares after:

           Class A     Class B      Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

--------------------------------------------------
Fees and expenses if you did not sell your shares:

           Class A      Class B     Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

                            KEMPER GLOBAL INCOME FUND

Investment objective

Kemper Global Income Fund seeks to provide high current income consistent with prudent total return asset management. The fund's investment objective and policies may be changed without a vote of shareholders.

Investment Strategies

The fund seeks to achieve its investment objective by investing primarily in investment grade foreign and domestic fixed income securities. The investment manager also seeks to protect net asset value and to provide investors with a total return, which is measured by changes in net asset value as well as income earned.

The fund may invest in securities issued by any issuer and in any currency and may hold foreign currency. It is currently anticipated that the fund's assets will be invested principally within Australia, Canada, Japan, New Zealand, the United States, and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units, such as the Euro.

In managing the fund's portfolio in an effort to reduce volatility and increase returns, the fund may allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its investment objective based upon the following:

o     relative interest rates among currencies;

o     the outlook for changes in these interest rates; and

o     anticipated changes in worldwide exchange rates.

In considering these factors, a country's economic and political state, including such factors as inflation rate, growth prospects, global trade patterns and government policies, will be evaluated.

Risk Management Strategies

The fund may use certain derivatives (investments whose value is based on indices or other securities).

As an extreme defensive measure, the fund may invest up to 100% of its assets in high-grade debt securities, cash and cash equivalents. In such a case, the fund would not be pursuing its investment objective.

Main Risks

As with most bond funds, the most significant factor affecting this fund's performance is interest rates. When interest rates rise, the price of bonds (and bond funds) typically fall in proportion to their duration. Duration is a measurement based on the estimated pay-back period or duration of a bond (or portfolio of bonds). It is also possible that bonds in the fund's portfolio could be downgraded in credit rating or go into default.

Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. The investment manager's choice of countries, market sectors or specific investments may not perform as well as expected, and the fund could underperform its peers or lose money.

Because it is classified as "non-diversified", the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

More information about the fund's investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

                            KEMPER GLOBAL INCOME FUND

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31
--------------------------------------------------------------------------------
                                    BAR CHART


--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's highest return for a calendar quarter was ___% (cite quarter), and the fund's lowest return for a calendar quarter was -___% (cite quarter).

Average Annual Total Returns

                          Class A     Class B     Class C    SB World Government
                                                                  Bond Index
For periods ended
December 31, 1998
One Year                  __.__%      __.__%      __.__%            __.__%
Five Years                __.__%      __.__%      __.__%            __.__%
Ten Years                 __.__%      __.__%      __.__%            __.__%
Since Class Inception     __.__%      __.__%      __.__%              *
Inception Date

-------------
* Index returns for the life of each class: ___, ___, and ___ for Class A, B, and C, respectively.

The Salomon Smith Barney World Government Bond Index is an unmanaged index comprised of government bonds from eighteen countries (United States, Japan, United

Kingdom, Germany, France, Canada, the Netherlands, Australia, Switzerland, Denmark, Austria, Belgium, Finland, Ireland, Italy, Portugal, Spain and Sweden) with maturities greater than one year. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

                            KEMPER GLOBAL INCOME FUND

Fee and Expense information

This information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

===============================================================================================
Shareholder fees: Fees paid directly from your investment.
-----------------------------------------------------------------------------------------------
                                                            Class A     Class B     Class C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a %    5.75%       None        None
of offering price)
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of redemption    None(1)     4%          1%
proceeds)
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested           None        None        None
Dividends/Distributions
-----------------------------------------------------------------------------------------------
Redemption Fee (as % of amount redeemed, if applicable)     None        None        None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                None        None        None
===============================================================================================

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

===============================================================================================
Annual fund operating expenses: (expenses that are deducted from fund assets)
expressed as a % of the fund's average daily net assets for the year ended _______.
-----------------------------------------------------------------------------------------------
                                                   Class A         Class B         Class C
-----------------------------------------------------------------------------------------------
Management Fee
-----------------------------------------------------------------------------------------------
Distribution (12b-1) Fees
-----------------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------============================================
Total Annual Fund Operating Expenses
-----------------------------------------------------------------------------------------------

                            KEMPER GLOBAL INCOME FUND

Example

This example is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

--------------------------------------------------
Fees and expenses if you sold shares after:

           Class A     Class B      Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

--------------------------------------------------
Fees and expenses if you did not sell your shares:

           Class A      Class B     Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

                   KEMPER INTERNATIONAL GROWTH AND INCOME FUND

Investment Objective

Kemper International Growth and Income Fund seeks long-term growth of capital and current income primarily from foreign equity securities. The fund's investment objective and policies may be changed without a vote of shareholders.

Investment Strategies

The fund seeks to achieve its investment objective by investing generally in common stocks of established companies listed on foreign exchanges, which offer prospects for growth of earnings while paying relatively high current dividends.

At least 80% of the fund's net assets will normally be invested in the equity securities of established non-U.S. companies. The fund focuses its investments on the developed foreign countries included in the Morgan Stanley Capital International World ex-US Index.

Stocks are selected for the fund using a disciplined, multi-part investment approach with four stages as follows:

o Stage 1: The investment manager analyzes the pool of dividend-paying foreign securities, primarily from the world's more mature markets, targeting stocks that have high relative yields compared to the average for their markets.

o Stage 2: The investment manager identifies what it believes are the most promising stocks for the fund's portfolio.

o Stage 3: The investment manager diversifies the fund's portfolio among different industry sectors.

o Stage 4: The investment manager diversifies the fund's portfolio among different countries.

Other Investments

Under normal conditions, the fund may also invest up to 20% of its net assets in debt securities convertible into common stock and fixed income securities of governments, governmental agencies, supranational agencies and private issuers when the investment manager believes the potential for appreciation and income will equal or exceed that available from investments in equity securities. These securities will predominantly be "investment grade" securities which are those rated Aaa/AAA through Baa/BBB (and their unrated equivalents).

Risk Management Strategies

The fund may use certain derivatives (investments whose value is based on indices or other securities).

Under unusual circumstances, the fund may invest without limit in cash and cash equivalents which may include domestic and foreign money market instruments, short-term government and corporate obligations and repurchase agreements. In such a case, the fund would not be pursuing its investment objective.

Main Risks

The primary factor affecting this fund's performance is stock market movements in the countries in which the fund is invested. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. In addition, the investment manager's choice of countries, market sectors or specific investments may not perform as well as expected, and the fund could underperform its peers or lose money.

The fund's other investment strategies entail other risks:

o Convertible debt securities are subject to some of the same interest rate risk as bonds; that is, their prices tend to drop when interest rates rise.

More information about the fund's investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

                   KEMPER INTERNATIONAL GROWTH AND INCOME FUND

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31
--------------------------------------------------------------------------------
                                    BAR CHART


--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's highest return for a calendar quarter was ___% (cite quarter), and the fund's lowest return for a calendar quarter was -___% (cite quarter).

Average Annual Total Returns

                          Class A      Class B      Class C     MSCI EAFE+Canada
                                                                     Index
For periods ended
December 31, 1998
One Year                  __.__%       __.__%       __.__%           __.__%
Five Years                __.__%       __.__%       __.__%           __.__%
Ten Years                 __.__%       __.__%       __.__%           __.__%
Since Class Inception     __.__%       __.__%       __.__%             *
Inception Date

-------------
* Index returns for the life of each class: ___, ___, and ___ for Class A, B, and C, respectively.

The Morgan Stanley Capital International World+Canada Index is an unmanaged index of global stock markets, excluding the U.S. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

                   KEMPER INTERNATIONAL GROWTH AND INCOME FUND

Fee and Expense information

This information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

===============================================================================================
Shareholder fees: Fees paid directly from your investment.
-----------------------------------------------------------------------------------------------
                                                            Class A     Class B     Class C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a %    5.75%       None        None
of offering price)
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of redemption    None(1)     4%          1%
proceeds)
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested           None        None        None
Dividends/Distributions
-----------------------------------------------------------------------------------------------
Redemption Fee (as % of amount redeemed, if applicable)     None        None        None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                None        None        None
===============================================================================================

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

===============================================================================================
Annual fund operating expenses: (expenses that are deducted from fund assets)
expressed as a % of the fund's average daily net assets for the year ended _______.
-----------------------------------------------------------------------------------------------
                                                   Class A         Class B         Class C
-----------------------------------------------------------------------------------------------
Management Fee
-----------------------------------------------------------------------------------------------
Distribution (12b-1) Fees
-----------------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------============================================
Total Annual Fund Operating Expenses
-----------------------------------------------------------------------------------------------

                   KEMPER INTERNATIONAL GROWTH AND INCOME FUND

Example

This example is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

--------------------------------------------------
Fees and expenses if you sold shares after:

           Class A     Class B      Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

--------------------------------------------------
Fees and expenses if you did not sell your shares:

           Class A      Class B     Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

                            KEMPER INTERNATIONAL FUND

Investment objective

Kemper International Fund seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities. The fund's investment objective and policies may be changed without a vote of shareholders.

Investment Strategies

In pursuing its investment objective, the fund invests primarily in common stocks of established non-U.S. companies believed to have potential for capital growth, income or both.

There is no limitation on the percentage or amount of the fund's assets that may invested in growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. In determining whether the fund will be invested for capital growth or income, the investment manager analyzes the international equity and fixed income markets and seeks to assess the degree of risk and level of return that can be expected from each market.

The fund invests primarily in non-U.S. issuers, and under normal circumstances more than 80% of the fund's total assets will be invested in non-U.S. issuers. From time to time, the fund may have more than 25% of its assets invested in any major industrial or developed country which in the view of the investment manager poses no unique investment risk.

In determining the appropriate distribution of investments among various countries and geographic regions, the investment manager ordinarily considers the following factors:

o     prospects for relative economic growth among foreign countries;

o     expected levels of inflation;

o     relative price levels of the various capital markets;

o     government policies influencing business conditions;

o     the outlook for currency relationships; and

o the range of individual investment opportunities available to the international investor.

Other Investments

The fund may invest in debt securities that can be converted into common stocks, also known as convertibles. The fund may also invest in debt securities, preferred stocks, bonds, notes and other debt securities of companies and futures contracts.

Risk Management Strategies

The fund may use certain derivatives (investments whose value is based on indices or other securities).

Under unusual circumstances, the fund may invest up to 100% of its assets in U.S. Government obligations or securities of companies incorporated in and having their principal activities in the United States for temporary defensive purposes. In such cases, the fund would not be pursuing its investment objective. The fund may also establish and maintain reserves for defensive purposes and to enable the fund to take advantage of buying opportunities. The fund's reserves may be invested in domestic as well as foreign short-term money market instruments.

Main Risks

The primary factor affecting this fund's performance is stock market movements in the countries in which the fund is invested. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. In addition, the investment manager's choice of countries, market sectors or specific investments may not perform as well as expected, and the fund could underperform its peers or lose money.

The fund's other investment strategies entail other risks:

o Convertible debt securities are subject to some of the same interest rate risk as bonds; that is, their prices tend to drop when interest rates rise.

More information about the fund's investments and strategies of the fund is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

                            KEMPER INTERNATIONAL FUND

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31

--------------------------------------------------------------------------------
                                    BAR CHART


--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's highest return for a calendar quarter was ___% (cite quarter), and the fund's lowest return for a calendar quarter was -___% (cite quarter).

Average Annual Total Returns

                           Class A      Class B      Class C     MSCI EAFE Index

For periods ended
December 31, 1998
One Year                   __.__%       __.__%       __.__%           __.__%
Five Years                 __.__%       __.__%       __.__%           __.__%
Ten Years                  __.__%       __.__%       __.__%           __.__%
Since Class Inception      __.__%       __.__%       __.__%             *
Inception Date

-------------
* Index returns for the life of each class: ___, ___, and ___ for Class A, B, and C, respectively.

The EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

                            KEMPER INTERNATIONAL FUND

Fee and Expense information

This information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

===============================================================================================
Shareholder fees: Fees paid directly from your investment.
-----------------------------------------------------------------------------------------------
                                                            Class A     Class B     Class C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a %    5.75%       None        None
of offering price)
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of redemption    None(1)     4%          1%
proceeds)
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested           None        None        None
Dividends/Distributions
-----------------------------------------------------------------------------------------------
Redemption Fee (as % of amount redeemed, if applicable)     None        None        None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                None        None        None
===============================================================================================

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

===============================================================================================
Annual fund operating expenses: (expenses that are deducted from fund assets)
expressed as a % of the fund's average daily net assets for the year ended _______.
-----------------------------------------------------------------------------------------------
                                                   Class A         Class B         Class C
-----------------------------------------------------------------------------------------------
Management Fee
-----------------------------------------------------------------------------------------------
Distribution (12b-1) Fees
-----------------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------============================================
Total Annual Fund Operating Expenses
-----------------------------------------------------------------------------------------------

                              KEMPER INTERNATIONAL FUND

Example

This example is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

--------------------------------------------------
Fees and expenses if you sold shares after:

           Class A     Class B      Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

--------------------------------------------------
Fees and expenses if you did not sell your shares:

           Class A      Class B     Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

                           KEMPER LATIN AMERICA FUND

Investment Objective

Kemper Latin America Fund seeks long-term capital appreciation through investment primarily in the securities of Latin American issuers. The fund's investment objective and strategies may be changed without a vote of shareholders.

Investment Strategies

The fund pursues its investment objective by investing at least 65% of its total assets in Latin American equity securities. Latin America is defined as Mexico, Central America, South America and the islands of the Caribbean.

The fund defines securities of Latin American issuers as follows:

o Securities of companies organized under the laws of a Latin American country or for which the principal trading market is in Latin America;

o Securities issued or guaranteed by the government of a Latin American country, its agencies or instrumentalities, political subdivisions or the central bank of such country;

o Securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents assets or activities located in Latin America; or

o Securities of Latin American issuers, as defined above, in the form of depositary shares.

In managing its portfolio, the investment manager seeks out investment opportunities created from changing economic and political trends in Latin America. These trends are supported by governmental initiatives designed to promote freer trade and market-oriented economies. The investment manager believes that active management, based on disciplined fundamental research, will yield promising investment opportunities for long-term capital appreciation.

In selecting companies for investment, the fund typically evaluates industry trends, a company's financial strength, its competitive position in domestic and export markets, technology, recent developments and profit ability, together with overall growth prospects. Other considerations generally include quality and depth of management, government regulation, and availability and cost of labor and raw materials.

Presently, the fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Mexico and Peru.

Other Investments

The fund may invest in debt securities when the investment manager determines that the capital appreciation of debt securities is likely to equal or exceed that of equity securities. The fund may also invest in debt securities which are rated below investment grade (commonly referred to as "junk bonds").

In addition, the fund may invest up to 35% of its total assets in the equity securities of U.S. and other non-Latin American issuers. In evaluating non-Latin American investments, the investment manager generally seeks investments where an issuer's Latin American business activities and the impact of developments in Latin America may have a positive and significant effect on the issuer's business results.

The fund may invest in closed-end investment companies investing primarily in Latin America.

Risk Management Strategies

The fund may use certain derivatives (investments whose value is based on indices or other securities).

Under unusual circumstances, the fund may invest without limit in cash or cash equivalents and money market instruments, or invest all or a portion of its assets in securities of U.S. or other non-Latin American issuers. In such a case, the fund would not be pursuing its investment objective.

Main Risks

The primary factor affecting this fund's performance is stock market movements in the region and the countries in which the fund is invested. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. In addition, the investment manager's choice of countries, market sectors or specific investments may not perform as well as expected, and the fund could underperform its peers or lose money.

Because it is classified as "non-diversified", the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

The fund's other investment strategies entail other risks:

o Convertible debt securities are subject to some of the same interest rate risk as bonds; that is, their prices tend to drop when interest rates rise.

o     The use of certain derivatives could magnify losses.

More information about the fund's investments and strategies of the fund is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

                           KEMPER LATIN AMERICA FUND

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31
--------------------------------------------------------------------------------
                                    BAR CHART


--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's highest return for a calendar quarter was ___% (cite quarter), and the fund's lowest return for a calendar quarter was -___% (cite quarter).

Average Annual Total Returns

                         Class A      Class B      Class C     IFC Latin America
                                                               Investable Return
For periods ended                                                    Index
December 31, 1998
One Year                 __.__%       __.__%       __.__%            __.__%
Five Years               __.__%       __.__%       __.__%            __.__%
Ten Years                __.__%       __.__%       __.__%            __.__%
Since Class Inception    __.__%       __.__%       __.__%              *
Inception Date

-------------
* Index returns for the life of each class: ___, ___, and ___ for Class A, B, and C, respectively.

The IFC Latin America Investable Return Index is prepared by the International Finance Corporation. It is an unmanaged, market capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

                            KEMPER LATIN AMERICA FUND

Fee and Expense information

This information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

===============================================================================================
Shareholder fees: Fees paid directly from your investment.
-----------------------------------------------------------------------------------------------
                                                            Class A     Class B     Class C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a %    5.75%       None        None
of offering price)
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of redemption    None(1)     4%          1%
proceeds)
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested           None        None        None
Dividends/Distributions
-----------------------------------------------------------------------------------------------
Redemption Fee (as % of amount redeemed, if applicable)     None        None        None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                None        None        None
===============================================================================================

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

===============================================================================================
Annual fund operating expenses: (expenses that are deducted from fund assets)
expressed as a % of the fund's average daily net assets for the year ended _______.
-----------------------------------------------------------------------------------------------
                                                   Class A         Class B         Class C
-----------------------------------------------------------------------------------------------
Management Fee
-----------------------------------------------------------------------------------------------
Distribution (12b-1) Fees
-----------------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------============================================
Total Annual Fund Operating Expenses
-----------------------------------------------------------------------------------------------

                            KEMPER LATIN AMERICA FUND

Example

This example is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

--------------------------------------------------
Fees and expenses if you sold shares after:

           Class A     Class B      Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

--------------------------------------------------
Fees and expenses if you did not sell your shares:

           Class A      Class B     Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

                              GROWTH FUND OF SPAIN

Investment Objective

Growth Fund Of Spain seeks long-term capital appreciation. The fund's investment objective is fundamental and cannot be changed without the approval of a majority of the fund's outstanding voting securities.

Investment Strategies

The fund seeks to achieve its objective by investing primarily in equity securities of Spanish companies. A company is deemed Spanish if it is:

o     organized under the laws of Spain; or

o     traded in the Spanish securities markets and doing business in Spain.

Under normal market conditions, at least 65% of the fund's total assets will be invested in equity securities of Spanish companies. The fund may invest up to 25% of its total assets in unlisted equity and debt securities, including convertible debt securities, and in other securities which are not readily marketable, a significant portion of which may be considered illiquid. The fund may invest up to 35% of total assets in investment-grade fixed income securities denominated in Pesetas or U.S. dollars. As an operating policy the investment manager intends to evaluate investment opportunities throughout the Iberian Peninsula (i.e., Spain and Portugal).

As a matter of non-fundamental policy, the fund may invest up to 35% of total assets in equity securities of companies other than Spanish companies, and may concentrate such investments in whole or in part in equity securities of companies organized under the laws of Portugal or traded in the Portuguese securities markets and doing business in Portugal.

Risk Management Strategies

The fund may use certain derivatives (investments whose value is based on indices or other securities).

Under unusual circumstances, the fund may vary from its investment objective and may invest, without limit, in high quality debt instruments, such as U.S. and Spanish government securities. The fund may also at any time invest funds in U.S. dollar-denominated money market instruments as reserves for expenses and dividend and other distributions to shareholders. In such a case, the fund would not be pursuing its investment objective.

Main Risks

The primary factor affecting this fund's performance is stock market movements in the two primary countries in which the fund is invested. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. In addition, the investment manager's choice of market sectors or specific investments may not perform as well as expected, and the fund could underperform its peers or lose money.

Because it is classified as "non-diversified", the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

The fund's other investment strategies entail other risks:

o Convertible debt securities are subject to some of the same interest rate risk as bonds; that is, their prices tend to drop when interest rates rise.

More information about the fund's investments and strategies of the fund is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

                              GROWTH FUND OF SPAIN

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31
--------------------------------------------------------------------------------
                                    BAR CHART


--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's highest return for a calendar quarter was ___% (cite quarter), and the fund's lowest return for a calendar quarter was -___% (cite quarter).

Average Annual Total Returns

                          Class A      Class B      Class C       Madrid Stock
                                                                Exchange General
For periods ended                                                    Index
December 31, 1998
One Year                  __.__%       __.__%       __.__%           __.__%
Five Years                __.__%       __.__%       __.__%           __.__%
Ten Years                 __.__%       __.__%       __.__%           __.__%
Since Class Inception     __.__%       __.__%       __.__%             *
Inception Date

-------------
* Index returns for the life of each class: ___, ___, and ___ for Class A, B, and C, respectively.

Performance of the Madrid Stock Exchange General Index is based on the return of the most frequently traded stocks in the Madrid market and represents 85% of the total

Madrid market capitalization. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

                              GROWTH FUND OF SPAIN

Fee and Expense information

This information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

===============================================================================================
Shareholder fees: Fees paid directly from your investment.
-----------------------------------------------------------------------------------------------
                                                            Class A     Class B     Class C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a %    5.75%       None        None
of offering price)
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of redemption    None(1)     4%          1%
proceeds)
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested           None        None        None
Dividends/Distributions
-----------------------------------------------------------------------------------------------
Redemption Fee (as % of amount redeemed, if applicable)     2.00%       2.00%       2.00%
-----------------------------------------------------------------------------------------------
Exchange Fee                                                None        None        None
===============================================================================================

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

===============================================================================================
Annual fund operating expenses: (expenses that are deducted from fund assets)
expressed as a % of the fund's average daily net assets for the year ended _______.
-----------------------------------------------------------------------------------------------
                                                   Class A         Class B         Class C
-----------------------------------------------------------------------------------------------
Management Fee
-----------------------------------------------------------------------------------------------
Distribution (12b-1) Fees
-----------------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------============================================
Total Annual Fund Operating Expenses
-----------------------------------------------------------------------------------------------

                              GROWTH FUND OF SPAIN

Example

This example is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

--------------------------------------------------
Fees and expenses if you sold shares after:

           Class A     Class B      Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

--------------------------------------------------
Fees and expenses if you did not sell your shares:

           Class A      Class B     Class C
1 Year
--------------------------------------------------
3 Years
--------------------------------------------------
5 Years
--------------------------------------------------
10 Years
==================================================

Investment Manager

The funds retain the investment management firm of Scudder Kemper Investments, Inc., Two International Place, Boston, MA, to manage their daily investment and business affairs subject to the policies established by the funds' Boards. Scudder Kemper Investments, Inc. actively manages the funds' investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities. Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Scudder Kemper Investments, Inc., is the sub-adviser for Kemper Europe Fund, Kemper Global Income Fund, and Kemper International Fund. Scudder Investments (U.K.) Limited has served as sub-adviser for mutual funds since December, 1996 and investment adviser for certain institutional accounts since August, 1998.

Each fund pays the investment manager a (graduated) monthly investment management fee. Fees paid for each fund's most recently completed fiscal year are shown below:

Kemper Asian Growth Fund                               0.__%

Kemper Emerging Markets Growth Fund                    0.__%

Kemper Emerging Markets Income Fund                    0.__%

Kemper Europe Fund                                     0.__%

Kemper Global Blue Chip Fund                           0.__%

Kemper Global Discovery Fund                           0.__%

Kemper Global Income Fund                              0.__%

Kemper International Growth and Income Fund            0.__%

Kemper International Fund                              0.__%

Growth Fund Of Spain                                   0.__%

 Kemper Latin America Fund                             0.__%

[* Add footnotes as needed for expense caps.]

Portfolio management

The funds are managed by teams of investment professionals who each plays an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund's portfolio. They are supported by the investment manager's large staff of economists, research analysts, traders and other investment specialists who work in the investment manager's offices across the United States and abroad. The investment manager believes its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

The following investment professionals are associated with the funds as indicated:

                                [TO BE COMPLETED]

Kemper Asian Growth Fund

Name & Title          Joined the Fund    Background
--------------------------------------------------------------------------------
Theresa Gusman -             19          Joined Scudder Kemper in 19. She began
Lead Manager                             her investment career in 19.
--------------------------------------------------------------------------------
Elizabeth J. Allan -         19          Joined Scudder Kemper in 19. She began
Manager                                  her investment career in 19.


Kemper Emerging Markets Growth Fund

Name & Title          Joined the Fund    Background
--------------------------------------------------------------------------------
Joyce E. Cornell -           19          Joined Scudder Kemper in 19. She began
Lead Manager                             her investment career in 19.
--------------------------------------------------------------------------------
Tara C. Kenney -             19          Joined Scudder Kemper in 19. She began
Manager                                  her investment career in 19.
--------------------------------------------------------------------------------
Theresa Gusman -             19          Joined Scudder Kemper in 19. She began
Manager                                  her investment career in 19.
--------------------------------------------------------------------------------
Andre J. DeSimone-           19          Joined Scudder Kemper in 19. She/He
Manager                                  began her/his investment career in 19.


Kemper Emerging Markets Income Fund

Name & Title          Joined the Fund    Background
--------------------------------------------------------------------------------
M. Isabel Saltzman -         19          Joined Scudder Kemper in 19. She began
Lead Manager                             her/his investment career in 19.
--------------------------------------------------------------------------------
Susan E. Gray -              19          Joined Scudder Kemper in 19. She began
Manager                                  her/his investment career in 19.

Kemper Europe Fund

Name & Title          Joined the Fund    Background
--------------------------------------------------------------------------------
Marc Slendebrock -           19          Joined Scudder Kemper in 19. He began
Lead Manager                             his investment career in 19.


Kemper Global Blue Chip Fund

Name & Title          Joined the Fund    Background
--------------------------------------------------------------------------------
Diego Espinosa -             19          Joined Scudder Kemper in 19. He began
Lead Manager                             his investment career in 19.
--------------------------------------------------------------------------------
William E. Holzer -          19          Joined Scudder Kemper in 19. He began
Manager                                  his investment career in 19.
--------------------------------------------------------------------------------
Nicholas Bratt -             19          Joined Scudder Kemper in 19. He began
Manager                                  his investment career in 19.


Kemper Global Discovery Fund

Name & Title          Joined the Fund    Background
--------------------------------------------------------------------------------
Gerald J. Moran -           1991         Joined Scudder Kemper in 1968. He
Lead Manager                             began his investment career in 1968.
--------------------------------------------------------------------------------
Sewall Hodges -             1996         Joined Scudder Kemper in 1995. He
Manager                                  began his investment career in 1985.


Kemper Global Income Fund

Name & Title          Joined the Fund    Background
--------------------------------------------------------------------------------
Pankaj Shah - Lead           19          Joined Scudder Kemper in 19. He began
Manager                                  his investment career in 19.
--------------------------------------------------------------------------------
Terence C. Prideaux -        19          Joined Scudder Kemper in 19. He began
Manager                                  his investment career in 19.


Kemper International Growth and Income Fund

Name & Title          Joined the Fund    Background
--------------------------------------------------------------------------------
Sheridan Reilly -            19          Joined Scudder Kemper in 19. He began
Lead Manager                             his investment career in 19.
--------------------------------------------------------------------------------
Irene Cheng - Manager        19          Joined Scudder Kemper in 19. She began
                                         her investment career in 19.

Kemper International Fund

Name & Title           Joined the Fund   Background
--------------------------------------------------------------------------------
Stephen P. Dexter -           19         Joined Scudder Kemper in 19. He began
Co-Lead Manager                          his investment career in 19.
--------------------------------------------------------------------------------
Marc J. Slendebroeck -        19         Joined Scudder Kemper in 19. He began
Co-Lead Manager                          his investment career in 19.
--------------------------------------------------------------------------------
Dennis H. Ferro -             19         Joined Scudder Kemper in 19. He began
Manager                                  his investment career in 19.


Growth Fund Of Spain

Name & Title          Joined the Fund    Background
--------------------------------------------------------------------------------
Joan R. Gregory -            19          Joined Scudder Kemper in 19. She began
Lead Manager                             her investment career in 19.
--------------------------------------------------------------------------------
Nicholas Bratt -             19          Joined Scudder Kemper in 19. He began
Manager                                  his investment career in 19.


Kemper Latin America Fund

Name & Title           Joined the Fund   Background
--------------------------------------------------------------------------------
Tara C. Kenney -              19         Joined Scudder Kemper in 19. She began
Lead Manager                             her investment career in 19.
--------------------------------------------------------------------------------
Edmund B. Games, Jr. -        19         Joined  Scudder  Kemper in 19. He began
Manager                                  his investment career in 19.
--------------------------------------------------------------------------------
Paul Rogers - Manager         19         Joined  Scudder  Kemper in 19. He began
                                         his investment career in 19.

Year 2000 Readiness

Like other mutual funds and financial and business organizations worldwide, the funds could be adversely affected if computer systems on which a fund relies, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the funds' business and operations, such as problems with calculating net asset value and difficulties in implementing a fund's purchase and redemption procedures. The investment manager has commenced a review of the Year

2000 Issue as it may affect the funds and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by a fund or on global markets or economies generally.

Euro Conversion

The planned introduction of a new European currency, the Euro, may result in uncertainties for European securities in the markets in which they trade and with respect to the operation of the Fund's portfolio. Currently, the Euro is expected to be introduced on January 1, 1999 by eleven European countries that are members of the European Economic and Monetary Union (EMU). The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments that otherwise would not likely occur. Additional questions are raised by the fact that certain other EMU members, including the United Kingdom, will not officially be implementing the Euro on January 1, 1999. If the introduction of the Euro does not take place as planned, there could be negative effects, such as severe currency fluctuations and market disruptions.

Scudder Kemper is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a portfolio holding is negative, it could hurt the portfolio's performance.

ABOUT YOUR INVESTMENT

Choosing a share class

Each fund provides investors with the option of purchasing shares in the following ways:

Class A Shares(1)       Offered at net asset value plus a maximum sales charge
                        of 5.75% of the offering price, or 4.5% of the offering price in the cases of Kemper Global Income Fund and Kemper Emerging Markets Income Fund.

                        Reduced sales charges apply to purchases of $50,000 or more for all funds except Kemper Global Income Fund and Kemper Emerging Markets Income Fund. Reduced sales charges apply to purchases of $100,000 or more for Kemper Global Income Fund and Kemper Emerging Markets Income Fund. Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales change if redeemed during the second year of purchase.

Class B Shares(1)       Offered at net asset value without an initial sales
                        charge, but subject to a 0.75% Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.

Class C Shares(1)       Offered at net asset value without an initial sales
                        charge, but subject to a 0.75% Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions made within one year of purchase. Class C shares do not convert into another class.

(1) Class A, B and C shares of Growth Fund of Spain are subject to a 2% redemption fee on shares redeemed or exchanged within one year after purchase, with limited exceptions.

When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares. Each class of shares represents interests in the same portfolio of investments of a fund.

The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. For more information about these sales arrangements, consult your financial representative or the Shareholder Service Agent. Be aware that financial services firms may receive different compensation depending upon which class of shares they sell.

Rule 12b-1 plan

Each fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and the Class C shares that are used by the transfer agent to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although Kemper Distributors, Inc. believes that it is unlikely, in the case of Class B shares, because of the automatic conversion feature of the shares.

Special features

Class A Shares -- Combined Purchases. Each fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of most Kemper Funds.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares also apply to the aggregate amount of purchases made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by Kemper Distributors. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period.

Class A Shares -- Cumulative Discount. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Exchange Privilege -- General. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy").

For purposes of determining any contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Buying shares

Class A Shares -- All funds, except Kemper Global Income Fund and Kemper Emerging Markets Income Fund

Public           Amount of Purchase
Offering Price.                                      Sales Charge       Sales Charge as a
Including Sales                                      as a % of          % of Net Asset
Charge                                               Offering Price     Value*
                                                     --------------     -----

                 Less than $50,000                   5.75%              6.10%
                 $50,000 but less than $100,000      4.50               4.71
                 $100,000 but less than $250,000     3.50               3.63
                 $250,000 but less than $500,000     2.60               2.67
                 $500,000 but less than $1 million   2.00               2.04
                 $1 million and over                 0.00**             0.00

                 * Rounded to nearest one hundredth percent.
                 **Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

Class A Shares - Kemper Global Income Fund and Kemper Emerging Markets Income
Fund

Public           Amount of Purchase
Offering Price.                                     Sales Charge       Sales Charge as a
Including Sales                                     as a % of          % of Net Asset
Charge                                              Offering Price     Value*
                                                    --------------     -----

                 Less than $100,000                 4.50%              4.71%
                 $100,000 but less than $250,000    3.50               3.63
                 $250,000 but less than $500,000    2.60               2.67
                 $500,000 but less than $1 million  2.00               2.04
                 $1 million and over                0.00**             0.00

                 * Rounded to nearest one hundredth percent.
                 **Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

NAV Purchases

                 Class A shares of a fund may be purchased at net asset value by:

                  o shareholders in connection with the investment or reinvestment of income and capital gain dividends

                  o a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees

                  o any purchaser with Kemper Funds investment totals of at least $1,000,000

                  o unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs

                  o officers, trustees, directors, employees (including retirees) and sales representatives of a fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families

                  o persons who purchase shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm

                  o registered representatives and employees of broker-dealers having selling group agreements with Kemper Distributors

                  o officers, directors, and employees of service agents of the funds

                  o members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et. al., Case No. 93 C 5231 (N.D.IL)

                  o selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to the funds pursuant to an agreement with Kemper Distributors or one of its affiliates

                  o certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with Kemper Distributors, for themselves or members of their families

                  o in connection with the acquisition of the assets of or merger or consolidation with another investment company

                  o shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families

                  o any trust, pension, profit-sharing or other benefit plan for only such persons.

                  o Persons who purchase shares of the fund through Kemper Distributors as part of an automated billing and wage deduction program administered by RewardsPlus of America

                  o through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by Kemper Distributors, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the funds

Contingent        A contingent deferred sales charge may be imposed upon
Deferred Sales    redemption of Class A shares purchased under the Large Order
Charge            NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and .50% if redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.
                  The contingent deferred sales charge will be waived in the event of:

                 o redemptions under a fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account

                  o redemption of shares of a shareholder (including a registered joint owner) who has died

                  o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration)

                  o redemptions by a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district

                  o redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent

                  o redemptions of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the commission applicable to such Large Order NAV Purchase

Rule 12b-1 Fee    None

Exchange          Class A shares may be exchanged for each other at their
Privilege         relative net asset values. Shares of Money Market Funds and
                  Kemper Cash Reserves Fund acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange

                  Class A shares purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Fund or a Money Market Fund without paying any contingent deferred sales charge. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed

Class B Shares

Public Offering  Net asset value per share without any sales charge at the time
Price            of purchase

Contingent       A contingent deferred sales charge may be imposed upon
Deferred Sales   redemption of Class B shares. There is no such charge upon
Charge           redemption of any share appreciation or reinvested dividends.
                 The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                 Year of Redemption First Second Third Fourth Fifth Sixth After Purchase:
                 ---------------------------------------------------------------
                 Contingent Deferred  4%     3%      3%     2%      2%     1%
                 Sales Charge:
                 ---------------------------------------------------------------
                 The contingent deferred sales charge will be waived:

                  o for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts)

                  o for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2

                  o for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below)

                  o in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed

                  o in the event of the death of the shareholder (including a registered joint owner)

                  The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent:

                  o redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege)

                  o redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a fund

                  o redemptions in connection with distributions qualifying under the hardship provisions of the Code

                  o redemptions representing returns of excess contributions to such plans

Rule 12b-1 Fee    0.75%

Conversion        Class B shares of a fund will automatically convert to Class A
Feature           shares of the same fund six years after issuance on the basis of the relative net asset value per share. Shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

Exchange          Class B shares of a fund and Class B shares of most Kemper
Privilege         Funds may be exchanged for each other at their relative net asset values without a contingent
                  deferred sales charge.

Class C Shares

Public Offering   Net asset value per share without any sales charge at the time
Price             of purchase



Contingent        o     A contingent deferred sales charge of 1% may be imposed
Deferred                upon redemption of Class C shares redeemed within one
Sales Charge            year of purchase. The charge will not be imposed upon
                        redemption of reinvested dividends or share appreciation. The contingent deferred sales charge will be waived in the event of:

                  o redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457

                  o redemptions by employer sponsored employee benefit plans (or their participants) using the subaccount record keeping system made available through the Shareholder Service Agent

                  o redemption of shares of a shareholder (including a registered joint owner) who has died

                  o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration)

                  o redemptions under a fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account

                  o redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly

                  o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly

Rule 12b-1 Fee    0.75%

Conversion        None
Feature

Exchange          Class C shares of a fund and Class C shares of most Kemper
Privilege         Funds may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge.

Selling and exchanging shares

General

Any shareholder may require a fund to redeem his or her shares. When shares are held for the account of a shareholder by the funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557.

Share certificates

When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Repurchases (confirmed redemptions)

A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to Kemper Distributors, which each fund has authorized to act as its agent. There is no charge by Kemper Distributors with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Reinvestment privilege

Under certain circumstances, a shareholder who has redeemed Class A shares may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares. The reinvestment privilege may be terminated or modified at any time.

Distributions and taxes

Dividends and capital gains distributions

Each fund normally distributes dividends of net investment income as follows: annually for Kemper Asian Growth Fund, Kemper Emerging Markets Growth Fund, Kemper Europe Fund, Kemper Global Blue Chip Fund, Kemper Global Discovery Fund, Growth Fund Of Spain, Kemper International Fund, and Kemper Latin America Fund; semi-annually for Kemper International Growth and Income Fund; monthly for Kemper Emerging Markets Income Fund and Kemper Global Income Fund. Each fund distributes any net realized short-term and long-term capital gains at least annually.

Income and capital gains dividends, if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gains dividends in cash and long-term capital gains dividends in shares of the same class at net asset value; or

(2) To receive income and capital gains dividends in cash.

Any dividends of a fund that are reinvested will normally be reinvested in shares of the same class of that same fund. However, by writing to the Shareholder Service Agent, you may choose to have dividends of a fund invested in shares of the same class of another Kemper fund at the net asset value of that class and fund. To use this privilege, you must maintain a minimum account value of $1,000 in the fund distributing the dividends. The funds will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same fund unless you request that such policy not be applied to your account.

Taxes

Generally, dividends from net investment income are taxable to you as ordinary income. Long-term capital gains distributions, if any, are taxable to you as long-term capital gains, regardless of how long you have owned your shares. Short-term capital gains and any other taxable income distributions are taxable to you as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January are taxable to you as if paid on December 31 of the calendar year in which they were declared.

A sale or exchange of your shares is a taxable event and may result in a capital gain or loss which may be long-term or short-term, generally depending on how long you owned the shares.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, is taxable to you.

Each fund sends you detailed tax information about the amount and type of its distributions by January 31 of the following year. 976378246In certain years, you may be able to claim a credit or deduction on your income tax return for your share of foreign taxes paid by a fund.

Each fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any such withheld amounts may be credited against your U.S. federal income tax liability.

Shareholders of a fund may be subject to state, local and foreign taxes on fund distributions and dispositions of fund shares. You should consult your tax advisor regarding the particular tax consequences of an investment in a fund.

Transaction information

Share price

Scudder Fund Accounting Corporation determines the net asset value per share of the funds as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. eastern time, on each day the New York Stock Exchange is open for trading. Market prices are used to determine the value of the funds' assets, but when reliable market quotations are unavailable, a fund may use procedures established by its Board of Directors/Trustees.

The net asset value per share of each fund is the value of one share and is determined separately for each class by dividing the value of a fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of the fund will generally be lower than that of the Class A shares of a fund because of the higher annual expenses borne by the Class B and Class C shares.

To the extent that the funds invest in foreign securities, these securities may be listed on foreign exchanges that trade on days when the funds do not price their shares. As a result, the net asset value per share of the funds may change at a time when shareholders are not able to purchase or redeem their shares.

Redemption Fee

Upon the redemption of exchange of any class of shares of Growth Fund of Spain held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders. The fee is waived for all shares purchase through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and other pension, profit-sharing and employee benefit plans. However, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. In addition this waiver does not apply to any IRA or SEP-IRA accounts. This fee is intended to encourage long-term investment in the fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the investment manager or its subsidiaries, and does not benefit the investment manager in any way. The fund reserves the right to modify the terms of or terminate this fee at any time.

The fee applies to redemptions from the fund and exchanges to other Kemper Funds, but not to dividend or capital gains distributions which have been automatically reinvested in the fund. The fee is applied to the shares being redeemed or exchanges in the order in which they were purchased. In the event that a shareholder has acquired shares of the fund in connection with the fund's acquisition of the assets of or merger or consolidation with another investment company, the shareholder will generally be permitted to add the period he or she held shares of the acquired fund to the time he or she has held Class A shares of the fund in determining the applicability of the redemption fee. In such a case, the shareholder bears the burden of demonstrating to the fund the period of ownership of the acquired fund. Proof of ownership for the required period may be demonstrated by providing copies of brokerage account statements or other appropriate share records in connection with a redemption under cover of the redemption and certification form attached to this prospectus.

Processing time

All requests to buy and sell shares that are received in good order by the funds' transfer agent by the close of regular trading on the New York Stock Exchange are executed at the net asset value per share calculated at the close of trading that day (subject to any applicable sales load or contingent deferred sales charge). Orders received by dealers or other financial services firms prior to the determination of net asset value and received by the funds' transfer agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Signature guarantees

A signature guarantee is required when you sell more than $100,000 worth of shares. You can obtain a guarantee from most brokerage houses and financial institutions, although not from a notary public. The funds will normally send you the proceeds within one business day following your request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The funds and their transfer agent each reserves the right to reject purchases of fund shares (including exchanges) for any reason including when there is evidence of a pattern of frequent purchases and sales made in response to short-term fluctuations in a fund's share price.

Each fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each fund may temporarily suspend the offering of its shares or a class of its shares to new investors. During the period of such suspension, persons who are already shareholders normally are permitted to continue to purchase additional shares and to have dividends reinvested.

Minimum balances

The minimum initial investment for each fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Because of the high cost of maintaining small accounts, the funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Third party transactions

If you buy and sell shares of a fund through a member of the National Association of Securities Dealers, Inc. (other than the funds' transfer agent), that member may charge a fee for that service. This prospectus should be read in connection with such firms' material regarding their fees and services.

Redemption-in-kind

Each fund reserves the right to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities ("redemption in kind"). These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand the funds' financial performance for the period reflected below. Certain information reflects the financial results for a single fund share. The total return figures show what an investor in a fund would have earned (or lost) assuming reinvestment of all distributions. This information had been audited by Ernst & Young LLP whose report, along with the funds' financial statements, are included in the funds' annual reports, which are available upon request by calling Kemper at 1-800-621-1048.

[TO BE COMPLETED]

Additional information about the funds may be found in each fund's respective Statement of Additional Information, the Shareholder Services Guide and in shareholder reports. Shareholder inquiries may be made by calling the toll-free telephone number listed below. The Statements of Additional Information contain information on fund investments and operations. The Shareholder Services Guide contains information about purchases and sales of fund shares. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the funds' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:

==========================================================================
By Phone:                            In Person:
--------------------------------------------------------------------------
Call Kemper at:                      Public Reference Room
1-800-621-1048                       Securities and Exchange Commission,
                                     Washington, D.C.
                                     (Call 1-800-SEC-0330
                                     for more information).
--------------------------------------------------------------------------
By Mail:                             By Internet:
--------------------------------------------------------------------------
Kemper Distributors, Inc.            http://www.sec.gov
222 South Riverside Plaza            http://www.kemper.com
Chicago, IL  60606-5808
Or
Public Reference Section,
Securities and Exchange Commission,
Washington, D.C. 20549-6009
(a duplication fee is charged)
==========================================================================

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).
Investment Company Act file numbers:

Kemper Asian Growth Fund                        811-7731

Kemper Emerging Markets Growth Fund             811-08395

Kemper Emerging Markets Income Fund             811-08395

Kemper Europe Fund                              811-7479

Kemper Global Blue Chip Fund                    811-08395

Kemper Global Discovery Fund                    811-4670

Kemper Global Income Fund                       811-5829

Kemper International Growth and Income Fund     811-08395

Kemper International Fund                       811-3136

Growth Fund Of Spain                            811-08395

Kemper Latin America Fund                       811-08395

Printed with SOYINK Printed on recycled paper xx-xx-xx
(codes)

                      KEMPER GLOBAL and INTERNATIONAL FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                  March 1, 1999


             Kemper Global Blue Chip Fund ("Global Blue Chip Fund")
                  Kemper International Growth and Income Fund
                    ("International Growth and Income Fund")
      Kemper Emerging Markets Income Fund ("Emerging Markets Income Fund")
      Kemper Emerging Markets Growth Fund ("Emerging Markets Growth Fund")
                Kemper Latin America Fund ("Latin America Fund")
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048


This combined Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for each of the Funds listed above (the "Funds"), each a series of Kemper Global/International Series, Inc. (the "Corporation"), an open-end management investment company. It should be read in conjunction with the combined prospectus of the Funds dated March 1, 1999. A prospectus may be obtained without charge from the Funds, and is also available along with other related materials on the SEC's Internet Web site (http://www.sec.gov).


                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS........................................................2
INVESTMENT POLICIES AND TECHNIQUES ...........................................10
PORTFOLIO TRANSACTIONS........................................................33
INVESTMENT MANAGER AND UNDERWRITER............................................34
PURCHASE, REPURCHASE AND REDEMPTION OF SHARES.................................43
NET ASSET VALUE...............................................................55
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................57
PERFORMANCE...................................................................63
OFFICERS AND DIRECTORS........................................................66
SHAREHOLDER RIGHTS............................................................68
APPENDIX -- RATINGS OF FIXED INCOME INVESTMENTS...............................71

The financial statements appearing in each Fund's Annual Report to Shareholders are incorporated herein by reference. The Report for any Fund for which this Statement of Additional Information is requested accompanies this document.


Scudder Kemper Investments, Inc. (the "Adviser") serves as each Fund's investment manager.

KEF-13 12/96                           (Recycled Logo) printed on recycled paper

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which, together with the fundamental policies of such Fund, cannot be changed without approval of a majority of its outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the outstanding shares of the Fund.


Global Blue Chip Fund and International Growth and Income Fund each has elected to be classified as a diversified series of an open-end management, investment company. Emerging Markets Income Fund, Emerging Markets Growth Fund and Latin America Fund are non-diversified series of an open-end management, investment company.


As a matter of fundamental policy, each Fund will not:

      a) borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time;

      b) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      c) purchase physical commodities or contracts relating to physical commodities;

      d) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      e) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;


      f) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or


      g) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation.

As a matter of nonfundamental policy, each Fund will not:

1. For all Funds except for Emerging Markets Income Fund: borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

2. For Emerging Markets Income Fund: borrow money in an amount greater than 20% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

3. For all Funds except for Emerging Markets Income Fund: enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

4. purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and
      (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

5. purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

6. enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

7. purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

8. For all Funds except for International Growth and Income Fund: lend portfolio securities in an amount greater than 5% of its total assets.

9. For International Growth and Income Fund: lend portfolio securities in an amount greater than 33 1/3% of its total assets.


INVESTMENT POLICIES AND TECHNIQUES


GENERAL. Kemper Global Blue Chip Fund (the "Global Blue Chip Fund") seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. Kemper International Growth And Income Fund (the "International Growth and Income Fund") seeks long-term growth of capital and current income primarily from foreign equity securities. Kemper Emerging Markets Income Fund (the "Emerging Markets Income Fund") has dual investment objectives. The Fund's primary investment objective is to provide investors with high current income. As a secondary objective, the Fund seeks long-term capital appreciation. Kemper Emerging Markets Growth Fund (the "Emerging Markets Growth Fund") seeks long-term growth of capital primarily through equity investment in emerging markets around the globe. Kemper Latin America Fund (the "Latin America Fund") seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers.


Each Fund may engage in futures, options and other derivative transactions ("Strategic Transactions and Derivatives") in accordance with its respective investment objectives and policies. Each such Fund intends to engage in such transactions if it appears to the Adviser to be advantageous for the Fund to do so in order to pursue its investment objective(s), to hedge against the effects of fluctuation in interest rates, and also to hedge against the effects of market risks, but not for leveraging purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below, along with information concerning other investment policies and techniques to create leveraged exposure in the Fund.

Each Fund's returns and net asset value will fluctuate, and there is no assurance that any Fund will meet its objectives. Except as otherwise indicated, a Fund's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in a Fund's investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

Each Fund is designed for long-term investors who can accept international investment risk in pursuit of additional opportunities that foreign securities may provide. Since a Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. A Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased. In the opinion of the Adviser, foreign capital markets provide investors with opportunities to participate in the economic growth taking place outside of the U.S., which should translate into positive securities market performance over the long term. In addition, the Adviser believes that international investing offers the benefits of geographic diversification, which can lower the overall price volatility of an investor's portfolio. Foreign investing does involve significant risks, as discussed in this prospectus, and no Fund should be considered a complete investment program.

GLOBAL BLUE CHIP FUND. Global Blue Chip Fund seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Fund invests in equity securities of companies which are incorporated in the U.S. and in foreign countries. The Fund will invest primarily in developed markets, with a maximum of 15% of the Fund's total assets invested in emerging markets. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

In pursuing its objective, the Fund will emphasize investments in common stocks of large, well known companies. Companies of this general type are often referred to as "Blue Chip" companies. While specific investment and financial criteria may vary from market to market, Blue Chip companies around the world are generally identified by the Adviser as having substantial capitalization, established financial history, ready access to credit, good industry position and superior management structure. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. stock market capitalization. Global Blue Chip companies are believed to generally exhibit less investment risk and less price volatility, on average, than companies lacking these characteristics, such as smaller, less-seasoned companies. In addition, the large market of publicly held shares for such companies and the generally higher trading volume in those shares generally result in a relatively high degree of liquidity for such investments.

The Fund invests in companies that the Adviser believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. The Fund's global framework allows it to take advantage of investment opportunities created by the growing integration of economies around the world. The Fund offers investors access to opportunities wherever they arise, without being constrained by location of a company's headquarters or the trading market for its shares.

It is expected that investments will be spread broadly around the world with an emphasis on developed economies and capital markets. The Fund will usually be invested in securities of issuers located in at least three countries, one of which may be the U.S. The Fund may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested 100% in U.S. issues, although under normal circumstances it is expected that both foreign and U.S. investments will be represented in the Fund's portfolio. It is expected that investments will include securities of companies of varying sizes, as measured by assets, sales, income or market capitalization.

The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, and convertible and non-convertible preferred stock, and fixed-income securities of governments, governmental agencies, supranational agencies and companies when the Adviser believes the potential for appreciation will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's Investor Services, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or those of equivalent quality as determined by the Adviser. The Fund may not invest more than 5% of its total assets in debt securities rated Baa or below by Moody's, or BBB or below by S&P or deemed by the Adviser to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). (See "Special Risk Factors").

The Fund may invest in zero coupon securities. In addition, fixed-income securities may be held without limit for temporary defensive purposes when the Adviser believes market conditions so warrant and for temporary investment. It is impossible to accurately predict how long such alternative strategies may be utilized. Similarly, the Fund may invest in cash equivalents (including domestic and foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes and for liquidity. The Fund may invest in closed-end investment companies holding foreign securities, as well as shares of closed-end investment companies that invest primarily in emerging market debt securities. In addition, the Fund may engage in strategic transactions, which may include derivatives. (See "Special Risk Factors").

The Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders. The value invested in REITs will not exceed 5% of the value of the Fund's total assets.

 INTERNATIONAL GROWTH AND INCOME FUND. International Growth and Income Fund seeks long-term growth of capital and current income primarily from foreign equity securities. The Fund invests generally in common stocks of established companies listed on foreign exchanges, which offer prospects for growth of earnings while paying relatively high current dividends. The Fund can also invest in other types of equity securities, including preferred stocks and securities convertible into common stock. The Fund does not invest in emerging markets, but instead focuses its investments on the developed foreign countries included in the Morgan Stanley Capital International World ex-US Index (the "MSCI").

The Fund's income-oriented strategy, which can help cushion returns in volatile periods, and its concentration in developed markets, may make it appropriate for investors seeking lower share price volatility than many other international equity funds.

While the Fund offers the potential for price appreciation and dividend income, it also involves various types of risk. The Fund's net asset value can fluctuate with changes in world securities market levels, political developments, movements in currencies, investment flows and other factors. (See "Special Risk Factors").

In pursuing its dual objective, at least 80% of the Fund's net assets will normally be invested in the equity securities of established non-U.S. companies. The Fund generally invests in equity securities of established companies listed on foreign securities exchanges, but also may invest in securities traded over-the-counter. The Fund's equity investments include common stock, convertible and non-convertible preferred stock, sponsored and unsponsored depository receipts, and warrants.

The Fund intends to diversify investments among several developed foreign markets and normally to invest in securities of issuers located in at least three different countries. The Fund will invest predominantly in securities of issuers in the developed foreign countries included in the MSCI.

Under normal conditions, the Fund may also invest up to 20% of its net assets in debt securities convertible into common stock and fixed-income securities of governments, governmental agencies, supranational agencies and private issuers when the Adviser believes the potential for appreciation and income will equal or exceed that available from investments in equity securities. These securities will predominantly be "investment grade" securities, which are those rated Aaa, Aa, A, or Baa by Moody's or AAA, AA, A or BBB by S&P or if unrated, judged by the Adviser to be of equivalent quality. The Fund may also invest up to 5% of its total assets in debt securities which are rated below-investment grade or unrated but equivalent to those rated below investment-grade (commonly referred to as "junk bonds"). (See "Special Risk Factors").

The Fund may also hold up to 20% of its net assets in U.S. and foreign fixed income securities for temporary defensive purposes when the Adviser believes market conditions so warrant. Similarly, the Fund may invest up to 20% of its net assets in cash or cash equivalents including domestic and foreign money market instruments, short-term government and corporate obligations and repurchase agreements under normal circumstances and without limit for temporary defensive purposes and to maintain liquidity. It is impossible to accurately predict for how long such alternative strategies may be utilized. In addition, the Fund may engage in strategic transactions, which may include derivatives. (See "Special Risk Factors").

The Adviser applies a disciplined, multi-part investment approach for selecting stocks for the Fund. The first stage of this process involves analyzing the pool of dividend-paying foreign securities, primarily from the world's more mature markets, and targeting stocks that have high relative yields compared to the average for their markets. In the Adviser's opinion, this group of higher-yielding stocks offers the potential for returns that is greater than or equal to the average market return, with price volatility that is lower than the overall market volatility. The Adviser believes that these potentially favorable risk and return characteristics exist because the higher dividends offered by these stocks act as a "cushion" when markets are volatile and because the stocks with higher yields tend to have more attractive valuations (e.g., lower price-to-earnings ratios and lower price-to-book ratios).

The second stage of portfolio construction involves a fundamental analysis of each company's financial strength, profitability, projected earnings, competitive positioning and ability of management. During this step, the Adviser's research team identifies what it believes are the most promising stocks for the Fund's portfolio.

The third stage of the investment process involves diversifying the portfolio among different industry sectors. The key element of this stage is evaluating how the stocks in different sectors react to economic factors such as interest rates, inflation, Gross Domestic Product and consumer spending, and then attaining a proper balance of stocks in these sectors based on the Adviser's economic forecast.

The fourth and final stage of this ongoing process is diversifying the portfolio among different countries. The Adviser will seek to have broad country representation, favoring those countries that it believes have sound economic conditions and open markets. The Fund's strategy is to manage risk and create opportunity at each of its four stages in the investment process, starting with the focus on stocks with high relative yields.

EMERGING MARKETS INCOME FUND. Emerging Markets Income Fund has dual investment objectives. The Fund's primary investment objective is to provide investors with high current income. As a secondary objective, the Fund seeks long-term capital appreciation. In pursuing these goals, the Fund invests primarily in high-yielding debt securities issued by governments and corporations in emerging markets. Many developing regions of the world have undertaken sweeping political and economic changes that favor increased business activity and demand for capital. In the opinion of the Adviser, these changes present attractive investment opportunities, both in terms of income and appreciation potential, for long-term investors. In an attempt to eliminate currency risk, the Fund invests exclusively in U.S. dollar-denominated debt securities, or in foreign currency denominated debt securities that are fully hedged back into the U.S. dollar.

The Fund involves above-average bond fund risk and can invest entirely in high yield/high risk bonds. While designed to provide a high level of current income, the Fund may not be appropriate for all income investors. The Fund should not be viewed as a substitute for a money market or short-term bond fund. The Fund invests in lower quality securities of emerging market issuers, some of which have in the past defaulted on certain of their financial obligations.

In seeking high current income and, secondarily, long-term capital appreciation, the Fund invests, under normal market conditions, at least 65% of its total assets in debt securities issued by governments, government-related entities and corporations in emerging markets, or in debt securities, the return on which is derived primarily from emerging markets. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

The Fund takes a global approach to portfolio management. The Adviser currently weights its investments toward countries in Latin America, which has offered the largest and most liquid debt markets of the emerging nations around the globe in the past few years. However, the Adviser may pursue investment opportunities in Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The Fund deems an issuer to be located in an emerging market if:

      o the issuer is organized under the laws of an emerging market country;

      o the issuer's principal securities trading market is in an emerging market; or

      o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly from subsidiaries) from assets or activities located in emerging markets.

The Fund may invest in a wide variety of high-yielding debt obligations, including sovereign debt securities issued or guaranteed by governments, government-related entities and central banks based in emerging markets (including participations in and assignments of portions of loans between governments and financial institutions); government owned, controlled or sponsored entities located in emerging markets; entities organized and operated for the purpose of restructuring investment characteristics of instruments issued by government or government-related entities in emerging markets; and debt obligations issued by supranational organizations such as the Asian Development Bank and the Inter-American Development Bank, among others.

The Fund may also consider for purchase debt securities issued by commercial banks and companies in emerging markets. The Fund may invest in both fixed- and floating-rate issues. Debt instruments held by the Fund take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments and trust interests. The Fund may invest regularly in "Brady Bonds," which are debt securities issued under the framework of the Brady Plan as a mechanism for debtor countries to restructure their outstanding bank loans. Some "Brady Bonds" have their principal collateralized by zero coupon U.S. Treasury bonds.

The Fund is not restricted by limits on weighted average portfolio maturity or the maturity of an individual issue. Debt securities in which the Fund may invest may have stated maturities from overnight to 30 years or longer. The weighted average maturity of the Fund's portfolio is actively managed and will vary from period to period based upon the Adviser's assessment of economic and market conditions, taking into account the Fund's investment objectives.

In addition to maturity, the Fund's investments are actively managed in terms of geography and industry allocation. In managing the Fund's portfolio, the Adviser takes into account such factors as the credit quality of issuers, changes in and levels of interest rates, projected economic growth rates, capital flows, debt levels, trends in inflation, and governmental initiatives.

While the Fund is not "diversified" for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), it intends to invest in a minimum of three countries at any one time and will not commit more than 40% of its total assets to issuers in a single country.

By focusing on fixed-income instruments issued in emerging markets, the Fund invests predominantly in debt securities that are rated below investment-grade, or unrated but equivalent to those rated below investment-grade, by internationally recognized rating agencies such as S&P or Moody's. Debt securities rated below BBB by S&P or below Baa by Moody's are considered to be below investment-grade. These types of high yield/high risk debt obligations (commonly referred to as "junk bonds") are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and often more volatility in price than securities in higher rating categories, such as investment-grade U.S. bonds. On occasion, the Fund may invest up to 5% of its net assets in non-performing securities whose quality is comparable to securities rated as low as D by S&P or C by Moody's. A large portion of the Fund's bond holdings may trade at substantial discounts from face value. Please refer to "Special Risk Factors_High yield/high risk securities" for more information.

The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"), as well as Synthetic Investments.

The Fund may invest up to 35% of its total assets in securities other than debt obligations issued in emerging markets. These holdings include debt securities and money market instruments issued by corporations and governments based in developed markets, including up to 20% of total assets in U.S. fixed-income instruments.

However, for temporary, defensive or emergency purposes, the Fund may invest without limit in U.S. debt securities, including short-term money market securities. It is impossible to predict accurately how long such alternative strategies will be utilized. In addition, the Fund may engage in strategic transactions. The Fund may also acquire shares of closed-end investment companies that invest primarily in emerging market debt securities.

The Fund is authorized to borrow money from banks and other entities in an amount equal to up to 20% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, and may use the proceeds of the borrowings for investment purposes. Borrowings create leverage, which is a speculative characteristic. Although the Fund intends to borrow frequently, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed moneys. The extent to which the Fund will borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and the Adviser.

EMERGING MARKETS GROWTH FUND. Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

The Fund will invest in the Asia-Pacific region, Latin America, less developed nations in Europe, the Middle East and Africa, focusing investments in countries and regions where there appear to be the best value and appreciation potential, subject to considerations of portfolio diversification and liquidity. In the opinion of the Adviser, many emerging nations around the globe are likely to continue to experience economic growth rates well in excess of those found in the U.S., Japan and other developed markets. In the opinion of the Adviser, this economic growth should translate into strong stock market performance over the long term.

The Fund's net asset value can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, investment flows and other factors.

At least 65% of the Fund's total assets will be invested in the equity securities of emerging market issuers. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund intends to allocate its investments among issuers located in at least three countries at all times, and does not expect to concentrate in any particular industry. There is no limitation, however, on the amount the Fund can invest in a specific country or region of the world.

The Fund deems an issuer to be located in an emerging market if:

      o the issuer is organized under the laws of an emerging market country;

      o the issuer's principal securities trading market is in an emerging market; or

      o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.

The Fund's equity investments are common stock, preferred stock (either convertible or non-convertible), depository receipts and warrants. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter, or have no organized market. The Fund may invest in illiquid securities.

The Fund may invest up to 35% of its total assets in emerging market and domestic debt securities if the Adviser determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. Debt instruments held by the Fund take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments, and trust interests.

Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of issuers in the U.S. and other developed markets. In evaluating the appropriateness of such investments for the Fund, the Adviser takes into account the issuer's involvement in the emerging markets and the potential impact of that involvement on business results. The Fund may also purchase securities on a when-issued or forward delivery basis, and may engage in various strategic transactions, including derivatives. In addition, to maintain liquidity, the Fund may borrow from banks. The Fund does not expect to borrow for investment purposes.

For temporary defensive purposes, the Fund may hold, without limit, debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. It is impossible to accurately predict for how long such alternative strategies will be utilized. The Fund may also invest in closed-end investment companies investing primarily in the emerging markets. Such closed-end investment company investments will generally only be made when market access or liquidity considerations restrict direct investment in the market.

The Adviser takes a top-down approach to evaluating investments for the Fund, using extensive fundamental and field research. The process begins with a study of the economic fundamentals of each country and region as well as an examination of regional themes such as growing trade, increases in direct foreign investment and deregulation of capital markets. Understanding regional themes allows the Adviser to identify the industries and companies most likely to benefit from the political, social and economic changes taking place in a given region of the world.

Within a market, the Adviser looks for individual companies with exceptional business prospects, which may be due to market dominance, unique franchises, high growth potential, or innovative services, products or technologies. The Adviser seeks to identify companies with favorable potential for appreciation through growing earnings or greater market recognition over time. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. stock market capitalization.

LATIN AMERICA FUND. Latin America Fund seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers.

The Fund seeks to benefit from economic and political trends emerging throughout Latin America. These trends are supported by governmental initiatives designed to promote freer trade and market-oriented economies. The Adviser believes that efforts by Latin American countries to, among other things, reduce government spending and deficits, control inflation, lower trade barriers, stabilize currency exchange rates, increase foreign and domestic investment and privatize state-owned companies, will help support attractive investment returns over time.

In seeking its objective to provide long-term capital appreciation, the Fund normally invests at least 65% of its total assets in Latin American equity securities. For purposes of this prospectus, Latin America is defined as Mexico, Central America, South America and the islands of the Caribbean. The Fund defines securities of Latin American issuers as follows:

      o Securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America;

      o Securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, political subdivisions or the central bank of such country;

      o Securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or

      o Securities of Latin American issuers, as defined above, in the form of depositary shares.

Although the Fund may participate in markets throughout Latin America, under present conditions the Fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Mexico and Peru. In the opinion of the Adviser, these six countries offer the most developed capital markets in Latin America. The Fund may invest in other countries in Latin America when the Adviser deems it appropriate. The Fund intends to allocate investments among at least three countries at all times and does not expect to concentrate investments in any particular industry.

The Fund's equity investments include common stock, preferred stock (either convertible or non-convertible), depositary receipts and warrants. These may be restricted securities and may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.

The Fund may invest in debt securities when management anticipates that the potential for capital appreciation is likely to equal or exceed that of equity securities. Capital appreciation in debt securities may arise from a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. Receipt of income from such debt securities is incidental to the Fund's objective of long-term capital appreciation. Most debt securities in which the Fund invests are not rated. When debt securities are rated, it is expected that such ratings will generally be below investment grade; that is, rated below Baa by Moody's or below BBB by S&P.

The Fund may invest up to 35% of its total assets in the equity securities of U.S. and other non-Latin American issuers. In this regard, the Fund will focus on larger, multinational corporations, which generally will comprise as much as 15% of the Fund's total assets. In evaluating non-Latin American investments, the Adviser generally seeks investments where an issuer's Latin American business activities and the impact of developments in Latin America may have a positive and significant effect on the issuer's business results.

In selecting companies for investment, the Fund typically evaluates industry trends, a company's financial strength, its competitive position in domestic and export markets, technology, recent developments and profitability, together with overall growth prospects. Other considerations generally include quality and depth of management, government regulation, and availability and cost of labor and raw materials. Investment decisions are made without regard to arbitrary criteria as to minimum asset size, level of sales or the dividend history of companies.

The allocation between equity and debt, and among countries in Latin America, varies based on a number of factors, including: expected rates of economic and corporate profit growth; past performance and current and comparative valuations in Latin American capital markets; the level and anticipated direction of interest rates; changes or anticipated changes in Latin American government policy; and the condition of the balance of payments and changes in the terms of trade. The Fund, in seeking undervalued markets or individual securities, also considers the effects of past economic crises or ongoing financial and political uncertainties.

To provide for redemptions, or in anticipation of investment in Latin American securities, the Fund may hold cash or cash equivalents (in U.S. dollars or foreign currencies) and other short-term securities, including money market securities denominated in U.S. dollars or foreign currencies. In addition, to provide for redemptions or distributions, the Fund may borrow from banks. The Fund does not expect to borrow for investment purposes. The Fund may assume a defensive position when, due to political or other factors, the Adviser determines that opportunities for capital appreciation in Latin American markets would be significantly limited over an extended period or that investing in those markets poses undue risk to investors. The Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash and money market instruments or invest all or a portion of its assets in securities of U.S. or other non-Latin American issuers when the Adviser deems such a position advisable in light of economic or market conditions. It is impossible to predict accurately for how long such alternative strategies may be utilized. The Fund may also invest in closed-end investment companies investing primarily in Latin America. In addition, the Fund may invest in loan participations and assignments, when-issued securities, convertible securities and repurchase agreements and may engage in strategic transactions. See "Special Risk Factors" for more information about these investment techniques.


REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations a Fund may purchase.

International Growth and Income Fund and Emerging Markets Income Fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's Investor Services Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund, together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation, subject to the repurchase agreement and is therefore subject to that Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for the loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

For Global Blue Chip Fund and Emerging Markets Income Fund, a repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

REPURCHASE COMMITMENTS. Emerging Markets Income Fund and Latin America Fund may enter into repurchase commitments with any party deemed creditworthy by the Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which a Fund may purchase. Such transactions may not provide a Fund with collateral marked-to-market during the term of the commitment.


COMMON STOCKS. Global Blue Chip Fund, International Growth and Income Fund, Emerging Markets Growth Fund and Latin America Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. An investment in common stock entails greater risk of becoming valueless than does an investment in fixed-income securities. Despite the risk of price volatility, however, common stock also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.


DEBT SECURITIES. Each Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. Securities rated below Baa by Moody's or below BBB by S&P usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories. Securities rated C by Moody's or D by S&P may be in default with respect to payment of principal or interest. Such securities carry a high degree of risk and are considered speculative.(See "Appendix").

When the Adviser believes that it is appropriate to do so in order to achieve the Fund's objective of long-term growth and current income, International Growth and Income Fund may invest up to 20% of its net assets in debt securities including bonds of foreign governments, supranational organizations and private issuers, including bonds denominated in the ECU. The Fund may also invest up to 5% of its total assets in debt securities which are rated below investment-grade and unrated securities. Portfolio debt investments will be selected on the basis of, among other things, yield, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk.

Global Blue Chip Fund may not invest more than 5% of its total assets in securities rated Baa/BBB or below or in unrated securities of equivalent quality in the Adviser's judgment. The Fund may invest in debt securities which are rated as low as C by Moody's or D by S&P.

Emerging Markets Income Fund invests predominantly in debt securities that are rated lower than Baa/BBB and in unrated securities judged to be of equivalent quality as determined by the Adviser. On occasion, the Fund may invest up to 5% of its net assets in non-performing securities rated as low as C by Moody's or D by S&P.

Latin America Fund (subject to a limit of no more than 10% of its total assets invested in bonds rated B or lower) and Emerging Markets Growth Fund may each also purchase debt securities which are rated below investment-grade and may invest in securities which are rated C by Moody's or D by S&P or securities of comparable quality in the Adviser's judgment.

Emerging Markets Growth Fund will not purchase the securities of any issuer if, as a result, more than 35% of the Fund's total assets would be invested in below investment-grade securities or unrated securities of equivalent quality.

The Adviser expects that a significant portion of any of the Emerging Markets Income Fund's and Emerging Markets Growth Fund's bond investments will be purchased at a discount to par value. To the extent developments in emerging markets result in improving credit fundamentals and rating upgrades for countries in emerging markets, the Adviser believes that there is the potential for capital appreciation as the improving fundamentals become reflected in the price of the debt instruments. The Adviser also believes that a country's sovereign credit rating (with respect to foreign currency-denominated issues) acts as a "ceiling" on the rating of all debt issuers from that country. Thus, the ratings of private sector companies cannot be higher than that of their home countries. The Adviser believes, however, that many companies in emerging market countries, if rated on a stand alone basis without regard to the rating of the home country, possess fundamentals that could justify a higher credit rating, particularly if they are major exporters and receive the bulk of their revenues in U.S. dollars or other hard currencies. The Adviser seeks to identify such opportunities and benefit from this type of market inefficiency.

Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations ("sovereign debt") issued or guaranteed by Latin American governments or their agencies or instrumentalities ("governmental entities") involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when due in accordance with the terms of such obligations. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, dependence on expected disbursements from third parties, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. As a result, governmental entities may default on their sovereign debt. Holders of sovereign debt (including Emerging Markets Income Fund and Latin America Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

HIGH YIELD, HIGH RISK SECURITIES. Below investment grade securities, commonly referred to as "junk bonds," (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Adviser's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

An economic downturn could disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a Fund's net asset value. In addition, investments in high-yield zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high-yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of a Fund to accurately value high-yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, recent legislation restricts the issuer's tax deduction for interest payments on these securities. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high-yield securities (see "TAXES").


Global Blue Chip Fund will invest no more than 5% of its total assets in debt securities rated BBB or Baa or below or in unrated securities. International Growth and Income Fund will invest no more than 5% of its total assets in debt securities rated below BBB or Baa or in unrated securities.

Emerging Markets Income Fund invests predominantly in debt securities that are rated below investment-grade, or unrated but equivalent to those rated below investment-grade by internationally recognized rating agencies such as S&P or Moody's.

Emerging Markets Growth Fund may invest in debt securities with varying degrees of credit quality. The Fund may invest in securities whose quality is comparable to securities rated as low as D by S&P or C by Moody's. Latin America Fund will invest no more than 10% of its net assets in securities rated B or lower by Moody's or S&P, and may invest in securities rated C by Moody's or D by S&P.


ILLIQUID SECURITIES. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," "not readily marketable," or "illiquid" restricted securities, i.e., which cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. Each Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of illiquid securities.

Generally speaking, restricted securities may be sold in the U.S. only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an "underwriter" for purposes of the

1933 Act when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

ZERO COUPON SECURITIES. Each Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. Each Fund understands that the staff of the Division of Investment Management of the Securities and Exchange Commission (the "SEC") no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if a Fund is "diversified" under the 1940 Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

INDEXED SECURITIES. Emerging Markets Income Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

FOREIGN CURRENCIES. Each Fund has foreign currency exposure. In an attempt to eliminate currency risk, Emerging Markets Income Fund invests exclusively in U.S. dollar-denominated debt securities, or in foreign currency denominated debt securities that are fully hedged back into the U.S. dollar. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase foreign currency, foreign currency futures contracts, and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a

Fund may incur costs in connection with conversions between various currencies. Many Latin American and Asian currencies have experienced significant devaluation relative to the dollar. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Because a Fund normally will be invested in foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. A Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Funds invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

DEPOSITARY RECEIPTS. Each Fund may invest directly in securities of emerging market country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of each Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts may be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

LENDING OF PORTFOLIO SECURITIES. International Growth and Income Fund may lend portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions and are required to be secured continuously by collateral in cash and liquid assets maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call a loan and obtain the securities loaned on five days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, the Fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery or even a loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to firms deemed by the Adviser to be in good standing, and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. The value of the securities loaned will not exceed 3 1/3% of the value of a Fund's total assets at the time any loan is made. Upon approval from the Board of Directors, each of the other Funds may seek to increase its net income by lending portfolio securities.

WHEN-ISSUED SECURITIES. Each Fund may, from time to time, purchase securities on a "when-issued" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the when-issued or forward delivery securities may be more or less than the purchase price. A Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

SYNTHETIC INVESTMENTS. In certain circumstances, the Emerging Markets Income Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, the Fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.

BRADY BONDS. Each Fund, with the exception of International Growth and Income Fund, may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, the Philippines, Poland, and Uruguay.

Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets.

Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on many Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Emerging Markets Income Fund, Emerging Markets Growth Fund and Latin America Fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). Each Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in a Fund's having a contractual relationship only with the Lender and not with the borrower. Each Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Each Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

When a Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

Each Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, each Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

FOREIGN SECURITIES. Each Fund is designed for investors who can accept currency and other forms of international investment risk. In an attempt to eliminate currency risk, however, Emerging Markets Income Fund invests exclusively in U.S. dollar-denominated debt securities, or in foreign currency denominated debt securities that are fully hedged back into the U.S. dollar. The Adviser believes that diversification of assets on an international basis decreases the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In certain periods since World War II, many leading foreign economies and foreign stock market indices have grown more rapidly than the U.S. economy and leading U.S. stock market indices, although there can be no assurance that this will be true in the future.

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, or diplomatic developments which could affect United States investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Many of the currencies of Eastern European countries have experienced a steady devaluation relative to western currencies. Any future devaluation may have a detrimental impact on any investments made by a Fund in Eastern Europe. The currencies of most Eastern European countries are not freely convertible into other currencies and are not internationally traded. A Fund will not invest its assets in non-convertible fixed income securities denominated in currencies that are not freely convertible into other currencies at the time the investment is made.

These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries, none of the Funds will invest in any securities of issuers located in developing countries if the securities, in the judgment of the Adviser, are speculative.

Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on a day on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. Events materially affecting the value of the Fund's portfolio securities may occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated.

INVESTING IN EMERGING MARKETS. Each Fund, with the exception of International Growth and Income Fund, may invest in securities of issuers in emerging markets. Most emerging securities markets may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no cash is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Foreign investment in certain emerging market debt obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging markets debt obligations and increase the costs and expenses of a Fund. Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in securities of issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging markets, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. Political changes in emerging market countries may affect the willingness of an emerging market country governmental issuer to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affect its ability to honor its obligations. While each Fund manages its assets in a manner that will seek to minimize the exposure to such risks, and will further reduce risk by owning the bonds of many issuers, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. The Corporation may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Corporation's Board of Directors.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The chart below sets forth the risk ratings of selected emerging market countries' sovereign debt securities.


                                 [To Be Updated]

   Sovereign Risk Ratings for Selected Emerging Market Countries as of 1/15/99
        (Source: J.P. Morgan Securities, Inc., Emerging Markets Research)


             Country              Moody's              Standard & Poor's
             -------              -------              -----------------

             Chile                Baa1                 A-
             Turkey               B1                   B
             Mexico               Ba2                  BB
             Czech Republic       Baa1                 A
             Hungary              Baa3                 BBB-
             Colombia             Baa3                 BBB-
             Venezuela            Ba2                  B+
             Morocco              NR                   NR
             Argentina            Ba3                  BB
             Brazil               B1                   BB-
             Poland               Baa3                 BBB-
             Ivory Coast          NR                   NR

A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is, therefore, somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements. With four exceptions, (Panama, Cuba, Costa Rica and Yugoslavia), no sovereign emerging markets borrower has defaulted on an external bond issue since World War II.

Income from securities held by a Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, governmental actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

INVESTING IN LATIN AMERICA. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Changes in the value of Latin American currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce a Fund's investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions, and nationalization have further exacerbated conditions.

Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a Fund's investments in this region.

Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left the home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

INVESTING IN THE PACIFIC BASIN. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which a Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or a Fund's investment in the debt of that country.

Trading volume on Pacific Basin stock exchanges outside of Japan, although increasing, is substantially less than in the U.S. stock market. Further, securities of some Pacific Basin companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on Pacific Basin stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase securities in which a Fund may invest on other stock exchanges where commissions are negotiable.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the U.S.

These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Recent conditions in the Pacific Basin region include political uncertainty, economic overheating, erratic trade policies and extreme currency fluctuations that have resulted in equity market decline. The conditions that have given rise to these developments, however, are changeable, and there is no way to predict if they will continue or the speed at which the economies of that region will recover.

INVESTING IN EUROPE. Most Eastern European nations, including Hungary, Poland, Czech Republic, Slovak Republic, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund's shareholders.

INVESTING IN AFRICA. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism and cattle.

Many of the countries are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkina Faso, Madagascar and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, general decline in oil prices has had an adverse impact on many economies.

ECONOMIC GROWTH. Emerging markets are an increasingly important part of the world's investment activity. In 1985, emerging markets accounted for only 2.7% of the world's stock market trading value, compared to 17% in 1994.(1) The chief rationale for investing in emerging markets is the dramatic growth rates that these economies continue to enjoy. Over the past decade, the annual percentage change in the economic growth rates of emerging market countries has been climbing above that of the mature markets, as shown in the chart below.(2)


                                 [To Be Updated]


                                [GRAPHIC OMITTED]


This growth translates into an average annual percentage change (as measured by GDP) of 2.53% for mature economies, compared to 3.89% for developing countries.(3) Emerging market economies are projected to grow at a 6.3% annual rate -- more than double the expected growth of established countries in Europe, Asia and North America (2.4%).(4)

Increased integration and faster growth in China, India, Indonesia, Brazil, and Russia -- five countries that today account for half the world's labor force but only 8-9 percent of its GDP or international trade -- will likely redraw the economic map of the world over the next quarter century.

STRATEGIC TRANSACTIONS AND DERIVATIVES. Each Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the fixed-income securities in a Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or

--------
1 International Finance Corporation, 1995.
2 International Monetary Fund, 1995. OECD Economic Outlook, June 1995. 3 International Monetary Fund, 1995. OECD Economic Outlook, June 1995. 4 IMF World Economic Outlook, 1995.

options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure in the Fund.


Strategic Transactions, including derivative contracts have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. None of the Funds will sell put options if, as a result, more than 50% of a Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES. Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

None of the Funds will enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS. Each Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.

Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

None of the Funds will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which a Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. None of the Funds will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

EURODOLLAR INSTRUMENTS. Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.


NON-DIVERSIFIED INVESTMENT COMPANY. Emerging Markets Income Fund, Emerging Markets Growth Fund and Latin America Fund is each classified as a non-diversified investment company under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer. As a "non-diversified" investment company, a Fund may be subject to greater market and credit risk than a more broadly diversified portfolio. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause a Fund's share price to fluctuate more than that of a diversified investment company.

WARRANTS. Each Fund may invest in warrants up to 5% of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. Each Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

BORROWING. Each Fund is authorized to borrow money for purposes of liquidity and to provide for redemptions and distributions. Each Fund will borrow only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing. Borrowing by each Fund will involve special risk considerations. Although the principal of each Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

In addition, Emerging Markets Income Fund anticipates borrowing opportunistically up to 20% of its total assets (including the amount borrowed) for investment purposes. The borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset and in the yield of the Fund's portfolio. If the income earned on the assets obtained with borrowed funds exceeds the interest and other expenses paid on the borrowing, the Fund's net income will be greater than if borrowings were not used. Conversely, however, if the income on the assets is insufficient to cover the cost of borrowing, the Fund's net income will be less than if borrowings were not used.

INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each Fund, to the extent permitted under the 1940 Act. Investment companies incur certain expenses such as management, custodian, and transfer agency fees, and, therefore, any investment by a Fund in shares of other investment companies may be subject to such duplicate expenses.

INVESTING IN SMALL COMPANIES. There is typically less publicly available information concerning foreign and smaller companies than for domestic and larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel with varying degrees of experience.

ADDITIONAL INVESTMENT INFORMATION. It is anticipated that, under normal circumstances, the portfolio turnover rate for Global Blue Chip Fund, International Growth and Income Fund, Emerging Markets Growth Fund and Latin America Fund will not exceed 75%. Emerging Markets Income Fund may have a portfolio turnover rate that exceeds 100%. Higher portfolio turnover involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover (100% or more) may result in the realization of greater net short-term or long-term capital gains. See "Dividends and Taxes" in the Statement of Additional Information.

Each Fund has adopted certain fundamental policies which are described in the Statement of Additional Information and cannot be changed without a vote of shareholders and which are designed to reduce each Fund's investment risk. Investment objectives and policies of each Fund that are not incorporated into any of the fundamental investment restrictions referred to above may be changed by the Board of Directors of the Fund without shareholder approval.

As a matter of fundamental policy, each Fund may not borrow money except as permitted under Federal law. Further, as a matter of non-fundamental policy, each Fund, with the exception of Emerging Markets Income Fund, may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes, although each Fund may engage up to 5% of total assets in reverse repurchase agreements or dollar rolls.

As a matter of fundamental policy, each Fund may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Each Fund, with the exception of International Growth and Income Fund, has adopted a non-fundamental policy restricting the lending of portfolio securities to no more than 5% of total assets.

A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in the Funds' Statement of Additional Information.


PORTFOLIO TRANSACTIONS

Brokerage

Allocation of brokerage may be placed by the Adviser.

The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission (negotiable in the case of U.S. national securities exchange transactions) where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

Each Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply market quotations to Scudder Fund Accounting Corporation for appraisal purposes or who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling shares of a Fund managed by the Adviser.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds and not all such information is used by the Adviser in connection with the Funds. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

The Directors for the Funds review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

Each Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective. Under normal investment conditions, it is anticipated that the portfolio turnover rate in each Fund's initial fiscal year will not exceed 75%, with the exception of Emerging Markets Income Fund, which may exceed 100%.

The table below shows total brokerage commissions paid by each Fund for the most recent fiscal period and the percentage thereof that was allocated to firms based upon research information provided.

                                  [To Be Updated]

                                                           Total Amount
                                              Total             of         Percentage of    Total Amount
                                            Brokerage       Commissions        Total             of           Percentage
                                           Commissions        Paid to        Brokerage       Commissions     Allocated to
                                             Paid in          Regular       Commissions        Paid to      Firms Based on
                  Fund                     Fiscal 1998*   Broker/ Dealers       Paid         Affiliates        Research
                  ----                     ------------   ---------------       ----         ----------        --------

Global Blue Chip Fund
International Growth and Income Fund
Emerging Markets Income Fund
Emerging Markets Growth Fund
Latin America Fund

* For the period from December 31, 1997 (commencement of operations) to October 31, 1998.


INVESTMENT MANAGER AND UNDERWRITER


INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), Two International Place, Boston, Massachusetts, is each Fund's investment manager.


This organization is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Adviser's predecessor entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which the predecessor and Zurich agreed to form an alliance.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


Pursuant to an investment management agreement, the Adviser acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions. The investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of directors (except those who are affiliates of the Adviser), independent auditors, counsel, custodian and transfer agent, and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records thereto, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the SEC, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of a Fund's shares for sale under the securities laws of the various states.

At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and the former investment manager to each Fund, and Scudder changed its name to Scudder Kemper Investments,

Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, each Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved new investment management agreements with Scudder Kemper, which are substantially identical to the current investment management agreements, except for the dates of execution and termination. These agreements became effective upon the termination of the then current investment management agreements and were approved by shareholders at special meetings held in December 1998.

Each investment management agreement provides that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.




Certain investments may be appropriate for a Fund and also for other clients advised by the Adviser. Investment decisions for a Fund and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Fund.


The Investment Management Agreement (the "Agreement") between the Corporation, on behalf of each Fund, and the Adviser was approved by the Directors of the Corporation on September 22, 1998. The Agreement is dated September 7, 1998 and will continue in effect until September 30, 1999 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and by a majority vote either of the Fund's Directors or of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.


Under the Agreement, the Adviser provides each Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Fund's Articles of Incorporation and By-Laws, the 1940 Act and the Code and to the Fund's investment objectives, policies and restrictions and subject, further, to such policies and instructions as the Directors of the Corporation may from time to time establish. The Adviser also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of a Fund.

The Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Funds' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

The Adviser pays the compensation and expenses of all Directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to the Corporation, the services of such Directors, officers and employees of the Adviser as may duly be elected officers or Directors of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides the Corporation's office space and facilities.


The Funds each pay the Adviser an investment management fee, payable monthly, at the annual rates shown below.

Global Blue Chip Fund......................  1.00% for the first $250 million
                                             0.95% for the next $750 million
                                             0.90% over $1 billion
International Growth and Income Fund.......  1.00%
Emerging Markets Income Fund...............  1.00%
Emerging Markets Growth Fund...............  1.25%
Latin America Fund.........................  1.25% for the first $250 million
                                             1.20% for the next $750 million
                                             1.15% over $1 billion

For a one-year period, the Adviser has agreed to maintain its annual management fee for each Fund at the following rates:

Global Blue Chip Fund...........................................     0.85%
International Growth and Income Fund............................     0.70%
Emerging Markets Income Fund....................................     0.30%
Emerging Markets Growth Fund....................................     0.90%
Latin America Fund..............................................     0.90%

The expenses of the Fund, and of other investment companies investing in foreign securities can be expected to be higher than for investment companies investing primarily in domestic securities since the costs of operation are higher, including custody and transaction costs for foreign securities and investment management fees.




The Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of each Fund for portfolio pricing services, if any.

In reviewing the terms of the Agreement and in discussions with the Adviser concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Corporation have been represented by Vedder, Price, Kaufman & Kammholz, as independent counsel at each Fund's expense.

Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

None of the officers or Directors of the Corporation may have dealings with the Corporation as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Corporation.

Employees of the Adviser and certain of its subsidiaries are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of each Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



The Adviser may serve as adviser to other funds with similar investment objectives and policies to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.


PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, a subsidiary of the Adviser, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.


The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Directors of each Fund, including the Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the agreement. The distribution agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by KDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of a majority of the Board of Directors, or a majority of the Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the distribution agreement, or a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. The distribution agreement may not be amended for a class to increase the fee to be paid by each Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of each Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the distribution agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a class by class basis.


Class A Shares. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase and Redemption of Shares," KDI retains the sales charge upon the purchase of shares and pays out a portion of this sales charge or allows concessions or discounts to firms for the sale of each Fund's Class A shares.

The following information concerns the underwriting commissions paid in connection with each Fund's Class A shares for the fiscal period ended October 31, 1998:

                                  [To Be Updated]

                                                                            Commissions         Commissions
                                                         Commissions          KDI Paid          Paid to KDI
                Fund                   Fiscal Year*    Retained by KDI      to All Firms     Affiliated Firms
                ----                   ------------    ---------------      ------------     ----------------

Global Blue Chip Fund                      1998

International Growth and Income Fund       1998

Emerging Markets Income Fund               1998

Emerging Markets Growth Fund               1998

Latin America Fund                         1998

* For the period from December 31, 1997 (commencement of operations) to October 31, 1998.

Rule 12b-1 Plans. Since each Fund's 12b-1 Plan (the "Plan") provides for fees payable as an expense of each of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, each agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of the investment and may cost more than other types of sales charges. As of December 31, 1997, each Fund's Plan has been separated from its distribution agreement

Class B Shares. For its services under each Plan, KDI receives a fee from each Fund, payable monthly, at the annual rate of 0.75% of each Fund's average daily net assets of each Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Purchase and Redemption of Shares - Contingent Deferred Sales Charge - Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

Class C Shares. For its services under each Plan, KDI receives a fee from each Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to its Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares - Contingent Deferred Sales Charges - Class C Shares."

The table below shows the amount paid in connection with each Fund's 12b-1 Plan for the 1998 fiscal period:

                                 [To Be Updated]

                                                                                                 Contingent Deferred Sales
                                           Distribution Expenses        Distribution Paid by            Charge Paid
                 Fund                         Incurred by KDI               Fund to KDI                    to KDI
                                           Class B       Class C       Class B       Class C       Class B       Class C

Global Blue Chip Fund
International Growth and Income Fund
Emerging Markets Income Fund
Emerging Markets Growth Fund
Latin America Fund

If the Plan for a class is terminated in accordance with its terms, the obligation of the Fund to make payments to KDI pursuant to such Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred. (See "Principal Underwriter" for more information.)

Expenses of the Fund and of KDI, in connection with the Rule 12b-1 Plans for the Class B and Class C shares for the period ended October 31, 1998 are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expenses.

                                              [To Be Updated]

                                                                                  Other Distribution Expenses Paid by Underwriter
                                                                  Distribution
                                                                   Fees Paid
                                        Contingent                     by
                        Distribution     Deferred    Commissions  Underwriter
                        Fees Paid by  Sales Charges    Paid by         to      Advertising             Marketing  Misc.
                Fiscal     Fund to       Paid to     Underwriter  Affiliated       and     Prospectus  and Sales  Operating Interest
     Fund       Year*    Underwriter   Underwriter     to Firms      Firms     Literature   Printing   Expenses   Expenses   Expense

Class B Shares

Global Blue     1998
Chip Fund

International   1998
Growth and
Income Fund

Emerging        1998
Markets
Growth Fund

Emerging        1998
Markets
Income Fund

Latin America   1998
Fund

                                                                                  Other Distribution Expenses Paid by Underwriter
                                                                  Distribution
                                                                   Fees Paid
                                        Contingent                     by
                        Distribution     Deferred    Commissions  Underwriter
                        Fees Paid by  Sales Charges    Paid by         to      Advertising             Marketing  Misc.
                Fiscal     Fund to       Paid to     Underwriter  Affiliated       and     Prospectus  and Sales  Operating Interest
     Fund       Year*    Underwriter   Underwriter     to Firms      Firms     Literature   Printing   Expenses   Expenses   Expense

Class C Shares

Global Blue       1998
Chip Fund

International     1998
Growth and
Income Fund

Emerging          1998
Markets
Growth Fund

Emerging          1998
Markets
Income Fund

Latin America     1998
Fund

*For the period from December 31, 1997 (commencement of operations) to October
 31, 1998.

ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and each Fund, including the payment of service fees. For the services under the administrative agreement, each Fund's pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B and C shares of each Fund.

KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or each Fund. Firms to which service fees may be paid may include affiliates of KDI.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services listed on each Fund's records and it is intended that KDI will pay all the administrative services fee that it receives from a Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. The Board of Directors of each Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.

Certain directors or officers of each Fund are also directors or officers of the Adviser or KDI, as indicated under "Officers and Directors."


The following information concerns the administrative services fees paid by each Fund to KDI for the fiscal period ended 1998:

                                              [To Be Updated]

                         Administrative Service Fees Paid by Fund
                                                                    Total Service     Service Fees Paid by
                Fiscal                                             Fees Paid by KDI           KDI to
Fund             Year*      Class A       Class B       Class C        to Firms        KDI Affiliated Firms

Global Blue
Chip Fund

Emerging
Markets
Growth Fund

Emerging
Markets
Income Fund

Emerging
Markets
Growth Fund

Latin America
Fund

*For the period from December 31, 1997 (commencement of operations) to October 31, 1998.

FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of each Fund and maintaining all accounting records related thereto

Each Fund, with the exception of Emerging Markets Income Fund, pays Scudder Fund Accounting Corporation an annual fee of 0.065% on the first $150 million, 0.04% on the next $850 million, and 0.02% over $1 billion. Emerging Markets Income Fund pays an annual fee of 0.08% on the first $150 million, 0.06% on the next $850 million and 0.04% over $1 billion. The minimum on all funds is $50,000. There is a 1.66% multi-class premium imposed on asset fees for these funds.

The following information concerns accounting fees paid by each Fund to SFAC for the fiscal period ended October 31, 1998.

                                 [To Be Updated]

                                          AccountingFee    Portion of Fee
                               Fiscal    Paid by Fund to  Unpaid at Fiscal
             Fund               Year*         SFAC            Year End

Global Blue Chip Fund           1998

International Growth and        1998
Income Fund

Emerging Markets Income Fund    1998

Emerging Markets Growth Fund    1998

Latin America Fund              1998

* For the period from December 31, 1997 (commencement of operations) to October 31, 1998.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian has custody of all securities and cash of each Fund. Pursuant to a services agreement with Kemper Service Company ("KSvC"), 811 Main Street, Kansas City, Missouri, a subsidiary of the Adviser, serves as "Shareholder Service Agent" of the Funds and, as such, performs all of the duties as transfer agent and dividend-paying agent. For a description of transfer agent and shareholder service agent fees payable to KSvC and the Shareholder Service Agent, see "Investment Manager and Underwriter".

The following shows the shareholder service fees Brown Brothers Harriman & Co. remitted to KSvC for the fiscal period ended October 31, 1998:

                                 [To Be Updated]

                                            Fees Brown Brothers
             Fund                Fiscal     Harriman & Co. Paid
                                  Year*           to KSvC

Global Blue Chip Fund             1998

International Growth and          1998
Income Fund

Emerging Markets Income Fund      1998

Emerging Markets Growth Fund      1998

Latin America Fund                1998

* For the period from December 31, 1997 (commencement of operations) to October 31, 1998.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. Each Fund's independent auditors, Ernst & Young, LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois, audit and report on each Fund's annual financial statements, review certain regulatory reports and each Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by a Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PURCHASE, REDEMPTION AND REPURCHASE OF SHARES

PURCHASE OF SHARES

Alternative Purchase Arrangements. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                         Annual 12b-1 Fees
                                      (as a % of average daily
                  Sales Charge              net assets)             Other Information

Class A     Maximum initial sales              None            Initial sales charge
            charge of 5.75% of the                             waived or reduced for
            public offering price                              certain purchases

Class B     Maximum contingent                 0.75%           Shares convert to Class A
            deferred sales charge of                           shares six years after
            4% of redemption                                   issuance
            proceeds; declines to
            zero after six years

Class C     Contingent deferred                0.75%           No conversion feature
            sales charge of 1% of
            redemption proceeds for
            redemptions made during
            first year after purchase

The minimum initial investment for each class of each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond value of 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative - Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                Sales Charge      Allowed to
                                                   As a             as a         Dealers as a
                                               Percentage of    Percentage of   Percentage of
           Amount of Purchase                 Offering Price  Net Asset Value*  Offering Price

Less than $50,000.......................             5.75%             6.10%          5.20%
$50,000 but less than $100,000..........             4.50              4.71           4.00
$100,000 but less than $250,000.........             3.50              3.63           3.00
$250,000 but less than $500,000.........             2.60              2.67           2.25
$500,000 but less than $1 million.......             2.00              2.04           1.75
$1 million and over.....................             0.00**            0.00**          ***

  *  Rounded to the nearest one-hundredth percent.
 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***  Commission is payable by KDI as discussed below.

Each Fund receives the entire net asset value of all its shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may re-allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which the Adviser does not serve as investment manager and KDI does not serve as Distributor ("non-Kemper Fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper Fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper Fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. KDI may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased. The redemption of the shares of the non-Kemper Fund is, for Federal income tax purposes, a sale upon which a gain or loss may be realized.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Funds listed under "Special Features - Class A Shares - Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares_Contingent Deferred Sales Charge_Large Order NAV Purchase Privilege."

KDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Funds listed under "Special Features - Class A Shares - Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is also applicable.

As of February 1, 1996, Class A shares of a Fund or any other Kemper Fund listed under "Special Features Class A Shares - Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Fund, Inc. ("KVF") on September 8, 1995, and have continuously owned shares of KVF (or a Kemper Fund acquired by exchange of KVF shares) since that date, for themselves or members of their families; (d) any trust, pension, profit-sharing or other benefit plan for only such persons; (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (f) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the 1940 Act and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment adviser or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative - Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares - Contingent Deferred Sales Charge - Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when the shares have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares Contingent Deferred Sales Charge - Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of

Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

Which Arrangement is Best for You? The decision as to which class of shares provides the most suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or other Kemper Funds listed under "Special Features - Class A Shares - Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds. Non cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt in good order by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing. including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

Each Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires each Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period. Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold at their public offering price, which is the net asset value next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment for each class of each Fund is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. A Fund may waive the minimum for purchases by directors, directors, officers or employees of a Fund or the Adviser and its affiliates. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until a Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of the particular class of the Fund as described in the Funds' prospectus.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B or Class C shares by certain classes of persons or through certain types of transactions as described in the prospectus are provided because of anticipated economies of scale in sales and sales-related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of each Fund' investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

Although it is each Fund's present policy to redeem in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be so liquid as a redemption entirely in cash.

The conversion of Class B shares of a Fund to Class A shares of a Fund may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to a Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in a Fund's dividends constituting "preferential dividends" under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.


Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of a class of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Servicing Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. No Fund is responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge - Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge - Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

Year of Redemption After Purchase                      Contingent Deferred
                                                           Sales Charge
First........................................                   4%
Second.......................................                   3%
Third........................................                   3%
Fourth.......................................                   2%
Fifth........................................                   2%
Sixth........................................                   1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features
- Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge - Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features - Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent, and (g) for redemption of shares by an employer sponsored employee benefit plan that (i) offers funds in addition to Kemper Funds (i.e., "multi-manager"), and (ii) whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

Contingent Deferred Sales Charge - General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1996 will be eligible for the second year's charge if redeemed on or after December 1, 1997. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any other Kemper Fund listed under "Special Features - Class A Shares - Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Funds. A shareholder of a Fund or other Kemper Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares - Initial Sales Charge Alternative - Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in the same class of shares as the case may be, of a Fund or of other Kemper Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the other Kemper Funds listed under "Special Features - Class A Shares - Combined Purchases." Purchases through



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


the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Funds available for sale in the shareholder's state of residence as listed under "Special Features - Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Fund, the reinvestment in shares of a Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind. Although it is each Fund's present policy to redeem in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.

SPECIAL FEATURES

Class A Shares - Combined Purchases. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Plus Growth Fund, Kemper Value Fund, Inc., Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund and Kemper Global/International Series, Inc. ("Kemper Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Funds", (b) all classes of shares of any Kemper Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares - Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

Class A Shares - Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares - Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Funds and shares of the Money Market Funds listed under "Special Features- Class A Shares - Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any other Kemper Fund listed under "Special Features - Class A Shares - Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any other Kemper Fund listed under "Special Features - Class A Shares - Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

General. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange through another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Service Company,
Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the

Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares - General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in New York, Connecticut, New Jersey and Pennsylvania. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Kemper Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares - General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV

Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

      o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

      o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

      o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

      Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisers before establishing a retirement plan.


NET ASSET VALUE


The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Fund is computed as of the close of regular trading (the "value time") on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.

With respect to the Funds with securities listed primarily on foreign exchanges, such securities may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value of a Fund may be significantly affected on days when the investor has no access to the Fund.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.

Following the valuations of securities or other portfolios assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")

Each of Emerging Markets Growth Fund, Global Blue Chip Fund and Latin America Fund normally distributes annual dividends of net investment income. Any net realized short-term and long-term capital gains for the Funds are distributed at least annually. International Growth and Income Fund and Emerging Markets Income Fund distribute net investment income on a semi-annual and monthly basis, respectively. Income and capital gain dividends of a Fund are automatically reinvested in additional shares of the Fund, without a sales charge, unless the investor makes an election otherwise. Distributions of net capital gains realized during each fiscal year will be made at least annually before the end of each Fund's fiscal year on October 31. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.




Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

      (1) To receive dividends from income and short-term capital gain in cash and net capital gain dividends in shares of the same class at net asset value; or

      (2) To receive income and capital gain dividends in cash.

      Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features_Class A Shares_Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be liable for federal income taxes to the extent its earnings are distributed. To so qualify, each Fund must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gains in excess of net long-term capital losses).


Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for each calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains , will be able to claim a relative share of federal income taxes paid by a Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such reported gains and the individual tax credit.




Dividends from domestic corporations may comprise a substantial part of the gross income of Global Blue Chip Fund, International Growth and Income Fund, Emerging Markets Growth Fund and Latin America Fund. To the extent that such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.


Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Kemper fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.




Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.


Each Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax return form and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes related primarily to investment income) Each Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities as foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days. (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend.


Each Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. Each Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

Equity options (including covered call options on portfolio stock) written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option and, in the case of an exercise of the option, on a Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in a Fund's portfolio. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by a Fund is not a taxable transaction for a Fund.

Many futures and forward contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term, and on the last trading day of a Fund's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

Positions of a Fund consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

Positions of a Fund consisting of at least one position not governed by Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. A Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.


Notwithstanding any of the foregoing, recent tax law changes may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.

Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain futures, forward or options contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contracts and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

If a Fund holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to a Fund each year, even though a Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of a Fund which must be distributed to shareholders in order to maintain the qualification of a Fund as a regulated investment company and to avoid federal income tax at a Fund level. In addition, if a Fund invest in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such an event, properly designated dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of the accrued original issue discount, may be eligible for the deduction received by corporations.

If a Fund acquires a debt instrument at a market discount, a portion of the gain recognized (if any) on disposition of such instrument may be treated as ordinary income.

Each Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


A sale or exchange of shares is a taxable event that may result in gain or loss that will be a capital gain or loss held by the shareholder as a capital asset, and may be long-term or short-term depending upon the shareholder's holding period for the shares. A shareholder who has redeemed shares of a Fund or any other Kemper Mutual Fund listed in the prospectus under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or in shares of the other Kemper Mutual Funds within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares -- Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.




After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account. In January of each year a Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should conside`r the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders of a Fund may be subject to state, local and foreign taxes on Fund distributions and disposition of Fund shares. Shareholders should consult their tax advisers about the application of the provisions of tax law in light of their particular tax situations.

RETIREMENT PLANS

Shares of the Fund may be purchased as an investment in a number of kinds of retirement plans, including qualified pension, profit sharing, money purchase pension, and 401(k) plans, Code Section 403(b) custodial accounts, and individual retirement accounts.

One of the tax-deferred retirement plan accounts that may hold Fund share is an individual retirement account ("IRA"). There are three kinds of IRAs that an individual may establish: traditional IRAs, Roth IRAs and education IRAs. With a traditional IRA, an individual may be able to make a deductible contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year prior to the year the individual reaches age 70 1/2, if neither the individual nor his or her spouse is an active participant in an employer's retirement plan. An individual who is (or who has a spouse who is) an active participant in an employer retirement plan also may be eligible to make deductible IRA contributions; the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual's (and spouse's, if applicable) adjusted gross income for the year. Even if an individual is not permitted to make a deductible contribution to an IRA for a taxable year, however, the individual nonetheless may make nondeductible contributions up to $2,000, or 100% of earned income if less, for that; year. One spouse also may contribute up to $2,000 per year to the other spouse's own IRA, even if the other spouse has earned income of less than $2,000, as long as the spouse's joint earned income is at least $4,000. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan may be rolled over into a traditional IRA, also.

With a Roth IRA, an individual may make only nondeductible contributions; contributions can be made of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year, but only if the individual's (and spouse's, if applicable) adjusted gross income for the year is less than $95,000 for single individuals or $150,000 for married individuals. The maximum contribution amount phases out and falls to zero between $95,000 and $110,000 for single persons, and between $150,000 and $160,000 for married persons. Contributions to a Roth IRA may be made even after the individual attains age 70 1/2. No distributions are required to be taken prior to the death of the original account older. Distributions from a Roth IRA that satisfy certain requirements will be no taxable when taken; other distributions of earnings will be taxable. An individual with adjusted gross income of $100,000 or less generally may elect to roll over amounts from a traditional IRA to a Roth IRA. The full taxable amount held in the traditional IRA that is rolled over to a Roth IRA will be taxable in the year of the rollover, except rollovers made for 1998, which may be included in taxable income over a four-year period.

An education IRA provides a method for saving for the higher education expenses of a child; it is not designed for retirement savings. Generally, amounts held in an education IRA may be used to pay for qualified higher education expenses at an eligible (post-secondary) educational institution. An individual may contribute to an education IRA for the benefit of a child under 18 years old if the individual's income does not exceed certain limits. The maximum contribution for the benefit of any one child is $500 per year. Contributions are not deductible, but earnings accumulate tax-free until withdrawal, and withdrawals used to pay qualified higher education expenses of the beneficiary (or transferred to an education IRA of a qualified family member) will be taxable. Other withdrawals will be subject to tax.

In addition, there are special IRA programs available for employers under wich an employer may establish IRA accounts for its employees in lieu of establishing more complicated retirement plans, such as qualified profit sharing or 401(k) plans. Known as SEP-IRAs (Simplified Employee Pension-IRAs) and SIMPLE IRAs, they permit employers to maintain a retirement program for their employees without being subject to a number of the record keeping and testing requirements applicable to qualified plans.

Please call the Fund to obtain information regarding the establishment of IRAs or other retirement plans. A retirement plan custodian may charge fees in connection with establishing and maintaining the plan. An investor should consult with a competent adviser for specific advice concerning his or her tax status and the possible benefits of establishing one or more retirement plan accounts. The description above is only very general; there are numerous other rules applicable to these plans to be considered before establishing one.


PERFORMANCE


The Funds may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B, Class C and Class I shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the shares. A Fund with fees or expenses being waived or absorbed by Scudder Kemper may also advertise performance information before and after the effect of the fee waiver or expense absorption.

A Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These measures of performance are described below. Performance information will be computed separately for each class. The Adviser has agreed to a reduction of its management fee for each Fund to the extent specified in the prospectus. See "Investment Manager and Underwriter." This fee reduction will improve the performance results of a Fund.


Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio. Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for each class of a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the class' shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. Average annual return quotations will be determined to the nearest 1/100th of 1%. The redeemable value in the case of Class B shares or Class C shares include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Average annual return calculated in accordance with this formula does not take into account any required payments for federal of state income taxes. Such quotations for Class B shares of a Fund for periods over six years will reflect conversion of such shares to Class A of that Fund shares at the end of the sixth year. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated in a manner not consistent with the standard formula described above, without deducting the maximum sales charge or contingent deferred sales charge.

                  Average Annual Total Return = (ERV/P)^1/n - 1

            Where:

                   P     =     a hypothetical initial investment of $1,000
                   n     =     Number of years
                   ERV   =     ending redeemable value: ERV is the value, at the
                               end of the applicable period, of a hypothetical
                               $1,000 investment made at the beginning of the applicable period.


         Average Annual Total Return for Period Ended October 31, 1998*

             Fund                Class A Shares  Class B Shares  Class C Shares

Global Blue Chip Fund

International Growth and
Income Fund

Emerging Markets Growth Fund

Emerging Markets Income Fund

Latin America Fund

*Since the Fund's commencement of operations (December 31, 1997).


Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for a Fund's "Financial Highlights" table in each Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of a Fund's Class B shares or Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for a Fund's Class A shares or the contingent deferred sales charge for Class B and Class C shares would be reduced if such charges were included.


Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of a Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The yields are shown below based upon the one-month period ended October 31, 1998:

A Fund's yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        YIELD = 2[((a - b)/cd + 1)^6 - 1]

            Where:

                   a     =     Dividends and interest earned during the period,
                               including amortization of market premium or
                               accretion of market discount
                   b     =     Expenses accrued for the period (net of
                               reimbursements)
                   c     =     the average daily number of shares outstanding
                               during the period that were entitled to receive
                               dividends
                   d     =     the maximum offering price per share on the last
                               day of the period

Each Fund's performance figures are based upon historical results and are not necessarily representative of future performance. Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and Class C shares are sold at net asset value. Redemption of a Fund's Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of a Fund's Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of a Fund are redeemable at the then current net asset value, which may be more or less than original cost.

There are differences and similarities between the investments which a Fund may purchase and the investments measured by the indices which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index are indices of common stocks which are considered to be generally representative of the U.S. stock market. The Financial Times/Standard & Poor's Actuaries World Index-Europe(TM) is a managed index that is generally representative of the equity securities of European markets. The foregoing indices are unmanaged. The net asset value and returns of a Fund will fluctuate.

Investors may want to compare the performance of a Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of a Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

OFFICERS AND DIRECTORS


The officers and directors of the Corporation, their birth dates, their principal occupations and their affiliations, if any, with the Adviser, and KDI, the principal underwriter, are listed below. All persons named as directors also serve in similar capacities for other funds advised by the Adviser:

                                 [To Be Updated]


DANIEL PIERCE, (3/18/34)* Chairman of the Board, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.


MARK S. CASADY (9/21/60)* President, Two International Place, Boston, Massachusetts, Managing Director, Adviser; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.


JAMES E. AKINS (10/15/26) Director (14), 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer, Energy Adviser for the White House and United States Ambassador to Saudi Arabia, 1973-76.

ARTHUR R. GOTTSCHALK (2/13/25) Director (14), 10642 Brookridge Drive, Frankfort, Illinois, Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; Member, Illinois state Senator; Vice President, The Reuben H. Donnelly Corp.

FREDERICK T. KELSEY (4/25/27) Director (14), 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Funds, formerly, Trustee of the Pilot Fund.

FRED B. RENWICK (2/1/30) Director (14), 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Industrial Program, Inc., Director, the Wartburg Home Foundation; Chairman Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly member of the Investment Committee of Atlanta University Board of Trustees; formerly Director of Board of Pensions, Evangelical Lutheran Church of America.

JOHN B. TINGLEFF (5/4/35) Director (14), 2015 South Lake Shore Drive, Harbor Springs, Michigan; Retired; formerly, President, Tingleff & Associates (management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.

JOHN G. WEITHERS (8/8/33) Director (14), 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company, President of the Members of the Corporation and Trustee, DePaul University.


PHILIP J. COLLORA (11/15/45)* Vice President, Treasurer and Secretary, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Assistant Secretary, Adviser.


JOYCE E. CORNELL (3/26/44)* Vice President , Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.

DIEGO ESPINOSA (6/30/62)* Vice President, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper Investments, Inc.

JERALD K. HARTMAN (3/1/33)* Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

TARA C. KENNEY (10/7/60)* Vice President, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper Investments, Inc.

THOMAS W. LITTAUER (4/26/55)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.

ANN M. McCREARY (11/6/56)* Vice President, 345 Park Avenue, New York, New York; Senior Vice President, Scudder Kemper Investments, Inc.

KATHRYN L. QUIRK (12/3/52)* Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

SHERIDAN P. REILLY (2/27/52)* Vice President, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper Investments, Inc.

M. ISABEL SALTZMAN (12/22/54)* Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

LINDA J. WONDRACK (9/12/64)* Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.


JOHN R. HEBBLE (6/27/58), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser

MAUREEN E. KANE (2/14/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

THOMAS F. McDONOUGH (1/20/47)* Assistant Secretary, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Adviser; formerly, Associate, Dechert Price & Rhoads


ELIZABETH C. WERTH (10/1/47)* Assistant Secretary, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper Investments, Inc.

*  Interested persons of the Corporation as defined in the 1940 Act.

Compensation of Officers and Directors


The Directors and Officers who are "interested persons" as designated above receive no compensation from the Funds. The table below show amounts paid or accrued to those Directors who are not designated "interested persons". The information in the last column is for calendar year 1997. The Corporation has not yet adopted a Directors compensation schedule.

                                 [To Be Updated]


                                                                             Total
                                                 Aggregate                Compensation
                                               Compensation             From Kemper Fund
                                            From Kemper Global/         Complex Paid to
Name of Board Members                    International Series, Inc.     Board Members (2)
---------------------                    --------------------------     -----------------

James E. Akins .......................               -                      $  94,300
Arthur R. Gottschalk (1) .............               -                      $ 102,700
Frederick T. Kelsey (1) ..............               -                      $ 106,800
Fred B. Renwick ......................               -                      $  94,300
John B. Tingleff .....................               -                      $  94,300
John G. Weithers .....................               -                      $  94,300

(1) Includes deferred fees and interest thereon pursuant to deferred agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds--Zurich Money Market Fund.

(2) Includes compensation for service on the boards of 14 Kemper funds with 41 funds portfolios. Each board member currently serves as a board member of 14 Kemper Funds with 46 fund portfolios. Total compensation does not reflect amounts paid by the Adviser to the directors for meetings regarding the combination of Scudder and ZKI. Such amounts totaled $_____, $_____, $_____, $_____, $_____, $_____ and $_____for Messrs. Akins,
      Gottschalk, Kelsey, Renwick, Tingleff and Weithers, respectively.


The Directors and Officers as a group owned less than 1% of each Fund's shares as of the commencement of operations.

SHAREHOLDER RIGHTS


The Funds are series of the Corporation, an open-end management investment company registered under the 1940 Act. The Corporation was organized as a corporation under the laws of Maryland on October 2, 1997.

The Corporation may issue an indefinite amount of shares of capital stock, all having $.001 par value, which may be divided by the Board of Directors into classes of shares. Initially, 100,000,000 shares have been classified for each of the Corporation's five series. Currently, each Fund offers three classes of shares. These are Class A, Class B and Class C shares. The Board of Directors may authorize the issuance of additional classes and additional series or Funds if deemed desirable, each with its own investment objectives, policies and restrictions. Since the Corporation may offer multiple Funds, each is known as a "series company." Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. Each Fund's activities are supervised by the Corporation's Board of Directors. The Corporation is not required to hold and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment management contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.


Each Fund's activities are supervised by the Corporation's Board of Directors. Each Fund is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment advisory contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

Each director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the directors.

A majority of the Directors shall be present in person at any regular or special meeting of the Directors in order to constitute a quorum for the transaction of business at such meeting and, except as otherwise required by law, the act of a majority of the Directors present at any such meeting, at which a quorum is present, shall be the act of the Directors.

Any matter shall be deemed to have been effectively acted upon with respect to a Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Corporation's Articles of Incorporation. As used in the Prospectuses and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Funds and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Corporation's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Corporation's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of
(i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

In the event of the liquidation or dissolution of the Corporation, shares of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not attributable to a Fund that are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Corporation.

MASTER/FEEDER STRUCTURE. The Board of Directors may determine, without further shareholder approval, in the future that the objectives of each Fund would be achieved more effectively by investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities or distribution channels at the feeder fund level. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and possibly avoiding transaction costs and, in certain circumstances, the realization of taxable gain or loss.

ADDITIONAL INFORMATION

Other Information
            The CUSIP number of the Class A shares of Global Blue Chip Fund is 487916 10 8
            The CUSIP number of the Class B shares of Global Blue Chip Fund is 487916 60 3.
            The CUSIP number of the Class C shares of Global Blue Chip Fund is 487916 70 2.

            The CUSIP number of the Class A shares of International Growth and Income Fund is 487916 20 7.
            The CUSIP number of the Class B shares of International Growth and Income Fund is 487916 80 1.
            The CUSIP number of the Class C shares of International Growth and Income Fund is 487916 88 4.

            The CUSIP number of the Class A shares of Emerging Markets Income Fund is 487916 30 6.
            The CUSIP number of the Class B shares of Emerging Markets Income Fund is 487916 87 6.
            The CUSIP number of the Class C shares of Emerging Markets Income Fund is 487916 86 8.

            The CUSIP number of the Class A shares of Emerging Markets Growth Fund is 487916 40 5.
            The CUSIP number of the Class B shares of Emerging Markets Growth Fund is 487916 85 0.
            The CUSIP number of the Class C shares of Emerging Markets Growth Fund is 487916 84 3.

            The CUSIP number of the Class A shares of Latin America Fund is 487916 50 4.
            The CUSIP number of the Class B shares of Latin America Fund is 487916 83 5.
            The CUSIP number of the Class C shares of Latin America Fund is 487916 82 7.

            Each Fund has a fiscal year ending October 31.

Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Adviser in light of a Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

Costs of $15,000 incurred by each Fund, in conjunction with its organization, are amortized over the five year period beginning December 31, 1997.

Portfolio securities of each Fund are held separately pursuant to a custodian agreement, by the Fund's custodian, Brown Brothers Harriman & Co.

The law firm of Dechert Price & Rhoads is counsel to the Funds.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolios of each Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in each Fund's Annual Report to Shareholders dated October 31, 1998, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

APPENDIX -- RATINGS OF FIXED INCOME INVESTMENTS

                   Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  Moody's Investors Service, Inc. Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                             GROWTH FUND OF SPAIN
                     STATEMENT OF ADDITIONAL INFORMATION
                                March 1, 1999

                   Kemper Global/International Series, Inc.
              222 South Riverside Plaza, Chicago, Illinois 60606
                                1-800-621-1048

      This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for the Growth Fund Of Spain (the "Fund"), a series of Kemper Global/International Series, Inc. (the "Corporation"), an open-end management investment company. It should be read in conjunction with the combined prospectus of the Fund dated March 1, 1999. A prospectus may be obtained without charge from the Fund and is also available along with other related materials at the SEC's Internet web site (http://www.sec.gov).


                                    ---------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


            INVESTMENT RESTRICTIONS..........................................2
            INVESTMENT POLICIES AND TECHNIQUES...............................3
            PORTFOLIO TRANSACTIONS..........................................18
            INVESTMENT MANAGER AND UNDERWRITER..............................19
            PURCHASE, REDEMPTION OR REPURCHASE OF SHARES....................24
            NET ASSET VALUE.................................................38
            DIVIDENDS, DISTRIBUTIONS AND TAXES..............................39
            PERFORMANCE.....................................................44
            OFFICERS AND DIRECTORS..........................................47
            SHAREHOLDER RIGHTS..............................................49
            FINANCIAL STATEMENTS............................................51
            ADDITIONAL INFORMATION..........................................51
            APPENDIX A - RATINGS OF FIXED INCOME INVESTMENTS................52
            APPENDIX B - INFORMATION ABOUT SPAIN AND PORTUGAL...............54

The financial statements appearing in the Fund's 1998 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for the Fund accompanies this document. Scudder Kemper Investments, Inc. (the "Adviser") serves as the Fund's investment manager.

INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.


The Fund has elected to be classified as a non-diversified series of an open-end management, investment company.


      As a matter of fundamental policy, the Fund will not:

      (a) make loans except to the extent that the purchase of portfolio securities consistent with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements may be deemed to be loans;

      (b) borrow money or issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


      (c) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings or in connection with hedging and risk management strategies as described under "Investment Policies and Techniques" herein;


      (d) invest in companies for the purpose of exercising control or participation in management;


      (e) make short sales of securities or maintain a short position in any security except as described under "Investment Policies and Techniques" herein;

      (f) (i) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, (ii) purchase or sell commodities or commodity contracts except that the Fund may enter into foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts and options on foreign currencies, (iii) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies which deal in oil, gas or other mineral exploration or development programs, (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions as described under the heading "Investment Policies and Techniques" herein, and (v) act as an underwriter of securities, except that the Fund may acquire securities in private placements in circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended; and


      (g) invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, if more than 3% of the outstanding voting stock of any such investment company would be held by the Fund, if more than 5% of the total assets of the Fund would be invested in any such investment company, or if the Fund would own, in the aggregate, securities of investment companies representing more than 10% of its total assets.

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation.

      As a matter of nonfundamental policy, the Fund will not:

      (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

      (2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;


      (3) purchase securities on margin, except (i) for margin deposits in connection with futures contracts, options or other permitted investments, and (ii) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;


      (4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;


      (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit; and


      (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

INVESTMENT POLICIES AND TECHNIQUES


General. The Growth Fund Of Spain seeks long-term capital appreciation by investing primarily in equity securities of Spanish companies. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities. The Fund may also invest up to 35% of its total assets in the securities of non-Spanish companies, which investments may be focused in whole or in part in the equity securities of Portuguese companies.

      The Fund is designed for long-term investors who can accept international investment risk in pursuit of additional opportunities that foreign securities may provide. Since the Fund normally will be invested primarily in foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of both the stock and bond markets in which it is invested and the currency in which the investments are denominated; the strength or weakness of the U.S. dollar against the Spanish Peseta, the Portuguese Escudos and other foreign currencies may account for part of the Fund's investment performance. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased. In the opinion of the Adviser, Spanish and Portuguese capital markets provide investors with opportunities to participate in the economic growth taking place outside the U.S., which should translate into positive securities market performance over the long term. In addition, the Adviser believes that international investing offers the benefits of diversification, which can lower the overall price volatility of an investor's portfolio. Foreign investing does involve significant risks, as discussed in this prospectus, and the Fund should not be considered a complete investment program. The Fund is designed primarily for long-term investment and investors should not consider it a trading vehicle.

      The Fund seeks long-term capital appreciation by investing primarily in equity securities of companies organized under the laws of Spain or traded in the Spanish securities markets and doing business in Spain ("Spanish companies"). Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of Spanish companies. The Fund is permitted to invest up to 25% of its total assets in unlisted equity and debt securities, including convertible debt securities, and in other securities that are not readily marketable, a significant portion of which may be considered illiquid (see "Unlisted and Illiquid Securities" below). Investment in Spanish equity securities that are unlisted or are not readily marketable will be treated as investments in Spanish equity securities for purposes of the Fund's fundamental policy of investing at least 65% of its total assets in Spanish equity securities. The Fund may invest up to 35% of total assets in investment-grade fixed income instruments denominated in Pesetas or U.S. dollars as described below. The Fund's investment objective and the foregoing policies are fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities. As an operating policy, the Adviser intends to evaluate investment opportunities present throughout the Iberian Peninsula (i.e., Spain and Portugal). Accordingly, the Fund may, as a matter of nonfundamental policy, invest up to 35% of total assets in equity securities of companies other than Spanish companies, and may concentrate such investments in whole or in part in equity securities of companies organized under the laws of Portugal or traded in the Portuguese securities markets and doing business in Portugal ("Portuguese companies"). Unless otherwise noted, the Fund's other investment policies described below are not fundamental and may be changed by the Fund without shareholder approval.

      Investment-grade fixed-income instruments are defined to include securities rated in the four highest rating categories by Standard & Poor's Ratings Group ("S&P") or by Moody's Investors Service, Inc. ("Moody's"), or, if such securities are not so rated, securities of equivalent investment quality as determined by the Adviser, and short-term indebtedness or cash equivalents denominated in either Pesetas or U.S. dollars.

      The Fund may engage in futures, options and other derivative transactions ("Strategic Transactions and Derivatives") in accordance with its investment objective and policies. The Fund intends to engage in such transactions if it appears to the Adviser to be advantageous for the Fund to do so in order to pursue its investment objective, to hedge against the effects of fluctuation in interest rates, and also to hedge against the effects of market risks, but not to create leveraged exposure in the Fund. The use of futures and options, and possible benefits and attendant risks, are discussed below, along with information concerning other investment policies and techniques.

Temporary Defensive Position. For temporary defensive purposes, e.g., during periods in which changes in the Spanish securities markets, other economic conditions or political conditions in Spain warrant, the Fund may vary from its investment objective and may invest, without limit, in high quality debt instruments, such as U.S. and Spanish government securities. The Fund may also at any time invest funds in U.S. dollar-denominated money market instruments as reserves for expenses and dividend and other distributions to shareholders.

Common Stocks. The Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. An investment in common stock entails greater risk of becoming valueless than does an investment in fixed-income securities. Despite the risk of price volatility, however, common stock also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.


Foreign Securities, in General. The Fund is designed for investors who can accept currency and other forms of international investment risk. The Adviser believes that diversification of assets on an international basis decreases the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In certain periods since World War II, many leading foreign economies and foreign stock market indices have grown more rapidly than the U.S. economy and leading U.S. stock market indices, although there can be no assurance that this will be true in the future.

      Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, or diplomatic developments which could affect United States investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


      Trading in securities on European securities exchanges is normally completed before the close of regular trading on the New York Stock Exchange (the "Exchange"). Trading on these foreign exchanges may not take place on a day on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. Events materially affecting the value of the Fund's portfolio securities may occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated.

      See Appendix B for a detailed discussion of Spanish and Portuguese market and economic characteristics.

Depositary Receipts. The Fund may invest directly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts may be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Currencies. The Fund has foreign currency exposure. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase foreign currency, foreign currency futures contracts, and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

      Because the Fund normally will be invested in foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly.


Debt Securities. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. (See "Appendix A.")

      Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer.

Convertible Securities. The Fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities, including fixed-income and zero coupon debt securities, which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

      The convertible securities in which the Fund may invest include fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.


      Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs(TM)"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.


      Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

      The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.


      When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


When-Issued Securities. The Fund may, from time to time, purchase securities on a "when-issued" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the when-issued or forward delivery securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.


Warrants. Subject to nonfundamental investment policy (6), the Fund may invest in warrants, which are securities permitting, but not obligating, their holders to subscribe for other securities or commodities. The Fund may invest in warrants for debt securities or warrants for equity securities that are acquired as units with debt instruments. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered to be more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities and a warrant ceases to have value if it is not exercised prior to its expiration date. Consistent with the Fund's investment policies as described above, the Fund may retain in its portfolio any securities received upon the exercise of a warrant and may also retain in its portfolio any warrant acquired as a unit with a debt instrument if the warrant begins to trade separately from the related debt instrument.

Borrowing. The Fund may borrow to the maximum extent permitted under the 1940 Act; however, as a matter of nonfundamental policy, the Fund will not borrow in an amount exceeding 5% of the value of the total assets of the Fund except for temporary or emergency purposes and by engaging in reverse repurchase agreements or other investments or transactions which may be deemed to be borrowings. Such borrowings are not subject to the asset coverage restrictions set forth below. The 1940 Act requires the Fund to maintain "asset coverage" of not less than

300% of its "senior securities representing indebtedness" as those terms are defined and used in the 1940 Act. In addition, the Fund may not pay any cash dividends or make any cash distributions to shareholders if, after the distribution, there would be less than 300% asset coverage of a senior security representing indebtedness for borrowing (excluding for this purpose certain evidences of indebtedness made by a bank or other entity and privately arranged, and not intended to be publicly distributed). If, as a result of the foregoing restriction or otherwise, the Fund was unable to distribute at least 90% of its investment company taxable income in any year, it would lose its status as a regulated investment company for such year and become liable at the corporate level for U.S. federal income taxes on its income for such year.

Repurchase Agreements. The Fund may enter into repurchase agreements with respect to its U.S. dollar-denominated debt securities with member banks of the Federal Reserve System or with any domestic broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase.


      A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system.

      For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation, subject to the repurchase agreement and is therefore subject to the Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for the loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.


Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.


Illiquid Securities. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," "not readily marketable," or "illiquid" restricted securities, i.e., which cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.


      The absence of a trading market can make it difficult to ascertain a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of illiquid securities.


      Generally speaking, restricted securities may be sold in the U.S. only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.


Investing in Small Companies. The Fund may invest in small companies. There is typically less publicly available information concerning foreign and smaller companies than for domestic and larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel with varying degrees of experience.


Indexed Securities. The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.


      Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar-denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).


      Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.


Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

      Currently, under applicable Spanish law short sales of listed Spanish securities are prohibited. To the extent that such law changes to permit short sales, the Fund may engage in such transactions. In addition, to the extent that companies that have their shares listed on a Spanish exchange also have depository receipts for such shares listed on a non-Spanish exchange, such as the New York Stock Exchange, which permits short sales of such depository receipts, the Fund may engage in short sales of such depository receipts.

      When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

      The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities, equivalent in value to the borrowed securities. The Fund will also be required to deposit similar collateral with its custodian to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short (see "Use of Segregated and Other Special Accounts"). Depending on arrangements made with the broker-dealer from which it borrowed the security regarding any payments received by the Fund on such security, the Fund may not receive any payments (including interest and dividends) on its collateral deposited with such broker-dealer.

      If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

      The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. The Fund may also make short sales "against the box" without respect to such limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.


Synthetic Investments. In certain circumstances, the Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, the Fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.


Strategic Transactions and Derivatives. The Fund may, but is not required to, use various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the fixed-income securities in the Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure in the Fund.

      Strategic Transactions, including derivative contracts have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


      The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.


      The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

      The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

      The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.


      The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.


      The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


      The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions and certain short sale transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

      Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.


      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.


      With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.


Non-Diversified Investment Company. The Fund is classified as non-diversified under the "1940 Act," which means that the Fund is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer. As a "non-diversified" investment company, the Fund may be subject to greater market and credit risk than a more broadly diversified portfolio. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company. The Fund will, however, be subject to the diversification requirements imposed by Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act. Investment companies incur certain expenses such as management, custodian, and transfer agency fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.


PORTFOLIO TRANSACTIONS

Brokerage

      Allocation of brokerage may be placed by the Adviser.

      The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission (negotiable in the case of U.S. national securities exchange transactions) where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.


      The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

      When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply market quotations to Scudder Fund Accounting Corporation for appraisal purposes or who supply research, market and statistical information to the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


      In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling shares of the Fund managed by the Adviser.

      Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

      The Directors for the Fund review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.


      [TO BE UPDATED: For the fiscal years ended November 30, 1997, 1996 and 1995, the Fund paid aggregate brokerage commissions of $[x], $[x] and $[x], respectively.]

      [TO BE UPDATED: For the fiscal years ended November 30, 1997, 1996 and 1995, the Fund paid BSN Sociedad de Valores y Bolsa, an affiliate of the Fund's former sub-adviser, brokerage commissions of $94,000, $251,000 and $324,000, respectively. Transactions in which the Fund used BSN Sociedad de Valores y Bolsa as broker comprised 21.56% of the aggregate dollar amount involving payment of commissions, and 24.1% of the aggregate brokerage commissions paid by it during the fiscal year ended November 30, 1997.]


      The Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective. Under normal investment conditions, it is anticipated that the Fund's portfolio turnover rate will not exceed 100%.

INVESTMENT MANAGER AND UNDERWRITER

Investment Manager. Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, 345 Park Avenue, New York, New York, is the Fund's investment manager. This organization is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Adviser's predecessor entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which the predecessor and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich made its subsidiary Zurich Kemper Investments, Inc., a part of the predecessor organization. The predecessor's name has been changed to Scudder Kemper Investments, Inc.

      Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group").

      On September 7, 1998, the financial services business of Zurich (including Zurich's 70% interest in the Adviser) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") formed a new global insurance and financial services group known as Zurich Financial Services. By way of a dual holding company structure, current Zurich Shareholders own approximately 57% of the new organization, with the balance owned by B.A.T's shareholders.


      Upon consummation of this transaction, the Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and was approved by shareholders at a special meeting which concluded in December 1998.


      Pursuant to the investment management agreement, the Adviser acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions. The investment management agreement provides that the Fund shall pay the charges and expenses of its operations, including the fees and expenses of the directors (except those who are affiliates of the Adviser), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value, taxes and membership dues. The Fund bears the expenses of registration of its shares with the SEC while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states.

      The Adviser maintains a large research department, which conducts ongoing studies of the factors that affect the position of various industries, companies and individual securities. In this work, the Adviser utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for the Fund and for clients of the Adviser, but conclusions are based primarily on investigations and critical analyses by its own research specialists.

      Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Fund.

      The Investment Management Agreement (the "Agreement") between the Corporation, on behalf of the Fund, and the Adviser continues from year to year only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and by a majority vote either of the Fund's Directors or of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.


      Under the Agreement, the Adviser provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Fund's Articles of Incorporation and By-Laws, the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), and to the Fund's investment objective, policies and restrictions and subject, further, to such policies and instructions as the Directors of the Corporation may from time to time establish. The Adviser also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of the Fund.

      The Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party;

assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

      The Adviser pays the compensation and expenses of all Directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to the Corporation, the services of such Directors, officers and employees of the Adviser as may duly be elected officers or Directors of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides the Corporation's office space and facilities.

      Under the Agreement the Fund is responsible for all of its other expenses including organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; the calculation of net asset value; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing stock certificates and any other expenses including clerical expenses of issue, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Corporation who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors with respect thereto.

      The Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of the Fund for portfolio pricing services, if any.

      In reviewing the terms of the Agreement and in discussions with the Adviser concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Corporation have been represented by Vedder, Price, Kaufman & Kammholz, as independent counsel at the Fund's expense.

      The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

      Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

      None of the officers or Directors of the Corporation may have dealings with the Corporation as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Corporation.

      Employees of the Adviser and certain of its subsidiaries are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

      For its services, the Fund pays the Adviser a fee, payable monthly, equal to an annual rate of 0.75% of the

Fund's first $250 million of average daily net assets, 0.72% of the next $750 million of such net assets, 0.70% of the next $1.5 billion of such net assets, 0.68% of the next $2.5 billion of such net assets, 0.65% of the next $2.5 billion of such net assets, 0.64% of the next $2.5 billion of such net assets, 0.63% of the next $2.5 billion of such net assets, and 0.62% on such net assets in excess of $12.5 billion. [TO BE UPDATED: For the fiscal year ended October 31, 1998, the investment management fee payable to the Adviser for its services under the previous investment management agreement was $[x].] For the fiscal years ended November 30, 1997 and 1996, the investment management fee payable to the Adviser for its services under the previous investment management agreement with the Fund amounted to $2,846,000, and $2,374,000, respectively. During those periods, the Adviser paid BSN Gestion de Patrimonios, S.A., S.G.C. ("BSN Gestion") a monthly fee of 0.35% of the Fund's average weekly net assets for investment management services pursuant to a now terminated sub-advisory agreement between the Adviser and BSN Gestion. For the fiscal years ended October 31, 1998 and November 30, 1997 and 1996, the sub-advisory fee payable to BSN Gestion for its services under the sub-advisory agreement was $[x], $[x] and $[x]. The sub-advisory arrangements with BSN Gestion were discontinued in connection with the reorganization of the Fund's predecessor entity as a series of the corporation. See "Shareholder Rights" below.

      Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110--4103, a subsidiary of the Adviser, computes net asset value for the Fund. The Fund pays Scudder Fund Accounting Corporation an annual fee of 0.065% on the first $150 million, 0.04% on the next $850 million, and 0.02% over $1 billion, plus holding charges and transaction fees for this service. The Fund is subject to a monthly minimum fee of $4,167. In addition, there is a 33% multiclass surcharge imposed on the annual fee for the Fund.

      SFAC charged the Fund a fee of $[x], $[x] and $[x] for the fiscal years ended October 31, 1998, November 30, 1997 and 1996, respectively.


      The Adviser may serve as adviser to other funds with similar investment objectives and policies to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.


Principal Underwriter. Pursuant to an underwriting and distribution services agreement ("distribution agreement"), Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois, 60606, a subsidiary of the Adviser, is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

      The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The distribution agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by KDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Directors, and a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the distribution agreement, the Fund's Rule 12b-1 distribution plans, or any other agreement related to the Fund's Rule 12b-1 distribution plans, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act.

Class A Shares. KDI receives no compensation from the Fund as principal underwriter for Class A shares and pays all expenses of distribution of the Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays out a portion of this sales charge or allows concessions or discounts to firms for the sale of the Fund's Class A shares.

Rule 12b-1 Plans. The Corporation has adopted on behalf of the Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Fund's Class B and Class C shares (each a

"Plan"). Under each Plan, the Fund pays KDI a distribution fee, payable monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. Under each Plan, KDI may compensate various financial services firms ("Firms") for sales of Fund shares and may pay other commissions, fees and concessions to such Firms. The distribution fee compensates KDI for expenses incurred in connection with activities primarily intended to result in the sale of the Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials.

Among other things, each Plan provides that KDI will prepare reports for the Board on a quarterly basis for each class showing amounts paid to the various Firms and such other information as the Board may reasonably request. Each Plan will continue in effect indefinitely, provided that such continuance is approved at least annually by vote of a majority of the Board of Directors, and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan ("Qualified Board Members"), cast at an in-person meeting called for such purpose, or by vote of at least a majority of the outstanding voting securities of the applicable class. Any material amendment to a Plan must be approved by vote of a majority of the Board of Directors, and of the Qualified Board Members. An amendment to a Plan to increase materially the amount to be paid to KDI by the Fund for distribution services with respect to the applicable class must be approved by a majority of the outstanding voting securities of that class. While each Plan is in effect, the selection and nomination of Directors who are not "interested persons" of the Corporation shall be committed to the discretion of the Directors who are not themselves "interested persons" of the Corporation. If a Plan is terminated (or not renewed) with respect to either class, the Plan with respect to the other class may continue in effect unless it also has been terminated (or not renewed).

The Fund's Plans became effective after the end of the most recently completed fiscal year, therefore, no information is available concerning payments made under the Plans.

Class B Shares. For its services under the Class B Plan, KDI receives a fee from the Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Purchase, Redemption and Repurchase of Shares --Contingent Deferred Sales Charge--Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

Class C Shares. For its services under the Class C Plan, KDI receives a fee from the Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. KDI also receives any contingent deferred sales charges. See "Purchase, Redemption and Repurchase of Shares--Contingent Deferred Sales Charges--Class C Shares."


Administrative Services. Administrative services are provided to the Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. For the services under the administrative agreement, the Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B and C shares of the Fund.


      KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid may include affiliates of KDI.


      KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services listed on the Fund's records and it is intended that KDI will pay all the administrative services fee that it receives from the Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. The Board of Directors of the Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.


      The Fund entered into the administrative services agreement after completion of the Fund's most recent fiscal year, therefore, no information about payments under the agreement is available.


      Certain directors or officers of the Fund are also directors or officers of the Adviser or KDI, as indicated under "Officers and Directors."


Custodian, Transfer Agent and Shareholder Service Agent. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Fund held outside the United States. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash held in the United States. Kemper Service Company ("KSC"), a subsidiary of the Adviser, is the Fund's transfer agent and dividend-paying agent and, as such, generally serves as "Shareholder Service Agent" of the Fund. KSC receives as transfer agent annual account fees of $10 per account ($18 for retirement accounts) plus set up charges and annual fees associated with the contingent deferred sales charge (Class B only) and an asset-based fee of 0.08% plus out-of-pocket expense reimbursement. KSC's fee is reduced by certain earnings credits in favor of the Fund.

Independent Auditors and Reports To Shareholders. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois, 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PURCHASE, REDEMPTION AND REPURCHASE OF SHARES

PURCHASE OF SHARES

Alternative Purchase Arrangements. Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. Upon the redemption or exchange of any class of shares held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders, with limited exceptions (see "Redemption or Repurchase of Shares--Redemption Fee"). When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                           Annual
                                                         12b-1 Fees
                                                         (as a % of
                                                        average daily
                                     Sales Charge        net assets)             Other Information

Class A           Maximum initial sales charge              None         Initial sales charge waived
                  of 5.75% of the public                                 or reduced for certain
                  offering price                                         purchases

Class B           Maximum contingent deferred               0.75%        Shares convert to Class A
                  sales charge of 4% of redemption                       shares six years after
                  proceeds; declines to zero after                       issuance
                  six years

Class C           Contingent deferred sales charge          0.75%        No conversion feature
                  of 1% of redemption proceeds for
                  redemptions made during first
                  year after purchase

The minimum initial investment for each class of the Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond value of 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative--Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                    Sales Charge
                                                        as a        Allowed to
                                         As a       Percentage of  Dealers as a
                                     Percentage of    Net Asset    Percentage of
Amount of Purchase                  Offering Price     Value*     Offering Price

Less than $50,000                           5.75%          6.10%         5.20%
$50,000 but less than $100,000              4.50           4.71          4.00
$100,000 but less than $250,000             3.50           3.63          3.00
$250,000 but less than $500,000             2.60           2.67          2.25
$500,000 but less than $1 million           2.00           2.04          1.75
$1 million and over                         0.00**         0.00**        ***

*     Rounded to the nearest one-hundredth percent.
** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***   Commission is payable by KDI as discussed below.

The Fund receives the entire net asset value of all its shares sold. KDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may re-allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933, as amended.

Class A shares of the Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in the Fund or other Kemper Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares-contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

KDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in the Fund and other Kemper Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is also applicable.

As of February 1, 1996, Class A shares of the Fund or any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; (d) any trust, pension, profit-sharing or other benefit plan for only such persons; (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (f) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase the Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of the Fund may be sold at net asset value by certain investment advisers registered under the 1940 Act and other financial services firms, acting solely as agents for their clients, that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment adviser or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative--Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when the shares have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

As described in the prospectus, Fund shares are sold at their public offering price, which is the net asset value next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment for each class of the Fund is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. The Fund may waive the minimum for purchases by directors, officers or employees of the Fund or the Adviser and its affiliates. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


      Upon receipt by the Shareholder Service Agent of a request for redemption, shares of the Fund will be redeemed by the Fund at the applicable net asset value per share of the particular class of the Fund as described in the Fund's prospectus.


      Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B or Class C shares by certain classes of persons or through certain types of transactions are provided because of anticipated economies of scale in sales and sales-related efforts.


      The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.


REDEMPTION OR REPURCHASE OF SHARES

General. Any shareholder may request that the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem such shares by sending a written request with signatures guaranteed to Kemper Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Any shareholder requesting that the Fund redeem shares with an aggregate value in excess of the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period will be required to provide the Fund with details of valid custodial arrangements in Spain, Portugal and the U.S., in addition to other important information, in order for the redemption request to be deemed in good order. Failure to provide the required information will result in the rejection of the redemption request as being invalid. See "Redemption in-Kind" below.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Except with respect to redemptions effected in-kind pursuant to the Fund's redemption policy set forth below under "Redemption in-Kind," payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. Upon the redemption or exchange of any class of shares held less than one year, with limited exceptions, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders (see "Redemption Fee"). The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may also be subject to a contingent deferred sales charge (see "Purchase of Shares-Initial Sales Charge Alternative-Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge-Class B Shares"), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge-Class C Shares").

Because of the high cost of maintaining small accounts, the Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which the Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of a class of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day, subject to the Fund's redemption policy set forth below under "Redemption in-Kind." Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge--Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

                                                                  Contingent
                                                                   Deferred
Year of Redemption After Purchase                                Sales Charge

First                                                                  4%
Second                                                                 3%
Third                                                                  3%
Fourth                                                                 2%
Fifth                                                                  2%
Sixth                                                                  1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features-Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge--Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features-Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code
Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent, and (g) for redemption of shares by an employer sponsored employee benefit plan that (i) offers funds in addition to Kemper Funds (i.e., "multi-manager"), and (ii) whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

Contingent Deferred Sales Charge--General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1998 will be eligible for the second year's charge if redeemed on or after December 1, 1999. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any other Kemper Fund listed under "Special Features-Class A Shares-Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Kemper Funds. A shareholder of the Fund or other Kemper Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares-Initial Sales Charge Alternative-Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in the same class of shares as the case may be, of the Fund or of other Kemper Funds. The amount of any contingent deferred sales charge also will be reinvested, but the amount of any redemption fee will not be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of the Fund or of the other Kemper Funds listed under "Special Features-Class A Shares-Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Funds available for sale in the shareholder's state of residence as listed under "Special Features-Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of the Fund, the reinvestment in shares of the Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in-Kind. The Fund has adopted the following redemption policy in an attempt to avoid the imposition of adverse tax consequences on remaining shareholders that may be caused by certain large-scale redemptions. In conformity with Rule 18f-1 under the 1940 Act, it is the Fund's policy to redeem its shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. As an operating policy, the Fund will satisfy redemption requests in excess of such amount by distributing portfolio securities in lieu of cash. This policy may be modified or terminated at any time by the Board of Directors. Any securities distributed in-kind would be valued in accordance with the Fund's policies used to determine net asset value, and would be selected pursuant to procedures adopted by the Board of Directors to help ensure that such redemptions are effected in a manner that is fair and equitable to all shareholders. The redeeming shareholder will bear the risk of fluctuation in value of the in-kind redemption proceeds after the trade date for the redemption. Shareholders who receive portfolio securities in redemption of Fund shares will be required to make arrangements for the transfer of custody of such securities to the shareholder's account and must communicate relevant custody information to the Fund prior to the effectiveness of a redemption request. Redemption requests subject to the Fund's redemption in-kind policy will not be considered in good order unless such information is provided. As discussed below, a redeeming shareholder will bear all costs associated with the in-kind distribution of portfolio securities. Shareholders receiving securities in-kind may, when selling them, receive less than the redemption value of such securities and would also incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.

Redeeming shareholders will bear any costs of delivery and transfer of the portfolio securities received in an in-kind redemption (generally, certain transfer taxes and custodial expenses), and such costs will be deducted from their redemption proceeds. Redeeming shareholders will also bear the costs of re-registering the securities, as the securities delivered will be registered in the Fund's name or the nominee names of the Fund's custodians. The actual per share expenses for redeeming shareholders of effecting an in-kind redemption and of any subsequent liquidation by the shareholder of the portfolio securities received will depend on a number of factors, including the number of shares redeemed, the Fund's portfolio composition at the time and market conditions prevailing during the liquidation process. The Fund gives no assurances of such expenses, and shareholders whose redemptions are effected in-kind may bear expenses in excess of 1% of the net asset value of the shares of the Fund redeemed. These expenses are in addition to any applicable redemption fee or contingent deferred sales charge, as described above.

As noted under "Redemption or Repurchase of Shares--General" above, shareholders redeeming in excess of the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period must provide details of their valid custodial arrangements in Spain, Portugal and the U.S. in order to facilitate the transfer and settlement of securities to be distributed to them in-kind. Unless a shareholder establishes such custodial arrangements and properly notifies the Fund of those arrangements, that shareholder will effectively be limited to redeeming the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period. In the event that the shareholder wishes to redeem additional amounts in cash, that shareholder will have to re-submit such a redemption request after the expiration of each 90 day period (i.e., redemption requests for amounts in excess of the permitted amount will not be automatically carried forward to the next 90 day period).

The Fund has received an exemptive order from the SEC to permit in-kind redemption transactions to be effected by shareholders who may be deemed to be affiliated with the Fund because they own 5% or more of the Fund's outstanding voting securities ("5% shareholders"). Shares of the Fund received by shareholders in exchange for shares of GSP originally purchased in GSP's initial public offering are not subject to being redeemed in-kind, contingent upon proof of such purchase by the shareholder.

For redemptions in excess of the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period, a redemption request will be considered valid only if accompanied by a properly completed redemption and certification form [(attached to the prospectus)], which details, among other things, the shareholder's valid custodial arrangements in Spain, Portugal and the U.S. No redemption requests subject to in-kind redemption may be made other than by a written request accompanied by a properly completed redemption and certification form.

For more information about redemptions in-kind, see "Purchase and Redemption of Shares--Redemption in-Kind."

SPECIAL FEATURES

Class A Shares--Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Plus Growth Fund, Kemper Value Series, Inc., Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper U.S. Growth and Income Fund, Kemper Small Cap Relative Value Fund, Kemper-Dreman Financial Services Fund, Kemper Value Fund, Kemper Global Discovery Fund, Kemper Classic Growth Fund and Kemper High Yield Fund II ("Kemper Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Zurich YieldWise Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Funds", (b) all classes of shares of any Kemper Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares--Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

Class A Shares--Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares--Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Funds in accordance with the provisions below. Upon the exchange of any class of shares held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders (see "Redemption or Repurchase of Shares-Redemption Fee" above). Redemptions with respect to any one shareholder during any 90-day period in excess of the lesser of $250,000 or 1% of the net asset value at the beginning of the period are not eligible for the exchange privilege, and will be effected pursuant to the Fund's redemption policies described above under "Redemption in-Kind."

Class A Shares. Class A shares of the Kemper Funds and shares of the Money Market Funds listed under "Special Features-Class A Shares-Combined Purchases" above may be exchanged for each other at their relative net asset values, subject to the redemption fee, if applicable. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.

Class B Shares. Class B shares of the Fund and Class B shares of any other Kemper Fund listed under "Special Features-Class A Shares-Combined Purchases" may be exchanged for each other at their relative net asset values, subject to the redemption fee, if applicable. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of the Fund and Class C shares of any other Kemper Fund listed under "Special Features-Class A Shares-Combined Purchases" may be exchanged for each other at their relative net asset values, subject to the redemption fee, if applicable. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

General. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange through another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges of the Fund for shares of another Kemper Fund are subject to a 2% redemption fee if the shareholder has held the Fund shares for less than one year (see "Redemption or Repurchase of Shares-Redemption Fee"). Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Service Company, Attention:
Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Kemper Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund, subject to the redemption fee, if applicable. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-

Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

      Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisers before establishing a retirement plan.

Special Redemption and Exchange Information. Shares of any class of the Fund held for less than one year are redeemable at a price equal to 98% of the then current net asset value per share, with limited exceptions. This 2% discount, referred to in the prospectus and this Statement of Additional Information as a redemption fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its subsidiaries, and does not benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

      This redemption fee will not be applied to (a) a redemption of shares held in certain retirement plans, including 401(k) plans, 403(b) plans, Keogh accounts, and other pension, profit-sharing and employee benefit plans (however, this fee waiver does not apply to IRA and SEP-IRA accounts), (b) a redemption of any shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), or (d) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information. However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply.

      The fee applies to redemptions from the Fund and exchanges to other Kemper Funds, but not to dividend or capital gains distributions which have been automatically reinvested in the Fund. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. In the event that a shareholder has acquired shares of the Fund in connection with the Fund's acquisition of the assets of or merger or consolidation with another investment company (an "acquired fund"), the shareholder will generally be permitted to add the period he or she held shares of the acquired fund to the time he or she has held Class A shares of the Fund in determining the applicability of the redemption fee. In such a case, the shareholder bears the burden of demonstrating to the Fund the period of ownership of the acquired fund. [TO BE
UPDATED: Proof of ownership for the required period may be demonstrated by providing copies of brokerage account statements or other appropriate share records in connection with a redemption under cover of the redemption and certification form attached to the prospectus.]


      For this purpose and without regard to the shares actually redeemed, shares will be redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more: and third, purchased shares held for less than one year. Finally, if a shareholder enters into a transaction in Fund shares which, although it may technically be treated as a redemption and purchase for recordkeeping purposes, does not involve the termination of economic interest in the Fund, no redemption fee will apply and applicability of the redemption fee, if any, on any subsequent redemption or exchange will be determined by reference to the date the shares were originally purchased, and not the date of the transaction.


      The conversion of Class B shares of the Fund to Class A shares of the Fund may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service ("IRS") or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date.


NET ASSET VALUE

The net asset value per share of the Fund is the value of one share and is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


      An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over--the--counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.


      Debt securities are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.


      An exchange--traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over--the-- counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

      If a security is traded on more than one exchange, or upon one or more exchanges and in the over--the--counter market, quotations are taken from the market in which the security is traded most extensively.

      If, in the opinion of the Valuation Committee of the Corporation's Board of Directors, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects fair market value of the property on the valuation date.

      Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

DIVIDENDS, DISTRIBUTIONS AND TAXES


Dividends. The Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short--term capital gains over net realized long--term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long--term capital gains over net realized short--term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")

      The Fund normally distributes annual dividends of net investment income. Any net realized short--term and long--term capital gains for the Fund are distributed at least annually. Income and capital gain dividends of the Fund are automatically reinvested in additional shares of the Fund, without a sales charge, unless the investor makes an election otherwise. Distributions of net capital gains realized during each fiscal year will be made at least annually before the end of the Fund's fiscal year on October 31. Additional distributions, including distributions of net short--term capital gains in excess of net long--term capital losses, may be made, if necessary.


      The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

      Dividends will be reinvested in shares of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as provided in the prospectus.


Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be liable for federal income taxes to the extent its earnings are distributed. To so qualify, the Fund must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short--term capital gain).

      The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for each calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one--year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

      Investment company taxable income includes dividends, interest and net short--term capital gains in excess of net long--term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

      If any net realized long--term capital gains in excess of net realized short--term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long--term capital gains, will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such reported gains and the individual tax credit.


      Distributions of investment company taxable income are taxable to shareholders as ordinary income.


      Properly designated distributions of the excess of net long--term capital gain over net short--term capital loss are taxable to shareholders as long--term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends--received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long--term capital loss to the extent of any amounts treated as distributions of long-- term capital gain during such six--month period.


      Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


      If shares are held in a tax--deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.


      All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Kemper fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

      Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.


      Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors. The Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax return form, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes related primarily to investment income). The Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities as foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment--type income. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend--paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days. (46 days in the case of preferred shares) during the 30--day period (90--day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex--dividend. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

      The Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund receives a so--called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.


      The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to the Fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.


      Equity options (including covered call options on portfolio stock) written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long--term or short--term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option and, in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in the Fund's portfolio. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short--term capital gain or loss. If a call option is exercised, any resulting gain or loss is short--term or long--term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

      Many futures and forward contracts entered into by the Fund and all listed nonequity options written or purchased by the Fund (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long--term and 40% short--term, and on the last trading day of the Fund's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked--to--market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long--term and 40% short--term. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency--related forward contracts, certain futures and options and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

      Positions of the Fund consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short--term capital losses into long--term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.


      Positions of the Fund consisting of at least one position not governed by
Section 1256 and at least one future,
forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.


      Notwithstanding any of the foregoing, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90--day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.


      Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain futures, forward or options contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contracts and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.


      If the Fund holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such an event, properly designated dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of the accrued original issue discount, may be eligible for the deduction received by corporations.


      If the Fund acquires a debt instrument at a market discount, a portion of the gain recognized (if any) on disposition of such instrument may be treated as ordinary income.


      The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non--exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

      A shareholder who redeems shares of the Fund (including any in-kind redemption) will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long--term capital loss to the extent that the shareholder has received any long--term capital gain dividends on such shares. A shareholder who has redeemed shares of the Fund or any other Kemper Mutual Fund listed under "Special Features-Class A Shares-Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or in shares of the other Kemper Mutual Funds within six months of the redemption as described under "Redemption or Repurchase of Shares-Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of the Fund's shares and reinvests in shares of the Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of the Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.


      Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

      Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

      The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

      Retirement Plans. Shares of the Fund may be purchased as an investment in a number of kinds of retirement plans, including qualified pension, profit sharing, money purchase pension, and 401(k) plans, Code Section 403(b) custodial accounts, and individual retirement accounts.


      One of the tax-deferred retirement plan accounts that may hold Fund shares is an individual retirement account ("IRA"). There are three kinds of IRAs that an individual may establish: traditional IRAs, Roth IRAs and education IRAs. With a traditional IRA, an individual may be able to make a deductible contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year prior to the year the individual reaches age 70 1/2 if neither the individual nor his or her spouse is an active participant in an employer's retirement plan. An individual who is (or who has a spouse who is) an active participant in an employer retirement plan also may be eligible to make deductible IRA contributions; the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual's (and spouse's, if applicable) adjusted gross income for the year. Even if an individual is not permitted to make a deductible contribution to an IRA for a taxable year, however, the individual nonetheless may make nondeductible contributions up to $2,000, or 100% of earned income if less, for that year. One spouse also may contribute up to $2,000 per year to the other spouse's own IRA, even if the other spouse has earned income of less than $2,000, as long as the spouses' joint earned income is at least $4,000. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan, may be rolled over into a traditional IRA, also. With a Roth IRA, an individual may make only nondeductible contributions; contributions can be made of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year, but only if the individual's (and spouse's, if applicable) adjusted gross income for the year is less than $95,000 for single individuals or $150,000 for married individuals. The maximum contribution amount phases out and falls to zero between $95,000 and $110,000 for single persons and between $150,000 and $160,000 for married persons. Contributions to a Roth IRA may be made even after the individual attains age 70 1/2. Distributions from a Roth IRA that satisfy certain requirements will not be taxable when taken; other distributions of earnings will be taxable. An individual with adjusted gross income of $100,000 or less generally may elect to roll over amounts from a traditional IRA to a Roth IRA. The full taxable amount held in the traditional IRA that is rolled over to a Roth IRA will be taxable in the year of the rollover, except rollovers made for 1998, which may be included in taxable income over a four year period. An education IRA provides a method for saving for the higher education expenses of a child; it is not designed for retirement savings. Generally, amounts held in an education IRA may be used to pay for qualified higher education expenses at an eligible (postsecondary) educational institution. An individual may contribute to an education IRA for the benefit of a child under 18 years old if the individual's income does not exceed certain limits. The maximum contribution for the benefit of any one child is $500 per year. Contributions are not deductible, but earnings accumulate tax-free until withdrawal, and withdrawals used to pay qualified higher education expenses of the beneficiary (or transferred to an education IRA of a qualified family member) will not be taxable. Other withdrawals will be subject to tax.

      In addition, there are special IRA programs available for employers under which an employer may establish IRA accounts for its employees in lieu of establishing more complicated retirement plans, such as qualified profit sharing or 401(k) plans. Known as SEP-IRAs (Simplified Employee Pension-IRA) and SIMPLE IRAs, they permit employers to maintain a retirement program for their employees without being subject to a number of the recordkeeping and testing requirements applicable to qualified plans.


      Information regarding the establishment of IRAs or other retirement plans is available from the Shareholder Service Agent upon request. A retirement plan custodian may charge fees in connection with establishing and maintaining the plan. An investor should consult with a competent adviser for specific advice concerning his or her tax status and the possible benefits of establishing one or more retirement plan accounts. The description above is only very general; there are numerous other rules applicable to these plans to be considered before establishing one.

      Shareholders should consult their tax advisers about the application of the provisions of tax law in light of their particular tax situations.

PERFORMANCE


The Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These measures of performance are described below. Performance information will be computed separately for each class.

      The Fund may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the Fund.


      Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for each class of the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the class' shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. Average annual return quotations will be determined to the nearest 1/100th of 1%. The redeemable value in the case of Class B shares or Class C shares include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Average annual return calculated in accordance with this formula does not take into account any required payments for federal of state income taxes. Average annual total return does not reflect the effect of the 2% redemption fee on shares held for less than one year. Such quotations for Class B shares of the Fund for periods over six years will reflect conversion of such shares to Class A shares at the end of the sixth year. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated in a manner not consistent with the standard formula described above, without deducting the maximum sales charge or contingent deferred sales charge.


                  Average Annual Total Return = (ERV/P)^1/n - 1


Where:  P = a hypothetical initial investment of $1,000

        n = number of years

        ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

      Calculation of the Fund's total return is not subject to a standardized formula, except when calculated for the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of the Fund's Class B shares or Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for the Fund's Class A shares or the contingent deferred sales charge for Class B and Class C shares would be reduced if such charges were included. In addition, total return does not reflect the effect of the 2% redemption fee on shares held for less than one year.

      The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. The Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and Class C shares are sold at net asset value. Redemption of the Fund's Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of the Fund's Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. A 2% redemption fee is assessed upon the redemption or exchange of any class of shares held for less than one year. Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.


      There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indices which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index are indices of common stocks which are considered to be generally representative of the U.S. stock market. The Financial Times/Standard & Poor's Actuaries World Index-Europe(TM) is a managed index that is generally representative of the equity securities of European markets. The foregoing indices are unmanaged. The net asset value and returns of the Fund will fluctuate.


      Investors may want to compare the performance of the Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

      Investors also may want to compare the performance of the Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

      Investors may want to compare the performance of the Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.


      The Growth Fund of Spain, Inc. ("GSP") was reorganized as an open-end series of the Corporation consisting of Class A, Class B, and Class C shares (the "Reorganization"). GSP consisted of only one class of shares, which had no Rule 12b-1 fees or sales charges; the shares of GSP outstanding as of December 11, 1998 were exchanged for Class A shares of the Fund, which class also has no Rule 12b-1 fees but is subject to an administrative services fee. The performance figures shown below reflect the performance of the Fund prior to the Reorganization, restated to reflect the sales charge of the Fund's Class A shares. Different fees and expenses applicable to each of the classes, including Rule 12b-1 fees applicable to the Class B and C shares (shares of which had not been issued as of the date of this Statement of Additional Information) and an administrative services fee applicable to each class, will affect the performance of those classes.


      For purposes of the performance computations for the Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment (for Class B shares and Class C shares, the applicable CDSC imposed upon redemption of Class B shares or Class C shares held for the period would be deducted). Standardized Return quotations for the Fund do not take into account any applicable redemption fees or required payments for federal or state income taxes. Standardized Return quotations are determined to the nearest 1/100 of 1%.


      The Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Initial sales charges, CDSCs and redemption fees are not taken into account in calculating Non-Standardized Return; a sales charge or redemption fee, if deducted, would reduce the return.

      The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A shares of the Fund based on performance information for the periods indicated. During the periods covered by the tables, the Fund was subadvised by BSN Gestion. This subadvisory relationship was discontinued in connection with the Reorganization.

[TO BE UPDATED]


                             STANDARDIZED RETURN*
                                    CLASS A


One year ended
  October 31, 1998                  %

Five years ended
 October 31, 1998                   %

Inception# to
 October 31, 1998                   %

                          NON-STANDARDIZED RETURN**
                                    CLASS A
One year ended
 October 31, 1998                   %

Five years ended
 October 31, 1998                   %

Inception# to
 October 31, 1998                   %

-------------------------

* The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%, but do not reflect any applicable redemption fees and have not been restated to reflect expected differences in the Fund's expense structure as an open-end investment company.

** The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or any applicable redemption fee, and have not been restated to reflect expected differences in the Fund's expense structure as an open-end investment company.

# The inception date for The Growth Fund of Spain, Inc. (and, consequently, of the Fund's Class A shares) was February 14, 1990. [As of the date of this Statement of Additional Information, the Fund had not issued any Class B or Class C shares.]


OFFICERS AND DIRECTORS


[TO BE UPDATED]


The officers and directors of the Corporation, their birth dates, their principal occupations and their affiliations, if any, with the Adviser, and KDI, the principal underwriter, are as follows:

      *DANIEL PIERCE (3/18/34) Director and Chairman of the Board, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.

      *MARK S. CASADY (9/21/60) President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.


      JAMES E. AKINS (10/15/26) Director, 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer, Energy Adviser for the White House and United States Ambassador to Saudi Arabia, 1973-76.

      ARTHUR R. GOTTSCHALK (2/13/25) Director, 10642 Brookridge Drive, Frankfort, Illinois, Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; Member, Illinois state Senator; Vice President, The Reuben H. Donnelley Corp.

      FREDERICK T. KELSEY (4/25/27) Director, 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Funds, formerly, Trustee of The Pilot Funds.

      FRED B. RENWICK (2/1/30) Director, 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Industrial Program, Inc., Director, the Wartburg Home Foundation; Chairman Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly member of the Investment Committee of Atlanta University Board of Trustees; formerly Director of Board of Pensions, Evangelical Lutheran Church of America.

      JOHN B. TINGLEFF (5/4/35) Director, 2015 South Lake Shore Drive, Harbor Springs, Michigan; Retired; formerly, President, Tingleff & Associates (management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.

      JOHN G. WEITHERS (8/8/33) Director, 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company, President of the Members of the Corporation and Trustee, DePaul University; Director, Systems Imagineering, Inc.

      *PHILIP J. COLLORA (11/15/45) Vice President and Secretary, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Scudder Kemper Investments, Inc.

      *DIEGO ESPINOSA (6/30/62) Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

      *JOAN R. GREGORY (8/4/45) Vice President, 345 Park Avenue, New York, New York; Vice President, Scudder Kemper Investments, Inc.

      *JOHN R. HEBBLE (6/27/58) Treasurer, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

      *MAUREEN E. KANE (2/14/62) Assistant Secretary, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper Investments, Inc.; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

      *THOMAS W. LITTAUER (4/26/55) Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

      *BRENDA LYONS (2/21/63), Assistant Treasurer, Treasurer, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

      *ANN M. McCREARY (11/6/56) Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

      *CAROLINE PEARSON (4/1/62) Assistant Secretary, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

      *KATHRYN L. QUIRK (12/3/52) Director and Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

      *SHERIDAN P. REILLY (2/27/52) Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

      *LINDA J. WONDRACK (9/12/64) Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

      *ELIZABETH C. WERTH (10/1/47) Assistant Secretary, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper Investments, Inc.

      * Interested persons of the Corporation as defined in the 1940 Act.

Compensation of Officers and Directors


[TO BE UPDATED]

The Directors and Officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts estimated to be paid to or accrued for those Directors who are not designated "interested persons" by the Corporation during the 1999 fiscal year. The information in the last column is for calendar year 1998.

[TO BE UPDATED]

                                                                      Total
                                                                   Compensation
                                          Estimated Aggregate      From Kemper
                                        Compensation From Kemper   Fund Complex
                                          Global/International    Paid to Board
Name of Board Members                         Series, Inc.          Members(2)
---------------------                         ------------          ----------
James E. Akins.......................            $9,216              $106,300
Arthur R. Gottschalk(1)..............            $9,216              $121,100
Frederick T. Kelsey(1)...............            $9,216              $111,300
Fred B. Renwick......................            $9,216              $106,300
John B. Tingleff.....................            $9,216              $106,300
John G. Weithers.....................            $9,216              $106,300

---------

(1) Includes deferred fees and interest thereon pursuant to deferred agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds-Zurich Money Market Fund.


(2) Includes compensation for service on the boards of 13 Kemper funds with 39 fund portfolios. Each Board Member currently serves as a board member of 15 Kemper Funds with 50 fund portfolios. Total compensation does not reflect amounts paid by Scudder Kemper Investments, Inc. to the board members regarding the combination of Scudder, Stevens & Clark, Inc. and Zurich Kemper Investment, Inc. Such amounts totaled $42,800, $40,100, $39,000, $42,900, $42,900 and $42,900 for Messrs. Akins, Gottschalk,
      Kelsey, Renwick, Tingleff, and Weithers, respectively.

      The Directors and Officers as a group owned less than 1% of the Fund's shares as of the date of this Statement of Additional Information.

SHAREHOLDER RIGHTS


The Corporation may issue an indefinite amount of shares of capital stock, all having $.001 par value, which may be divided by the Board of Directors into classes of shares. 100,000,000 shares have been classified for each of the

Corporation's six series. Currently, each series offers three classes of shares. These are Class A, Class B and Class C shares. The Board of Directors may authorize the issuance of additional classes and additional series if deemed desirable, each with its own investment objectives, policies and restrictions. Since the Corporation may offer multiple funds, each is known as a "series company." Shares of a fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the fund. Shares of each fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. Each fund's activities are supervised by the Corporation's Board of Directors. The Corporation is not required to hold and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment management contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

      The Growth Fund of Spain, Inc. ("GSP"), the predecessor of the Fund, commenced investment operations in 1990 as a closed-end management investment company organized as a Maryland corporation. At a meeting of the shareholders of GSP held October 28, 1998, the shareholders voted to approve the conversion of the Fund to an open-end investment company and the reorganization of GSP as a new series of the Corporation. Pursuant to the reorganization agreement between GSP and the Corporation, GSP transferred all of its assets to the Fund in exchange for Class A shares of the Fund and the assumption by the Fund of the liabilities of GSP on December 11, 1998. GSP then distributed the Class A shares of the Fund received in the reorganization to its shareholders.


The Fund's activities are supervised by the Corporation's Board of Directors. The Fund is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment advisory contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

      Each director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the directors.

      A majority of the Directors shall be present in person at any regular or special meeting of the Directors in order to constitute a quorum for the transaction of business at such meeting and, except as otherwise required by law, the act of a majority of the Directors present at any such meeting, at which a quorum is present, shall be the act of the Directors.


      Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f--2 under the 1940 Act, or any successor rule, and in the Corporation's Articles of Incorporation. As used in the prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Corporation's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Corporation's outstanding shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the portfolio.


      In the event of the liquidation or dissolution of the Corporation, shares of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a proportionate distribution, based upon the relative net assets of the Fund, of any general assets not attributable to the Fund that are available for distribution.

      Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non--assessable by the Corporation.


FINANCIAL STATEMENTS


      The financial statements appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1998are incorporated by reference herein. These financial statements have been incorporated by reference herein in reliance on the report of Ernst & Young LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Ernst & Young LLP is 233 South Wacker Drive, Chicago, Illinois 60606.


ADDITIONAL INFORMATION

Other Information


      The CUSIP number of the Class A shares of the Growth Fund Of Spain is 487916-81-9.
      The CUSIP number of the Class B shares of the Growth Fund Of Spain is 487916-79-3.
      The CUSIP number of the Class C shares of the Growth Fund Of Spain is 487916-78-5.


      Effective as of the Fund's 1998 fiscal year, the Fund's fiscal year end has been changed to October 31.

      Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

      The law firm of Dechert Price & Rhoads is counsel to the Fund.

      The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

               APPENDIX A - RATINGS OF FIXED INCOME INVESTMENTS


                 Standard & Poor's Ratings Group Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  Moody's Investors Service, Inc. Bond Ratings


Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt--edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

              APPENDIX B - INFORMATION ABOUT SPAIN AND PORTUGAL


                             I. KINGDOM OF SPAIN

Note: Certain numbers in this Appendix B have been rounded for ease of presentation. Since most calculations have been made on unrounded figures, the sum of the component figures in many tables presented may not precisely equal the totals shown.

Area and Population

      The Kingdom of Spain ("Spain") includes 50 provinces, 47 of which are situated on the mainland of the Iberian Peninsula, with the remaining three being the Baleares Islands and the two provinces of the Canary Islands. In addition, the cities of Ceuta and Melilla on the northern coast of Africa are part of the Spanish territory. The total land area is 504,782 sq. km. As of mid 1997, the population was 39.3 million. The major cities are Madrid, Barcelona, Valencia and Seville.

Government


      Spain is a democratic, constitutional monarchy. In 1975, the current monarch, Juan Carlos de Borbon, was proclaimed King of Spain. On December 6, 1978, a new Constitution was ratified by national referendum that provides for the existence of political parties, universal suffrage, parliamentary elections by secret and direct ballot every four years, and the existence of a Parliament with two legislative chambers -- the Congress of Deputies, with 350 members and the Senate with 248 members.

      The Constitution defines the authority of the executive, legislative and judicial powers. The King is commander-in-chief of the armed forces. He names the Prime Minister, who is the head of Government, after consulting the Congress of Deputies and Senate, and calls referenda to decide on major political issues. The Prime Minister is empowered to dissolve parliament and call elections and govern with the assistance of a Cabinet, which is collectively responsible to the Congress of Deputies.

      Members of the Congress of Deputies and the Senate serve four-year terms, barring dissolution, and elect their own presidents. Although each house can initiate legislation, the Congress of Deputies has the power of final approval on all legislation.


      The judicial system is headed by a Supreme Tribunal (Tribunal Supremo) which is responsible for the final determination of all civil and criminal cases brought on appeal from the lower courts. The lower courts consist of territorial courts, provincial courts, regional courts, courts of the first instance and municipal courts. There is also a Constitution Tribunal which has jurisdiction to resolve matters affecting constitutional issues.


      At the last election in March 1996, the conservative Partido Popular (PP) narrowly defeated the socialist Partido Socialista Obrero Espanol (PSOE) which had governed the country since 1982. However, the PP fell 20 seats short of a parliamentary majority. After some 57 days of negotiations, two conservative regional parties -- the Catalonian Convergencia i Unio (CiU), and the Basque Nationalist Party (PNV) -- agreed to support the PP but not to enter a coalition government. Jose Maria Aznar of the PP became the Prime Minister.


International Organizations

      Spain is a member of the United Nations, the International Monetary Fund
(IMF), the World Bank, the Organization for Economic Cooperation and Development
(OECD), the North Atlantic Treaty Organization (NATO), the World Trade Organization (WTO) and the European Union (EU).

The Economy

      After accession to the EU in 1985, foreign capital, particularly direct investment, poured into Spain attracted by its low labor costs relative to those in the core European countries. In the five years through 1990, GDP in Spain grew at an average annual rate of 5.0%, compared with an average of 3.3% for all of EU. Domestic demand surged, but since the structural reforms needed to improve supply conditions were slow to take place, bottlenecks arose and inflation began to surface. Spain became less competitive and GDP slowed to a rate of 0.7% in 1991 and a decline of 1.2% in 1992. The peseta came under speculative attack in the Exchange Rate Mechanism crises of 1992 and 1993. The peseta was devalued 15.6% against the dollar in 1992 and a further 19.4% in 1993. With the resulting improvement in competitiveness, the economy began to improve.


      Among the structural reforms to the Spanish economy was a reduction in state ownership of business. During the Socialist term in power, Seat, the car producer was sold to Volkswagen in 1986 and Enasa (trucks) to Iveco, a division of Fiat. Between 1989 and 1995, shares were floated in such profitable companies as Repsol, Endesa, the electrical utility, Argentaria, the banking group, and Telefonica. The state's share in these companies was reduced to 10%, 67%, 25% and 20% respectively. Among the plans of the center-right government is one in which they aim to sell off additional state shareholdings worth more than three trillion pesetas ($23.4 billion) by the year 2000.

      One of the most intractable structural problems in Spain is labor regulation, which has resulted in an official unemployment rate, currently at 20%, or roughly double the EU average. To a large extent the high unemployment rate is the result of rigid labor laws inherited from the Franco regime. Workers with permanent job contracts are protected by generous dismissal payments while new entrants have great difficulty in finding a new job because of the reluctance of employers to take on additional staff because of the very same generous dismissal payments. In spite of the introduction of fixed-term contracts in 1984 and the reforms of 1996 that have reduced the cost of overtime hours and encouraged part-time contracts, there has been no change in the legal severance provisions which are still among the highest of the OECD. Justified layoffs, for both collective and individual dismissals, require a minimum severance payment ranging from 20 days' wages per year of seniority to a maximum of 12 months. Unjustified dismissals carry with them 45 days' wages per year of seniority to a maximum of 42 months, in addition to which the firm must pay up to 60 days' retroactive wages during the appeals process.


Gross Domestic Product

      Gross Domestic Product (GDP) in Spain was approximately $531 billion dollars in 1997, ranking fifth among the fifteen nations in the European Union. In terms of per capita income, however, it ranked fourth from the bottom, exceeding only Portugal, Greece and Turkey.

      The following table sets forth selected economic data relating to Spain for the indicated periods.

                             Selected Economic Data


                                1992      1993      1994      1995      1996      1997
                                ----      ----      ----      ----      ----      ----
GDP at current market prices
  (billion pesetas)            59,105    60,953    64,789    69,761    73,572    77,786
% Change                          7.6%      3.1%      6.3%      7.7%      5.5%      5.7%
GDP at 1990 prices
  (billion pesetas)            51,635    51,016    52,098    53,546    54,708    56,672
% Change                          0.7%    -1.2%       2.1%      2.8%      2.2%      3.6%
CPI (1990=100)                  112.2     117.3     122.9     128.6     133.2     135.8
% Change                          5.9%      4.5%      4.8%      4.6%      3.6%      2.0%
Industrial Production            96.5      91.9      98.6     103.2     102.5     109.5%
% Change                        -2.7%     -4.8%       7.3%      4.7%    -0.7%       6.8%

Unemployment Rate                18.4%     22.7%     24.2%     22.9%     22.2%     20.8%
General Gov. Deficit / GDP      -3.6%     -6.8%     -6.3%     -6.6%       4.4%    -3.0%
General Gov. Debt / GDP          48.3%     60.5%     63.0%     65.7%     69.6%     68.1%
Current Account (mil. US$)    -21,537    -6,017    -6,922       513       503     2,486
Current Account/GDP             -3.7%     -1.3%     -1.4%       0.1%      0.1%      0.5%
Population (millions)            39.0      39.1      39.2      39.2      39.3      39.3
Average Exchange Rate          102.38    127.26    133.96    124.69    126.66    146.41
GDP in US$ Billions            $577.3    $479.0    $483.6    $559.5    $580.9    $531.3
GDP Per Capita                $14,770   $12,234   $12,335   $14,247   $14,772   $13,675


Sources: IMF, International Financial Statistics, August 1998. European Commission, 1977 Broad Economic Policy Guidelines, No. 64, 1997

      Spain produces a wide range of agricultural products, both for domestic and export markets. Among them are rice, olive oil, wine, feed grains, vegetables and citrus fruits. In addition, Spain produces an array of forestry products, including wood for construction and furniture, cork, firewood and resins. Spain has significant deposits of metals and minerals, including iron ore, mercury, potash, uranium, tungsten, lead, zinc and pyrites. The main industries of Spain include iron and steel, aluminum, motor vehicles, electronic equipment and machinery, chemicals, metal products, coal mining and electricity generation. Tourism is one of the largest components of the service sector and a significant source of foreign exchange.

      The following table shows the changes in the distribution of GDP by type of activity between 1986 and 1996.

                  Gross Domestic Product by Type of Activity

                                               Percent Distribution
                                                 1986       1997
               Agriculture, Hunting,
               Forestry, and Fishing             5.6%       4.3%
               Mining, Mfg & Gas                 29.2%     28.0%
               Construction                      6.5%       7.0%
               Services                          53.2%     55.0%
               Adjustments                       5.6%       5.8%
                                                100.0%    100.07%

               OECD Quarterly National Accounts, 1998:2 P226

Foreign Trade and Balance of Payments

      Since accession to EU in 1986, Spain's trade with other EU members has increased significantly as can be seen in the following table.

                        Geographic Breakdown of Trade

                              Exports                 Imports
                         1986        1987        1986        1987
                                (Millions of US$)
         Total          $27,206    $104,134     $35,056    $122,753
                               (Percent of Total)
         European
         Union           62.5%       69.6%       53.4%       65.0%

           France        17.9%       18.4%       11.7%       17.5%
           Germany       11.7%       13.5%       15.1%       14.8%
           Italy         8.0%        9.8%        7.3%        9.4%
           Portugal      3.5%        9.0%        1.3%        2.7%
           U.K.          8.8%        8.1%        7.7%        8.1%
           Other         12.6%       10.8%       10.3%       12.6%
         U.S.            9.3%        4.4%        9.8%        6.3%
         Japan           1.1%        1.1%        4.9%        2.8%
         All Other       27.1%       24.9%       31.8%       25.9%
                        100.0%      100.0%      100.0%      100.0%

       Source:  IMF, Direction of Trade Yearbook, 1998.

      Spain typically runs a deficit on the balance of trade and the balance on income (interest and dividend payments). Services and transfers regularly report surpluses. On the capital account, direct investment has declined from the high level of 1992. Portfolio investment has tended to be volatile. The overall balance, however, has improved and the Current Account as a percentage of GDP has gone from negative 3.7% in 1992 to positive 0.5% in 1997.


                               Balance of Payments
                                 (Millions US$)

                            1992      1993      1994      1995      1996      1997
Trade Balance             (30,420)  (14,946)  (14,833)  (18,244)  (16,027)  (13,347)
Balance on Services        12,607    11,108    14,712    17,898    19,789    19,227
Balance on Income          (5,790)   (3,573)   (8,193)   (3,878)   (5,799)   (6,396)
Transfers Net               2,066     1,393     1,388     4,737     2,540    (3,002)
Current Account           (21,537)   (6,017)   (6,927)      513       503     2,486

Direct Investment Net      11,084     5,492     5,528     2,551     1,246    (4,486)
Portfolio Investment Net    9,358    49,212   (22,313)   20,879    (1,308)   (6,359)
  Equity Securities Net     3,503     5,727       107     3,681      (631)   (5,388)
  Debt Securities Net       5,855    43,485   (22,420)   17,198      (677)     (971)
Other Investments Net     (14,483)  (54,983)   22,254   (31,045)   20,179    19,534
Capital Acct n.i.e          3,726     3,168     2,722     6,285     6,420     5,965
Errors and Omissions       (5,957)   (1,681)   (1,213)   (5,598)   (2,764)   (5,385)

Overall Balance           (17,809)    4,808        50    (6,415)   24,278    11,755

IFS January 1998:660

Exchange Rates

      The following table shows the exchange rate of the peseta relative to the U.S. dollar at the end of each year and the average for the year. The percent of depreciation or appreciation is also shown.



                                  Exchange Rates
                  End of Period   Change     Average   Change
                                  Relative             Relative to
                                  to US$               US$

              1986          132.40               140.05
              1987          109.00     21.5%     123.48       13.4%
              1988          113.45     -3.9%     116.49        6.0%
              1989          109.72      3.4%     118.38       -1.6%
              1990           96.91     13.2%     101.93       16.1%
              1991           96.69      0.2%     103.91       -1.9%
              1992          114.62    -15.6%     102.38        1.5%
              1993          142.21    -19.4%     127.26      -19.6%
              1994          131.74      8.0%     133.96       -5.0%
              1995          121.41      8.5%     124.69        7.4%
              1996          131.28     -7.5%     126.66       -1.6%
              1998          151.04*    -0.4%     153.14       -4.4%

         *   July
         **  January - July
         IMF, International Financial Statistics,
         September 1998



                             II. PORTUGUESE REPUBLIC

Area and Population

      The Portuguese Republic ("Portugal") is situated in Southwest Europe on the western portion of the Iberian Peninsula, bounded on the north and east by Spain and on the south and west by the Atlantic Ocean. The country also comprises the Azores and Madeira Islands in the Atlantic Ocean. The total area including the islands is 91,985 sq. Km. (35,515 sq. miles).

      The population of Portugal, including the Azores and Madeira Islands, was
9.8 million according to the 1991 census. The population is concentrated along the Atlantic coast. Lisbon, the capital and largest city and seaport, comprises some 1.9 million inhabitants and Porto, the second largest city and seaport comprises 1.l million.

Government


      Portugal is a republic governed under a constitution approved in 1976 and revised in 1982, 1989, 1992 and 1997. The President is elected to a 5-year term, as head of state. The current president elected in January 1996 is Jorge Sampaio. Parliament proposes the Prime Minister to the president who then makes the appointment. The Prime Minister, who is the country's chief administrative official, presides over a cabinet of ministers. The current Prime Minister is Antonio Guterres.

      Legislative power is vested in a unicameral parliament, the Assembly of the Republic. Members of the Assembly are elected under a system of proportional representation and serve 4-year terms. The Assembly had a total of 230 seats in the early 1990s.

      The judicial system is headed by the Supreme Court, which is made up of a president and 29 judges. Below the Supreme Court are courts of appeal and ordinary and special district courts. There is also a Constitutional court.

      The leading political parties are the Socialist Party (PS), the Social Democratic Party (CDS), the Popular Party (PP) and the Communist Party (PCP) The socialist party won the October 1995 election, ending 10 years of government by the social democrats. Both of the main parties have similar economic policies, with participation in European Monetary Union (EMU) and fulfilling Maastricht criteria as the center piece of fiscal and monetary policies.

International Organizations

      Portugal is a member of the United Nations, the International Monetary Fund (IMF), the World Bank, the Organization for Economic Cooperation and Development (OECD), the North Atlantic Treaty Organization (NATO), the World Trade Organization (WTO) and the European Union (EU).

The Economy


      When Portugal joined the European Union (EU) in 1986, the economy was in need of major restructuring. Inflation, unemployment and the public sector deficit were high. Moreover the industry sector was antiquated and the State was heavily involved in the economy. Protectionism, underdeveloped financial markets and rigidity in labor markets characterized the economy. Monetary policy was based on capital controls and credit ceilings. Financial institutions were sheltered from foreign competition and the money market was poorly developed. The Central Bank, which could not be considered independent, controlled liquidity through credit ceilings imposed on the overwhelmingly public banking system. Exchange rate policy was based on a crawling peg aimed at alleviating the chronic current account deficit which, in 1982 peaked at 12% of GDP. Over the period from 1976-1985, the compound real effective exchange rate depreciation of the escudo amounted to 40% while inflation was running at a rate of 20% annually.


      After joining the EU, tax reforms were introduced which lowered effective marginal rates, broadened the tax base and curtailed opportunities for evasion. The value added to tax (VAT) was introduced between 1984 and 1986 and the income tax was subject to a major reform in 1989. Institutional changes strengthened Central Bank autonomy by cutting off the government's automatic access to Banco De Portugal credit and making its statutes broadly aligned to the requirements of the European Union Treaty. Portugal moved from a highly regulated financial market to financial liberalization.


      A far-reaching privatization program was started in 1989. In 1988, public sector participation in the market economy accounted for close to 19% of total value added, around 6.5% of employment and almost 15% of total investment. State-owned enterprises were dominant in financial service, transport, energy, communications, steel, cement brewing, shipbuilding, pulp and tobacco. Initially, the program focused on the financial services sector. The stock exchange was modernized and privatized.


      On April 6, 1992, the escudo joined the Exchange Rate Mechanism (ERM) in the wide fluctuation band (6%) thereby establishing exchange rate stability as the cornerstone of its monetary policy. Remaining controls on capital movements were abolished at the end of that year, ahead of the schedule previously agreed with the EU.

      Turmoil in the ERM in 1992 led to widening of bands to 15% in August 1993. The Central parity of the escudo had to be devalued twice during that period. In spite of realignments, the new monetary policy based on exchange rate stability as an intermediate objective has remained a cornerstone of economic policy in Portugal. In March 1995 the central parity of the escudo within the ERM was devalued by 3.5%, half the size of the devaluation of the Spanish peseta. This realignment was not preceded by market pressure on the escudo, but was aimed at limiting losses in competitiveness relative to partner countries.

      Since joining the EU, Portuguese output increased significantly in the period from 1986-1990, rising on average at 5% a year compared with an average of 1.6% in the previous five-year period. The rate of inflation, which had been close to 30% in 1984, was brought down to about 12% in 1990. Output was affected adversely by the oil shock of 1979-80 and the recession of 1993, but began to pick up in 1994 and has subsequently continued to grow in each year. Inflation has continued to abate. The CPI rose 3.2% in 1996 and 2.1% in 1997. At the same time, the balance of payments has remained strong and the overall general government deficit fell from above 6% of GDP in 1993 to 3.2% in 1996 and to 2.45% in 1997.


Gross National Product

      In 1997, GDP amounted to approximately $102 billion. The European Commission has stated that, measured in purchasing power parity, Portuguese GDP per capita rose from 50% of the European Union (EU) average in 1985 to about 70% in 1996.

      The following table sets forth selected economic data relating to Portugal for the indicated periods:

                            Selected Economic Data


                               1992        1993        1994       1995         199         1997
GDP at current market
prices
  (billion escudo)           12,759.0    13,463.1    14,628.9    15,817.7    16,803.6    17,905.2
% Change                         12.8%        5.5%        8.7%        8.1%        6.2%        6.6%
GDP at 1995 prices
  (billion escudo)           15,214.3    14,999.8    15,364.9    15,817.8    16,320.6    16,920.3
% Change                          1.9%      -1.4%         2.4%        2.9%        3.2%        3.7%
CPI (1990=100)                  121.3       129.6       135.9       141.5       146.0       149.1
% Change                          8.9%        6.8%        4.9%        4.1%        3.2%        2.1%
Industrial Production            99.5        95.9        94.8        99.4       100.8       103.3
% Change                        -1.9%       -3.6%       -1.1%         4.9%        1.4%        2.5%
Unemployment Rate                 4.2%        5.6%        6.9%        7.2%        7.3%        6.8%
General Gov. Deficit / GDP      -3.6%       -6.9%       -5.8%       -5.1%       -4.0%       -2.5%
General Gov. Debt / GDP          60.7%       64.3%       66.7%       66.4%       65.6%       62.4%
Current Account (mil. US$)       -184         233      -2,196        -144      -1,491      -1,877
Current Account/GDP             -0.2%         0.3%      -2.5%       -0.1%       -1.4%       -1.8%
Population (millions)            9.83        9.84        9.84        9.85        9.87        9.88
Average Exchange Rate          135.00      160.80      165.99      151.11      154.24      175.31
GDP in US$ Billions             $94.5       $83.7       $88.1      $104.7      $108.9       102.1
GDP Per Capita                 $9,612      $8,509      $8,956     $10,630     $11,042     $10,342


Sources: OECD, Quarterly National Account, No. 2, 1998 and IMF, International Financial Statistics, August, 1998;
European Commission, 1977
Broad Economic Policy Guidelines, No. 64, 1997.

      While the importance of agriculture in the economy has declined since accession to the EU, approximately 11% of the labor force is still engaged in agriculture, having declined from over 20% in 1986. Only Greece among EU members has a higher proportion of the population currently employed in agriculture. Approximately 34% of

Portugal's total land area is covered by forest. The country is the world's largest producer and exporter of cork and cork products and is an increasingly important supplier of wood pulp. Portugal has substantial reserves of copper ore, iron ore, pyrites and uranium.

      The manufacturing sector accounted for about 24% of GDP and employed about 23% of the labor force in 1993, the latest year for which data are available. The principal manufacturing industries include metal products, textiles, chemicals and allied products, wood pulp and cork and base metallurgy. The construction sector employs approximately 8% of the labor force.

      Tertiary production includes retail and wholesale trade, utilities, finance, transportation and communication, and services. Trade and services have been the fastest growing sectors of the economy. The growth in tourism is reflected in the trade sector which includes hotels and restaurants.

      The following table shows how employment by industry has changed since accession to the EU in 1986.

                                          Civilian Employment by Sector
                                       1986                   1995
                                    (Thous)  % of Total    (Thous)   % of Total
Agriculture                           890.3     21.9%        477.5     11.4%
Mining                                 27.2      0.7%         16.8      0.4%
Manufacturing                         995.3     24.5%        971.9     23.2%
Construction                          332.1      8.2%        340.3      8.1%
Electricity, gas and water             31.9      0.8%         34.6      0.8%
Transport and communication             174      4.3%        183.1      4.4%
Trade                                 598.6     14.7%        819.2     19.5%
Banking, insurance, real estate         127      3.1%        137.4      3.3%
Personal services.                      887     21.8%       1213.7     28.9%
Total                                4063.4                 4194.5

OECD, Economic Survey Portugal
1998:111

External Trade and Balance of Payments

      Since accession to EU in 1986, Portugal's trade with other EU members has increased significantly as illustrated in the following table:

                              Geographic Breakdown of Trade
                               Exports                   Imports
                         1986     1997            1986      1997

                                 (Millions US$)
   Total               $7,243  $21,195          $9,646   $35,720
                                 Percent of Total
   European Union       75.4%    78.3%           62.1%     76.1%
     France             15.2%    13.7%           10.1%     11.1%
     Germany            14.7%    21.8%           14.3%     15.6%
     Italy               4.0%     4.2%            8.0%      8.6%
     Spain               6.9%    14.9%           11.0%     25.5%
     U.K.               14.2%    12.0%            7.5%      7.5%

     Other              20.5%    11.6%           11.2%      7.9%
   U. S.                 7.0%     5.4%            7.0%      2.9%
   Japan                 0.8%     0.7%            3.6%      2.5%
   All Other            16.8%    15.6%           27.4%     18.5%
                       100.0%   100.0%          100.0%    100.0%

   Source: IMF, Direction of Trade Yearbook 1998.
           (Accessed through Haver Analytics)

      Portugal typically runs a deficit on the balance of trade which is offset, in part, by tourism receipts and unilateral transfers. Tourism receipts are expected to increase sharply with Expo 98, which runs from May 22 through September 30, 1998. Transfers include emigrant remittances and, in recent years, transfers from EU. The overall balance of payments is shown in the following table:

                                        Balance of Payments
                                          (Millions US$)

                             1992     1993     1994     1995     1996     1997
Trade Balance              (9,387)  (8,050)  (8,321)  (8,910)  (9,340)  (9,551)
Balance on Services           765    1,365    1,269    1,613    1,375    1,206
Balance on Income             611      219     (565)     (21)    (352)    (245)
Transfers Net               7,826    6,699    5,421    7,132    6,827    6,712
Current Account              (184)     233   (2,196)    (144)  (1,491)  (1,877)

Direct Investment Net       1,186    1,387      983       (3)     (57)      71
Portfolio Investment Net   (3,064)   1,827      478   (1,083)   1,746    1,133
  Equity Securities Net       561      411      496     (338)     958    1,776
  Debt Securities Net      (3,625)   1,416      (18)    (745)  (2,704)    (643)
Other Investments Net         928   (6,246)    (409)   4,110    6,553    2,750
Errors and Omissions          978      (48)    (287)  (3,181)  (2,813)  (2,483)

Overall Balance              (156)  (2,848)  (1,430)    (300)     445     (407)

IMF, International
Financial Statistics,
September 1998

Exchange Rates

      The following table shows the exchange rate of the escudo relative to the US dollar at the end of each year and the average for the year. The percent of depreciation or appreciation is also shown.


                         Value of Escudo Relative to US$


                            Change Relative to                  Change
          End of Period           US$             Average   Relative to US$

       1986           146.12                          149.59
       1987           129.87          12.5%           140.88             6.2%
       1988           146.37         -11.3%           143.95            -2.1%
       1989           149.84          -2.3%           157.46            -8.6%

       1990           133.60          12.2%           142.56            10.5%
       1991           134.18          -0.4%           144.48            -1.3%
       1992           146.76          -8.6%           135.00             7.0%
       1993           176.81         -17.0%           160.80           -16.0%
       1994           159.09          11.1%           165.99            -3.1%
       1995           149.41           6.5%           151.11             9.9%
       1996           156.39          -4.5%           154.24            -2.0%
       1997           183.33         -14.7%           175.31           -12.0%
       1998           182.15*          0.6%           184.79**          -5.0%

*    End of July
**  Average January - July
IMF, International Financial Statistics, September 1998

                 III. SPANISH AND PORTUGUESE MARKET INFORMATION

The Spanish Securities Markets


      In 1988 the Securities Market Act (known by its Spanish acronym as LVM) established the framework for the operation of the securities markets in Spain. The securities markets, and all market participants are supervised by the National Securities Market Commission ("Comision National de Mercado de Valores" or "CNMV"), an independent public entity, and the key institution of the Spanish securities markets. Each of the four Spanish stock exchanges is managed by a managing company ("Sociedad Rectora"), a private limited liability company formed and owned by the authorized dealers and broker-dealers ("sociedades de valores" and "agencias de valores") that are members of the relevant stock exchange. Each managing company is in turn an equal member of another company, the "Stock Exchange Company" ("Sociedad de Bolsas"), the main function of which is to oversee the Automated Quotation System, which is the computerized system through which trading in equity securities on the Spanish stock exchanges takes place primarily.

      Shares (equity securities), government securities, bonds, treasury bills and other financial instruments are traded on the exchanges. All transactions must be effected through an official dealer or broker-dealer member of the relevant stock exchange, except in certain exceptional cases. Brokerage commissions are freely fixed by the dealers and broker-dealers. However, they are overseen by the CNMV, and have to be publicly published and may not exceed the maximum rates established by the Spanish Government.


      In order for securities to be listed for trading on any exchange, the authorization of the relevant exchange is required. Additionally, trading on the Automated Quotation System requires previous listing on at least two Spanish stock exchanges, and authorization of the CNMV with a favorable report of the Stock Exchange Company. Spanish legislation establishes rules for the exchanges with respect to listing and disclosure requirements, including examinations of financial statements.

      Equity Markets. Securities are traded on the four exchanges via the Automated Quotation System ("AQS"), which presently exists in conjunction with the traditional oral trading on the floor of the exchange. AQS accounts for almost 90% of all trades. The principal feature of the AQS is the computerized matching of buy and sell orders at the time of entry of the order. Each order is executed as soon as a matching order is entered, but can be modified or canceled until executed.


      In a pre-opening session held from 9:00 a.m. to 10:00 a.m. each trading day, an opening price is established for each security traded on the AQS based on orders placed at that time. The computerized trading hours are from 10:00 a.m. to 5:00 p.m. (except for some less liquid securities which trade only at 12:00 p.m. and 4:00 p.m.) during which time the trading price of a security is permitted to vary up to 15% (or 20% with the authorization of the Stock Exchange Company) of the previous trading day's closing price. If the quoted price exceeds this limits, trading in the security is suspended until the next trading day.

      Between 5:00 p.m. and 8:00 p.m., trades may occur outside the computerized system without prior authorization of the Stock Exchange Company, at a price within the range of 5% above the higher of the average price and closing price for the day and 5% below the lower of the average price and closing price for the day, if there are no outstanding bids or offers, as the case may be, on the system matching or bettering the terms of the proposed off-system transaction, and if the trade involves more than Ptas. 50 million and more than 20% of the average daily trading volume of the stock during the preceding three months. In certain cases, at any time before 8:00 p.m., trades may take place (with the prior authorization of the Stock Exchange Company) at any price.


      The Madrid exchange is the fourth most active in turnover terms in the European Union after London, Frankfurt and Paris. Based on market capitalization, the Madrid exchange, valued at $235.1 billion at the end of 1997, ranked twelfth among the exchanges of the world. Market capitalization and trading value for the past five years are given below:

                    Madrid Stock Exchange

          No. of   Mkt Cap Trading  Mkt Cap Trading
           Cos.
          Listed
                    ECU Billions    US $ Billions
                    ------------    -------------
     1992     400    80.3     64.6    61.9     49.8
     1993     379   125.5     99.9   107.1     85.2
     1994     378   122.5    132.1   103.1    111.1
     1995     366   137.9    120.9   105.4     92.4
     1996     361   190.2    182.5   150.0    143.9
     1997     388   266.6    376.3   235.1    331.8

Bolsa de Madrid, Key Figures, January 1998

      The most traded shares are shown below:

            Most Traded Shares in 1997

Company     Sector         Trading Volume   No. Shares
                                            (Million)
                          ECU Mil  US$ Mil
Telefonica  Communications 24,205   19,089     3138
Endesa      Utilities      13,648   10,763     2526
Repsol      Petroleum      11,288    8,902      918
BBV         Banking         8,385    6,613     1140
Iberdrola   Utilities       8,186    6,456     2337
B.
Santander   Banking         7,599    5,993      969
Argentaria  Banking         4,602    3,629      300
B. Popular  Banking         4,035    3,182      249
BCH         Banking         3,127    2,466      630
Banesto     Banking         2,300    1,814      834

Bolsa de Madrid, Key Figures, January 1998


      Stock Indexes. The main stock price indexes are the Madrid General Index, the Total Index and the Ibex-35. The Madrid General Index reflects the increase or decrease in share prices and is corrected for dividends and capital increases. It has been published since December 1940 and as of 1986 the base has been December 31, 1985=100. The Total Index measures the overall profitability of shares based on the price performance, capital increases and dividends reinvested. It is an indicator of total return. The index is based on December 31, 1985=100. The Ibex-35 index, made up of the 35 most liquid shares that trade on the continuous market, acts as the underlying asset for the trading of futures and options on indexes. The index is not corrected for dividends and the base is December 31, 1989=3000. It has been called Ibex-35 since January 1991; prior to that time it was known as Fiex. The following table shows the three indexes for the period 1987-1997 (except with respect to the Madrid Total Index, with respect to which 1997 figures are not available).

                 Madrid Stock Price Indexes (End of Year)
             Madrid  Percent    Madrid  Percent              Percent
            General     Chg.    Total      Chg.    Ibex-35     Chg.
             Index(1)          Index(1)            Index(2)


     1987     227.2             242.8             2,407.1
     1988     274.4    20.8%    302.8     24.7%   2,727.5     13.3%
     1989     296.6     8.1%    336.8     11.2%   3,000.0     10.0%

     1990     223.3   -24.7%    260.9    -22.5%   2,248.8    -25.0%
     1991     246.2    10.3%    299.9     14.9%   2,603.3     15.8%
     1992     214.3   -13.0%    277.8     -7.4%   2,344.6     -9.9%
     1993     332.8    55.3%    433.0     55.9%   3,615.2     54.2%
     1994     285.0   -14.4%    393.0     -9.2%   3,087.6    -14.6%
     1995     320.1    12.3%    454.7     15.7%   3,630.8     17.6%
     1996     444.8    39.0%    649.8     42.9%   5,154.8     42.0%
     1997     632.5    42.2%                      7,255.3     40.7%
     1998    652.0*


-------------------

(1) 12/21/85=100
(2) 12/31/89=3000
 *  As of September 21, 1998

Bolsa de Madrid, Fact Book 1997 and Financial Times September 22, 1998

      As of March 20, 1998, the Madrid General Index was 859.08 up 34.4% from the end of 1997 and the Ibex 35 was 9797.1, up 35% over the same time period.

      New Listing of Equity Securities. In order to be eligible for listing on any of the Spanish stock exchanges, companies are required to meet certain requirements, including the following:

      (i)   General requirements:

            - The company must comply with all the rules and regulations to which it is subject; including its own memorandum and articles of association.

            - The annual company accounts, and if applicable, the consolidated group accounts, must be audited. However, exceptions to this requirement may be granted in certain cases.

            -  The securities must be freely transferable.


            - The securities must be registered in book-entry form ("anotaciones en cuenta").


      (ii)  Specific requirements for shares:

            - The company must have a minimum share capital of Pesetas 200 million (without taking into account shareholdings over 25%).


            - The company must have enough profits (after tax) to distribute a dividend of at least 6% of the paid up share capital in the previous two years or in three non-consecutive years of the previous five (although no actual distribution is required). However, exceptions to this requirement may be granted in certain cases.


            - There must be at least 100 shareholders owning individual interests in the company of less than 25% of its share capital.


      Debt Market. The debt instruments principally traded in the Spanish markets are treasury letters of credit ("Letras del Tesoro"), treasury promissory notes ("Pagares del Tesoro"), and state bonds and debt instruments ("Bonos y obligaciones del Estado"), a mixture of short, medium and long-term instruments.


      These public debt securities, and also those issued by Autonomous Communities (i.e., territorial political sub-divisions of the Spanish State) and local authorities, are primarily traded in the Public Debt Market ("Mercado de Deuda Publica en Anotaciones") which operates through a book-entry system run by the Bank of Spain. The Bank of Spain is empowered to supervise and control the Public Debt Market, Public debt represented by book entry can also be traded on the Spanish stock exchanges.

      The "AIAF" fixed-yield wholesale securities market is an organized but unofficial wholesale market of securities. This market is sponsored by a private entity ("AIAF"), governed by its own supervisory body in accordance with its rules, and under the supervision of the CNMV. Several fixed-yield securities which could also trade on the Spanish stock exchanges trade on this market.

      The capitalization of fixed-income securities has been gradually declining while trading has risen sharply. The explanation lies in the fact that as of 1993 the book-entry debt of the State and regional governments has been traded via the Bolsa de Madrid's electronic system, however capitalization of this debt is not included in that of public sector securities on the Bolsa. Trading and capitalization of fixed-income securities is shown below.

                          Fixed-Income Securities
                    Mkt Cap                  Trading
           (Bil. Ptas.)   (Bil. US$)  (Bil. Ptas.)   (Bil. US$)
        1992        4,332        42.3         922          9.0
        1993        4,371        34.3       1,758         13.8
        1994        3,832        28.6       4,488         33.5
        1995        3,532        28.3       4,274         34.3
        1996        3,334        26.3       9,540         75.3


Bolsa de Madrid, Fact Book 1997


      Futures and Options Market. The futures and options markets are organized by the holding company Mercado Espanol de Futuros Financieros (MEFF). MEFF's subsidiary, MEFF Renta Variable, based in Madrid, manages the trading of options and futures on the Ibex-35 stock index and individual options on certain shares. MEFF Renta Fija, based in Barcelona, manages the trading of futures and options on interest rates.


Spanish Foreign Exchange Control

      Official buying and selling rates for major trading and certain other specified currencies are fixed daily by the Bank of Spain in consultation with the banks authorized to conduct foreign exchange business. Purchases and sales by bank transfers of foreign currencies are centralized at the Bank of Spain, which publishes the rates at which it settles transactions.


      Foreign investors may freely invest in shares of Spanish companies and need only obtain prior verification or authorization from the Ministry of Economy in certain cases. Foreign non-European Union governments, state-owned entities and state-controlled entities are required to obtain specific consent from the relevant Spanish authorities to make capital investments in Spain.


      Payments and collections derived from foreign investments in Spain are liberalized, but certain formalities have to be fulfilled and specific information must be supplied, in certain cases, to the Spanish exchange control authorities. Generally payments must be channeled through licensed credit entities.

Spanish Public Finance, State Revenue and Taxation

      Each year, the Ministry of Economy and Finance, in collaboration with other Government Ministries, prepares the State Budget and summary budgets for autonomous public agencies and the social security system. After submission to the Council of Ministers, the budget is presented for approval to parliament. If the budget is not finally approved by January 1 of each year, the budget of the previous year is automatically extended.

      Spain has a fairy complex tax system with a wide range of direct and indirect taxes applicable to both individuals and businesses. The majority of Spanish taxes are imposed by the State, although certain taxes are levied by local governments. Certain Autonomous Communities, namely the Basque Country and Navarra, have a particular tax system adopted by their respective local legislative bodies within the framework of the State tax system.

The Spanish Monetary and Banking System

      Government regulation of the Spanish banking industry is administered by the Bank of Spain, a public law entity which operates as the Spanish autonomous central bank. In addition, it has the ability to function as a private bank. Except in its performance of public functions, the Bank of Spain's relations with third parties are governed by general private law and its actions and omissions subject to the civil and commercial codes.

      Among other responsibilities, the Bank of Spain is responsible for determining and executing monetary policy with the primary goal of attaining price stability (while the Bank of Spain's monetary policy must support the general financial policy of the government, it is not subject to instructions from the Government or the Ministry of Economy and Finance), maintaining, administering and managing foreign exchange and precious metal reserves in order to execute the rate of exchange policy formulated by the Government, promoting stability, good performance and operation of the financial payment systems, issuing Spanish currency, rendering treasury services to the Spanish Treasury and to the Autonomous Communities, and rendering services related to public debt of the State and the Autonomous Communities

      In addition, the Bank of Spain exercises general supervisory control over all Spanish credit institutions and is entrusted with certain supervisory powers over Spanish banks, subject to rules and regulations issued by the Ministry of Economy and Finance. The "Fondos de Garantia de Depositos", which operate under the guidance of the Bank of Spain, guarantee bank and savings bank deposits up to EURO 15,000 per depositor. The minimum covered amount for all European Union member banks will be increased to EURO 20,000 after December 31, 1999.

Spanish Credit Entities

      The commercial banking sector in Spain is dominated by four Spanish banking groups, which, based on statistics of the Spanish Banking Association, accounted for approximately 68.5% of total deposits at commercial banks at December 31, 1996.

      Spanish savings banks also represent an important source of competition for retail deposits, mortgage loans and other retail banking products and services. Since 1988, Spanish savings banks, which have traditionally been regional institutions, have been permitted to open branches and offices through Spain. The savings banks are divided into "Cajas de Ahorro", which are partially controlled by local governments, and "Cajas Rurales", which specialize in the agricultural sector.


      Law 3/1994, of April 14, 1994 conforms Spanish law to the European Unions' Second Banking Coordination Directive (89-646) (the "Second Banking Directive") by providing that any financial institution incorporated in and authorized to conduct business in another member state of the European Union will be permitted to conduct business in Spain either through branches in Spain or on a cross-border basis following certain procedures.


      Likewise, the European Union's Investment Services Directive. No. 93/22/CE took effect on December 31, 1995. Although Spain has not yet implemented this Directive, it could affect financial services in Spain by permitting any brokerage house incorporated and authorized to operate in the European Union to offer its services in Spain. A bill of law amending the Securities Market Act and implementing the Investment Services Directive is pending approval by the Spanish Parliament.

The Portuguese Securities Markets

      Background and Development. The Portuguese securities markets officially opened at the turn of the century with the establishment of the Oporto Stock Exchange and the Lisbon Stock Exchange (the "Stock Exchanges"). The Stock Exchanges were closed in 1974 and were reopened in the late 1970s, but it was not until 1987, when the Portuguese Government passed additional laws designed to stimulate the capital markets, that activity on the Stock Exchanges increased substantially. The 1987 legislation consisted mainly of tax incentives, the relaxation of listing and issuing requirements and a reduction in limitations on foreign investment.


      A series of legislative measures designed to reform the Stock Exchanges was implemented in July 1991, including the transfer of their ownership from the Portuguese Government to the brokers and dealers acting on the Stock Exchanges. In addition, the 1991 legislation (i) established an independent regulatory authority over the securities market, the Comissao do Mercado de Valores Mobiliarios (the "CMVM"), to supervise the securities markets, (ii) established a framework for the regulation of trading practices, tender offers and insider trading, (iii) required members of the Stock Exchanges to be corporate entities,
(iv) required companies listed on the Stock Exchanges to file annual audited financial statements and to publish semi-annual financial information, (v) established a framework for integrating quotations on the Stock Exchanges by computer, and (vi) provided for the transfer of shares by book-entry.


      Equity securities are currently listed only on the Lisbon Stock Exchange. The Lisbon Stock Exchange is regulated by the Ministry of Finance and the CMVM. Shares were traded on the Oporto Stock Exchange until May 1994, when it was closed in preparation for the introduction of the trading of derivative securities. Trading on the Oporto Stock Exchange is now limited to derivative instruments.


      The official market index of the Lisbon Stock Exchange, published since February 1991 (the "BVL General Index"), is a weighted average price of shares listed on the Official Market of the Lisbon Stock Exchange. The exact number of companies in the index's portfolio may change each day because of new admissions, exclusions, suspensions and the absence of quotations. Since January 1993, the Lisbon Stock Exchange has calculated a sub-index of the 30 most frequently traded shares listed on the Official Market, which includes the Ordinary Shares, and their market capitalization (the "BVL 30"). Two Portuguese banks, Banco Totta & Acores, S.A. and Banco Portugues do Atlantico, S.A., also calculate stock market indices.


      Regulation of the Exchanges. Each of the two Portuguese stock exchanges (Lisbon Stock Exchange and Oporto Stock Exchange) is managed by a managing company ("Associacao de Bolsa"), a private limited liability association formed and owned by the authorized dealers and brokers ("sociedades financeiras de corretagem" and "sociedades de corretagem") that are members of the relevant stock exchange.

      The securities markets, and all market participants are supervised by the Securities Market Commission ("Comissao do Mercado de Valores Mobiliarios"), an independent public entity.

      Shares (equity securities), government securities, bonds, treasury bills, and other financial instruments are traded on the Lisbon Stock Exchange. Trading in the Oporto Stock Exchange is now limited to derivative products.

      Market Activity. The market capitalization of all securities traded on the LSE at the end of 1997 was 14,388,729 million escudos or $78,487 million. Of this total bonds accounted for $38,798 million or 49.4%; stocks, $39,065 million or 49.8% and other securities, such as participation bonds, investment trust units and rights, $624 million or 0.8%. The LSE is one of the smaller stock markets among the developed markets. In terms of the Morgan Stanley Capital International list of developed markets, Portugal ranked 21 out of 23 in market capitalization at the end of 1997. Only the Austria and New Zealand stock markets had smaller capitalizations.

      The following table shows the market capitalization of securities on the LSE in the various markets as of the end of 1997.

                                Mil Esc.    Mil. US$       % Distribution

      Official Market           13,667,609      74,554      95.0%
        Bonds                    6,558,200      35,773
        Stocks                   7,007,975      38,227
        Other*                     101,434         553
      Second Market                597,954       3,262       4.2%
        Bonds                      553,528       3,019
        Stocks                      44,426         242
      Market without
      Quotations                   123,167         672       0.9%
        Bonds                          996           5
        Stocks                     109,268         596
        Other                       12,903          70
      Subtotal                  14,388,728      78,487     100.0%

      Addendum:
      Bonds                      7,112,723      38,798      49.4%
      Stocks                     7,161,669      39,065      49.8%
      Other                        114,337         624       0.8%
                                14,388,729      78,487     100.0%

      * Participation bonds, Investment Trust Units and Rights of bonds, warrants and shares.

      Bolsa de Valores de Lisboa:  Nota Informativa 1997

      Trading in 1997 of all securities amounted to 6,450,409 million escudos or $36,794 million. Approximately 90% of the trades took place on the Official Market. Trading in stocks accounted for 63.7% of all trades.

      The following table shows the value of trading on the three main markets in 1997 and for both normal and special sessions.

                            Lisbon Stock Exchange: Value of Trading in 1997
                                  Mil Esc.   Mil. US$       % Distribution
           Normal Sessions
           Official Market        5,812,687     33,156        90.1%
             Bonds                2,175,717     12,411
             Stocks               3,598,606     20,527
             Other*                  38,364        219
           Second Market            128,363        732         2.0%
             Bonds                  102,061        582
             Stocks                  26,302        150
           Market without
           Quotations                68,410        390         1.1%

             Bonds                    2,131         12
             Stocks                  45,727        261
             Other                   20,552        117
           Subtotal               6,009,459     34,279        93.2%
           Special Sessions
             Stocks                  440949      2,515         6.8%
           Grand Total            6,450,408     36,794

           Addendum:
           Bonds                  2,279,909     13,005        35.3%
           Stocks                 4,111,584     23,453        63.7%
           Other                     58,916        336         0.9%
                                  6,450,409     36,794       100.0%

           * Participation bonds, Investment Trust Units and Rights of bonds, warrants and shares.
           Bolsa de Valores de Lisboa: Nota Informativa 1997

      Stocks. Both market capitalizations and trading values of stocks have grown rapidly in recent years. The following table showing recent history of the growth of capitalization and trading value of stocks includes the dramatic rise in trading that took place in 1997

                                 Lisbon Stock Exchange
                   No.       Market Capitalization           Trading Value
               Of Cos.
                        (bil escudos)     (bil US $)  (bil escudos)   (bil US $)
     1987          143        1,150.3            8.9          213.9          1.5
     1988          171        1,052.3            7.2          163.4          1.1
     1989          182        1,588.4           10.6          300.4          1.9
     1990          181        1,257.2            9.4          240.4          1.7
     1991          180        1,284.3            9.6          406.2          2.8
     1992          191        1,353.6            9.2          467.3          3.5
     1993          183        2,193.0           12.4          780.3          4.9
     1994          195        2,586.8           16.3          874.6          5.3
     1995          169        2,743.1           18.4          634.1          4.2
     1996          170        3,828.4           24.5        1,102.6          7.1
    1997*          159        7,161.7           39.1        3,670.6         20.9

* Data are for Normal Sessions. In 1997 trading value, including Special Session, was 4,11.6 bil escudos or $23.5 bil.

Lisbon Stock Exchange

      Stock Price Indexes. The BVL (Bolsa de Valores de Lisboa) Index has been the official market index of the LSE since February 18, 1991. It has a base of 1000 at January 5, 1988 and includes all listed shares on the LSE official market. The exact number of companies in the index can change daily as a result of admissions, exclusions, suspensions and the absence of quotations. On January 11, 1993, the LSE began to calculate the BVL 30. This index, based on January 4, 1993=1000, includes the shares of 30 companies listed on the main market and is weighted by their market capitalization and liquidity. These indexes are shown below in the following table:



                                          Stock Price Indexes
                               BVL General Index (January 5, 1988=1000)

                     High           Date              Low           Date        Close Pct. Chg.
         1988    1,145.10          8-Jan           670.70         21-Oct       722.85
         1989    1,041.59         24-Oct           691.11         22-Jun       951.91       31.7%
         1990      953.76          4-Jan           627.57          5-Dec       638.30      -32.9%
         1991      747.69         18-Mar           605.66         16-Jan       623.63       -2.3%
         1992      651.63         11-May           541.60         20-Oct       553.71      -11.2%
         1993      848.54         31-Dec           537.20         13-Jan       848.54       53.2%
         1994      999.46         18-Feb           801.57         20-Jun       919.95        8.4%
         1995      933.32         12-May           842.31         22-Nov       877.69       -4.6%
         1996    1,163.54         31-Dec           877.17          2-Jan     1,163.54       32.6%
         1997    1,922.72         31-Dec         1,163.47          2-Jan     1,922.72       65.2%
        1998*    3,162.51         22-Apr         1,863.70          1-Oct     1,937.83       0.79%
*Through October 6, 1998

                                    BVL 30 Index (January 4, 1993=1000)
                     High           Date              Low           Date        Close
        1993      1565.16         31-Dec           980.14         13-Jan      1565.16
        1994      1863.53         18-Feb          1447.56         20-Jun      1699.54        8.6%
        1995      1740.05         12-May          1529.44         22-Nov      1605.30       -5.5%
        1996      2165.92         30-Dec          1602.81          2-Jan      2164.50       34.8%
        1997      3781.31         29-Dec          2165.57          2-Jan      3757.27       73.6%
       1998*      6176.89          2-Oct          3599.08          6-Oct      3747.89       -0.2%
*Through October 6, 1998
Source: Lisbon Stock Exchange



      Stock prices began to rise sharply in 1997 when it became likely that Portugal might be included in the early admittance to EMU. The rise has continued and on March 26, the day after the European Commission recommended Portugal's inclusion in EMU, the BVL 30 was 5556.77 or 47.9% above the close of 1997. Prices have subsequently declined and the index was 3747.89 on October 6, 1998.


      The Oporto Stock Exchange has recently launched the PSI-20 which is made up of the 20 most representative Portuguese official market issues. It aims to serve a reliable benchmark for the national equity market and to facilitate the introduction of derivatives based on a single indicator for the equity market.


      Most Actively Traded Stocks. The ten most actively traded stocks on the official market in 1997 are shown below. These ten stocks accounted for 73% of trading on the official market.


                                                  No of    Value of Trading
                                                 Shares
                                             (Millions)  (Mil Esc.)   Mil. US$)
Portugal Telecom                                    100     692,198       3,948
EDP-Nominativas                                     140     446,148       2,545
BCP Nom. e Porta. Reg                                95     312,992       1,785
CIMPOR-Cim.Port.SGPS-Nom                             69     285,910       1,631
Telecel-Com.Pessoais-Nom                             17     240,688       1,373
Banco Espirito Santo (BESCL)Nom Port.Reg             38     161,935         924
Sonae Invest.-SGPS                                   23     150,396         858
Banco Portugues de Investimento (BPI)                37     124,434         710
Banco Totta & Acores (BTA)-Nom.Port.Reg.             40     122,265         697
Jeronimo Martins & Filho-SGPS                         9      91,630         523

Total of above                                      567   2,628,596      14,994

Grand Total                                       1,001   3,598,606      20,527

Percent of Grand Total                            56.6%       73.0%       73.0%

Bolsa de Valores de Lisboa: Nota Informativa 1997


      Price-to-earnings and price-to-book ratios and dividend yields of Portuguese stocks in the Internal Finance Corporation's Global Indexes are as follows:


                     Portugal: IFC Global Index
                    P/E Ratio     P/BV Ratio      Dividend
                                                   Yield %

              1987        22.6        5.4              1.3
              1988        18.0        3.7              1.3
              1989        19.0        3.4              1.9
              1990        11.8        1.7              2.7
              1991        10.9        1.3              3.7
              1992         9.0        1.0              4.7
              1993        18.0        1.7              2.9
              1994        20.3        1.8              3.2
              1995        14.8        1.4              3.3
              1996        18.1        1.7              2.3
              1997        22.9        3.1              1.7
              July,       28.8        3.6              1.8
              1998
          IFC: Emerging Markets Data Base, and
          Morgan Stanley Capital International,
          December 1997.

      Equity Market Trading. Listed securities for both exchanges are divided into three sections. The "Market With Official Quotations" section allows for the listing of bonds, shares and other securities which meet certain specific requirements established by the Securities Market Commission, the most important of which being a significantly diversified shareholding. The "Second Market" section and the "Market Without Official Quotation" section include the securities of issuers that do not satisfy the requirements for listing on the Market with Official Quotations.


      Prior to 1991, all shares were traded by an open-outcry procedure; prices were fixed once or twice a day at the market-clearing price for all bids and offers tendered. The Official Market, created in July 1991, is a nationwide market in which most Portuguese securities having the greatest market capitalization are listed.

      In September 1991, the Continuous Trading System, designed to provide automatic execution of orders and continuous trading through Tradis, a computerized trading system, was introduced. As of December 31, 1995, all of the 77 equity securities listed on the "Market With Official Quotations" were traded through the Continuous Trading System. All other securities continue to trade by the traditional open-outcry procedure, but it is currently planned that they will be gradually introduced to the Continuous Trading System.


      The Continuous Trading System linked the Stock Exchanges prior to the closure of the Oporto Stock Exchange. The principal feature of the Continuous Trading System is the computerized matching of buy and sell orders based, first, on matching sales price and, second, on the time of entry of the order. Each order is executed as soon as a matching order is entered, but can be modified or canceled up to execution.

      From 9:00 a.m. to 10:00 a.m. on each trading day (from Monday to Friday excluding public holidays), an opening market clearing price is established for each security on the Continuous Trading System based on the bids and offers outstanding.


      On any trading day, such opening price may not change more than 30% from the most recent closing price. If a security has not traded within the immediately preceding four trading days, the opening price will be fixed by the market without restriction. Computer matched trading then proceeds on the Continuous Trading System from 10:00 a.m. until 4:00 p.m. During such time, each price may not change more than 5% from the prior executed price without a temporary suspension to reset the market-clearing price.


      At present, there are no official market makers or independent specialists in the Continuous Trading System and therefore orders to buy or sell in excess of corresponding orders to sell or buy will not be executed.


      Only selected brokers and dealers may effect stock exchange transactions. The market is served by 12 dealers, who may buy and sell for their own accounts and eight brokers. All trades on the Lisbon Stock Exchange, including through the Continuous Trading System, must be placed through a brokerage or a dealer firm. Stock prices are quoted directly in Escudos per share. Any trading of stock listed on the Continuous Trading System that takes place off-the-market (i.e., those shares that are not traded during the 10:00 a.m. to 4:00 p.m. trading hours referred to above) must be cleared through financial institutions.

      Pursuant to Portuguese law, dividends are paid to shareholders of record as of the date established for payment. In order to effect such payment by means of Portugal's book-entry clearance and settlement system, under current practice, trading of Shares will be suspended for the four business days preceding any such dividend payment date.

      Clearing and Settlement. One of the most important aspects of the reform of the Portuguese securities market has been the creation of the Central de Valores Mobiliarios (the "CVM"), the Portuguese central securities depositary, the creation of the Sistema de Liquidcao de Ambito Nacional (the "National Clearing and Settlement System"). Both organizations are owned and managed by Interbolsa, a non-profit organization owned by the Stock Exchange Associations of Lisbon and Oporto. The CVM provides a system for the registration and control of securities, including custody of certificates of securities and registration of book-entry securities.

      The National Clearing and Settlement System is currently the most commonly used clearing and settlement system in Portugal. Under this system, the broker inputs trade information on Tradis, the nationwide computerized trading system. The custodian bank accepts the trade, at the latest, one day after the date of the trade, becoming the legal party to the transaction until it settles. At the end of the third day after the trade, the electronic book-entry for the transfer of the securities takes place in the books of the Bank of Portugal (the "Central Bank"). This physical settlement is provisional until financial settlement takes place on the morning of the fourth day after the trade. The net amount due to or from each participant's account with the Central Bank is posted to the closing balance of the previous day. Under Portuguese law, physical and financial settlement of a trade of a security must take place before any further transaction with respect to such security may be effected. Accordingly, short selling is not permitted.


      Listing of Equity Securities. In order to be eligible for listing on the Lisbon Stock Exchange--Market with Official Quotations, companies are required to meet certain requirements.

      General Requirements:

      - the company must comply with all the rules and regulations to which it is subject, including its own memorandum and articles of incorporation;

      - the company's annual accounts for the three years preceding the listing must have been published;

      -     the company must have at least two years of activity;

      -     the securities must be freely transferable, and

      -     the listing must include all the securities of the same kind.

      Specific requirements for shares.

      - the expected market capitalization must be at least Escudos 500 million;

      - 25% of the shares or, at least, 500,000 shares of the same category, should be held by the public; and

      -     the company must have an adequate financial and economic position.

Portuguese Exchange Rates, Exchange Control and Other Policies Affecting Security Holders

      Official buying and selling rates for major trading and certain other specified currencies are fixed daily by the Bank of Portugal in consultation with the banks authorized to conduct foreign exchange business.

      Since January 1, 1993, there have been no exchange controls imposed on the Escudo by the Portuguese Government. In connection with certain currency transactions, some formal requirements must be fulfilled and specific information must be supplied, in certain cases, to the Bank of Portugal.


      Foreign investors may freely invest in shares of Portuguese companies and need no prior verification or authorization with the Portuguese authorities. In certain cases, information reporting to the supervisory authorities is required. Some non-European Union regulated entities, such as banks, financial companies and insurance companies, need prior authorization from the Portuguese authorities to operate in Portugal.


      As Portuguese regulations conform with EU's second Banking Coordination Directive (86/646) and the Investment Services Directive, N(degree)93/22/CE, any financial institution incorporated in and authorized to conduct business in another member state of the EU will be permitted to conduct business in Portugal.

      Monetary and Banking System. Portuguese banking and monetary policy is administered by the Bank of Portugal, a public law entity that operates as Portugal's autonomous central bank. Except in its performance of public functions, the Bank of Portugal's relations with third parties is governed by private law and its actions are subject to the civil and commercial law codes.

      Among other responsibilities, the Bank of Portugal is responsible for determining and executing monetary policy with the main purpose of attaining price stability (not being subject to instruction from the Government), maintaining, administering and managing foreign exchange and precious metal reserves of Portugal, promoting stability, good performance and operation of the financial payment system, issuing Portuguese currency, rendering treasury services to the Portuguese treasury and rendering services related to public debt to the State.

      In addition, the Bank of Portugal exercises, general supervisory control over all Portuguese credit institutions (including Banks) and financial companies and may issue regulations concerning financial activities.

             IV. SPAIN AND PORTUGAL AND THE EUROPEAN MONETARY UNION

      Both Spain and Portugal signed the Accession Treaty to the European Union
(EU) in 1985 and became full members on January 1, 1986. EU membership has provided a framework to facilitate the implementation of structural reforms needed to modernize their economies and provide for European integration. In 1989, the government of Spain took the Peseta into the European Monetary System
(EMS) and in 1992, the government of Portugal took the escudo into the EMS. Structural reforms and progress in both countries on reducing inflation and their government deficits have led to their admission to the European Monetary Union (EMU) from its start on January 1, 1999, pursuant to the decision of the EU Council in May of 1998.

      On February 25, 1998, the government of Portugal submitted figures to the European Commission showing that Portugal complies with the criteria for joining EMU. The government stated that its budget deficit fell to a low of 2.45% of GDP in 1997, down from 5.8% in 1996. It also announced inflation of 1.9% and a public debt of 62% of GDP. At the same time the Spanish government submitted figures showing that its public deficit was 2.6% of GDP, down from 4.6% in 1996 and 7.3% in 1993. Public debt, although above the objective of 60% of GDP, had come down from 70.1% to 68.3%. Inflation was reported to have been just over 2% in 1997, down from 4.3% in 1996.

      The following tables show how interest rates in Spain and Portugal have converged to core EU rates.


              Nominal Short-Term Interest Rates


               1992    1993     1994     1995     1996   1997
               ----    ----     ----     ----     ----   ----
Belgium        9.4%    8.2%     5.7%     4.7%     3.2%   3.4%
Germany        9.5%    7.2%     5.3%     4.5%     3.3%   3.3%
France        10.4%    8.6%     5.9%     6.6%     3.9%   3.5%
Netherlands    9.4%    6.9%     5.2%     4.4%     3.0%   3.3%
Portugal      16.2%   13.3%    11.1%     9.8%     7.4%   5.7%
Spain         13.3%   11.7%     8.0%     9.4%     7.5%   5.4%


              Nominal Long-Term Interest Rates


               1992    1993     1994     1995     1996   1997
               ----    ----     ----     ----     ----   ----
Belgium        8.6%    7.2%     7.8%     7.5%     6.5%   5.8%
Germany        8.0%    6.4%     6.9%     6.8%     6.2%   5.7%
France         8.6%    6.7%     7.3%     7.5%     6.3%   5.6%
Netherlands    8.1%    6.3%     6.9%     6.9%     6.2%   5.6%
Portugal      15.4%    9.5%    10.4%    11.5%     8.6%   6.4%
Spain         12.2%   10.1%    10.1%    11.3%     8.7%   6.4%


European Commission: European Economy, 1998 No. 65, pp. 316-9

      The following tables show net borrowing of governments and gross debt as a percent of Gross Domestic Product.


     Net Lending (+) or Net Borrowing (-) of General Government as % of GDP

               1992      1993    1994   1995     1996     1997    1998*

Belgium         -6.9%    -7.1%  -4.9%   -3.9%    -3.2%    -2.1%  -1.7%
Germany         -2.6%    -3.2%  -2.4%   -3.3%    -3.4%     2.7%  -2.5%
France          -3.9%    -5.8%  -5.8%   -4.9%    -4.1%    -3.0%  -2.9%
Netherlands     -3.9%    -3.2%  -3.8%   -4.0%    -2.3%    -1.4%  -1.6%
Portugal        -3.0%    -6.1%  -6.0%   -5.7%    -3.2%    -2.5%  -2.5%
Spain           -3.8%    -6.9%  -6.3%   -7.3%    -4.6%    -2.6%  -2.2%


          General Government Consolidated Gross Debt as Percent of GDP

                 1992     1993   1994    1995     1996     1997   1998*

Belgium         129.0    135.2  133.5   131.3    126.9    122.2   118.1
Germany          44.1     48.0   50.2    58.0     60.4     61.3    61.2
France           39.8     45.3   48.5    52.7     55.7     58.0    58.1
Netherlands      80.0     81.2   77.9    79.1     77.2     72.1    70.0
Portugal         60.1     63.1   63.8    65.9     65.0     62.0    60.0
Spain            48.0     60.0   62.6    65.5     70.1     68.8    67.4


*Spring 1998 European Commission's Economic Forecast
European Commission: EUROPEAN ECONOMY, 1998 no. 65, pp. 364-5, 368-9

      On March 25, 1998, the European Commission reported that all 11 candidates, including Spain and Portugal, seeking admission to EMU had met the Maastricht convergence criteria and the European Monetary Institute concurred, although it stressed the challenges that lie ahead. The EU heads of government and Finance Ministers decided the actual membership of the EMU, announced ERM central rates used to fix bilateral conversion rates under EMU and nominated the head of the European Central Bank (ECB) at meeting held on May 1-3, 1998, at which time it was determined that Spain and Portugal will join the EMU.


      There are likely to be periods of uncertainty and confusion. The loss of an independent monetary policy under EMU may complicate government policy if economic trends in all of the countries are not synchronized. Spain and Portugal, countries that have had periods of high inflation, may be particularly vulnerable.

                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.

                            PART C. OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ---------

                   (a)(1)                   Articles of Incorporation dated October 1, 1997.
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A which was filed on October 3, 1997.)

                   (a)(2)                   Articles of Amendment dated December 23, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (a)(3)                   Articles Supplementary Establishing the Growth Fund of Spain.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on November 27, 1998.)

                    (b)                     By-laws.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                    (c)                     Specimen Share Certificate.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (d)(1)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Global Blue Chip Fund, and Scudder Kemper Investments, Inc., dated December
                                            31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (d)(2)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            International Growth and Income Fund, and Scudder Kemper Investments, Inc.,
                                            dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (d)(3)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Emerging Markets Income Fund, and Scudder Kemper Investments, Inc., dated
                                            December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (d)(4)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Emerging Markets Growth Fund, and Scudder Kemper Investments, Inc., dated
                                            December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (d)(5)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Latin America Fund, and Scudder Kemper Investments, Inc., dated December 31,
                                            1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                                 Part C - Page 1

                   (d)(6)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Global Blue Chip Fund, and Scudder Kemper Investments, Inc., dated September
                                            7, 1998. Filed herein.

                   (d)(7)                   Investment Management Agreement between the Registrant, on behalf of
                                            Kemper International Growth and Income Fund, and Scudder Kemper Investments,
                                            Inc., dated September 7, 1998. Filed herein.

                   (d)(8)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Emerging Markets Income Fund, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998. Filed herein.

                   (d)(9)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Emerging Markets Growth Fund, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998. Filed herein.

                  (d)(10)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Latin America Fund, and Scudder Kemper Investments, Inc., dated September 7,
                                            1998. Filed herein.

                  (d)(11)                   Investment Management Agreement between the Growth Fund of Spain and Scudder
                                            Kemper Investments, Inc., dated September 7, 1998. Filed herein.

                  (d)(12)                   Investment Management Agreement between the Registrant, on behalf of the
                                            Growth Fund of Spain, and Scudder Kemper Investments, Inc., dated November
                                            25, 1998. To be filed by amendment.

                   (e)(1)                   Underwriting and Distribution Services Agreement between the Registrant and
                                            Kemper Distributors, Inc., dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (e)(2)                   Underwriting and Distribution Services Agreement between the Registrant and
                                            Kemper Distributors, Inc., dated August 1, 1998. Filed herein.

                   (e)(3)                   Underwriting and Distribution Services Agreement between the Registrant and
                                            Kemper Distributors, Inc., dated September 7, 1998. Filed herein.

                    (f)                     Inapplicable.

                   (g)(1)                   Custodian Agreement between the Registrant and Brown Brothers Harriman &
                                            Co., dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (g)(2)                   Custodian Agreement between the Registrant, on behalf of the Growth Fund of
                                            Spain, and Chase Manhattan Bank. To be filed by amendment.

                   (h)(1)                   Agency  Agreement  between the Registrant on behalf of Kemper Global  Blue
                                            Chip Fund and Kemper Service Company, dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (h)(2)                   Agency Agreement between the Registrant on behalf  of Kemper International
                                            Growth and Income Fund and Kemper Service Company, dated December 31, 1997.

                                 Part C - Page 2

                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (h)(3)                   Agency Agreement between the Registrant on behalf  of Kemper Emerging
                                            Markets Income Fund and Kemper Service Company, dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (h)(4)                   Agency Agreement between the Registrant on behalf of Kemper Emerging Markets
                                            Growth Fund and Kemper Service Company, dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (h)(5)                   Agency Agreement between the Registrant on behalf of Kemper Latin America
                                            Fund and Kemper Service Company, dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No.
                                             1 filed on September 14, 1998.)

                   (h)(6)                   Agency Agreement between the Registrant on behalf of the Growth Fund of
                                            Spain and Kemper Service Company, dated November 25, 1998. To be filed by amendment.

                   (h)(7)                   Administrative Services Agreement between the Registrant on behalf of Kemper
                                            Global Blue Chip Fund and Kemper Distributors, Inc., dated December 31,
                                            1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (h)(8)                   Administrative Services Agreement between the Registrant on behalf of Kemper
                                            International Growth and Income Fund and Kemper Distributors, Inc., dated
                                            December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (h)(9)                   Administrative Services Agreement between the Registrant on behalf of Kemper
                                            Emerging Markets Income Fund and Kemper Distributors, Inc., dated December
                                            31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                  (h)(10)                   Administrative Services Agreement between the Registrant on behalf of Kemper
                                            Emerging Markets Growth Fund and Kemper Distributors, Inc., dated December
                                            31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                  (h)(11)                   Administrative Services Agreement between the Registrant on behalf of Kemper
                                            Latin America Fund and Kemper Distributors, Inc., dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                  (h)(12)                   Administrative  Services Agreement between the Registrant  on behalf of
                                            Growth Fund of Spain and Kemper Distributors, Inc., dated November 25,

                                 Part C - Page 3

                                            1998. (Incorporated by reference to Registrant's Post-Effective Amendment
                                            No. 2 filed on November 27, 1998.)

                  (h)(13)                   Fund Accounting Services Agreement between the Registrant  on behalf of
                                            Growth Fund of Spain and Scudder Fund Accounting Corporation, dated November
                                            25, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on November 27, 1998.)

                  (h)(14)                   Fund  Accounting  Services  Agreement Fee Schedule to Fund  Accounting
                                            Services Agreement between the Registrant on behalf of Growth Fund of Spain and Scudder  Fund Accounting Corporation, dated November 25, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on November 27, 1998.)

                  (h)(15)                   Agreement and Plan of Reorganization between the Registrant on behalf of its
                                            Growth Fund of Spain and The Growth Fund of Spain, Inc, dated September 11,
                                            1998. To be filed by amendment.

                    (i)                     Inapplicable.

                    (j)                     Consent and Report of Independent Auditors. To be filed by amendment.

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.

                   (m)(1)                   Rule 12b-1 Plan between Kemper Global Blue Chip Fund (Class B shares) and
                                            Kemper Distributors, Inc. dated August 1, 1998. Filed herein.

                   (m)(2)                   Rule 12b-1 Plan between Kemper Global Blue Chip Fund (Class C shares) and
                                            Kemper Distributors, Inc. dated August 1, 1998. Filed herein.

                   (m)(3)                   Rule 12b-1 Plan between Kemper International Growth and Income Fund (Class B shares) and Kemper Distributors, Inc. dated August 1, 1998. Filed herein.

                   (m)(4)                   Rule 12b-1 Plan between Kemper International Growth and Income Fund (Class C shares) and Kemper Distributors, Inc. dated August 1, 1998. Filed herein.

                   (m)(5)                   Rule 12b-1 Plan between Kemper Emerging Markets Income Fund (Class B shares)
                                            and Kemper Distributors, Inc. dated August 1, 1998. Filed herein.

                   (m)(6)                   Rule 12b-1 Plan between Kemper Emerging Markets Income Fund (Class C shares)
                                            and Kemper Distributors, Inc. dated August 1, 1998. Filed herein.

                   (m)(7)                   Rule 12b-1 Plan between Kemper Emerging Markets Growth Fund (Class B shares)
                                            and Kemper Distributors, Inc. dated August 1, 1998. Filed herein.

                   (m)(8)                   Rule 12b-1 Plan between Kemper Emerging Markets Growth Fund (Class C shares)
                                            and Kemper Distributors, Inc. dated August 1, 1998. Filed herein.

                   (m)(9)                   Rule 12b-1 Plan between Kemper Latin America Fund (Class B shares) and
                                            Kemper Distributors, Inc. dated August 1, 1998. Filed herein.

                                 Part C - Page 4

                  (m)(10)                   Rule 12b-1 Plan between Kemper Latin America Fund (Class C shares) and
                                            Kemper Distributors, Inc. dated August 1, 1998. Filed herein.

                  (m)(11)                   Rule 12b-1 Plan between the Growth Fund of Spain (Class B shares) and Kemper
                                            Distributors, Inc., dated August 1, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on November 27, 1998.)

                  (m)(12)                   Rule 12b-1 Plan between the Growth Fund of Spain (Class C shares) and Kemper
                                            Distributors, Inc., dated August 1, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on November 27, 1998.)

                    (n)                     Financial Data Schedule. To be filed by amendment.

                    (o)                     Kemper Mutual Funds Multi-Distribution System Plan.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

              Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

                                 Part C - Page 5

Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member, Group Executive Board, Zurich Financial Services, Inc.##
                           Chairman, Zurich-American Insurance Company o

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO and Member, Group Executive Board, Zurich Financial Services, Inc.##
                           CEO/Branch Offices, Zurich Life Insurance Company##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                           Director and Secretary, SFA, Inc.*

                                 Part C - Page 6

                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Cornelia M. Small          Director and Vice President, Scudder Kemper Investments, Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         xxx      Grand Cayman, Cayman Islands, British West Indies
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland

Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Kemper Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                               (2)                                     (3)

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         James L. Greenawalt               President

         Thomas W. Littauer                Director, Chief Executive Officer

                                 Part C - Page 7

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         Kathryn L. Quirk                  Director, Secretary, Chief Legal
                                           Officer and Vice President

         James J. McGovern                 Chief Financial Officer and Vice
                                           President

         Linda J. Wondrack                 Vice President and Chief Compliance
                                           Officer

         Paula Gaccione                    Vice President

         Michael E. Harrington             Vice President

         Robert A. Rudell                  Vice President

         William M. Thomas                 Vice President

         Elizabeth C. Werth                Vice President

         Todd N. Gierke                    Assistant Treasurer

         Philip J. Collora                 Assistant Secretary

         Paul J. Elmlinger                 Assistant Secretary

         Diane E. Ratekin                  Assistant Secretary

         Daniel Pierce                     Director, Chairman

         Mark S. Casady                    Director, Vice Chairman

         Stephen R. Beckwith               Director

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 or, in the case of records concerning transfer agency functions, at the offices of IFTC and of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                 Part C - Page 8

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 23rd day of December, 1998.

                                      KEMPER  GLOBAL/INTERNATIONAL SERIES, INC.


                                      By /s/Mark S. Casady
                                         -----------------
                                         Mark S. Casady, President



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on December 23, 1998 on behalf of the following persons in the capacities indicated.


SIGNATURE                                        TITLE
---------                                        -----


/s/Daniel Pierce
-------------------------------------------
Daniel Pierce *                                  Chairman and Trustee

/s/James E. Akins
-------------------------------------------
James E. Akins*                                  Trustee


/s/Arthur R. Gottschalk
-------------------------------------------
Arthur R. Gottschalk *                           Trustee


/s/Frederick T. Kelsey
-------------------------------------------
Frederick T. Kelsey *                            Trustee


/s/Fred B. Renwick
-------------------------------------------
Fred B. Renwick *                                Trustee


/s/John B. Tingleff
-------------------------------------------
John B. Tingleff*                                Trustee


/s/John D. Weithers
-------------------------------------------
John D. Weithers*                                Trustee

/s/Kathryn L. Quirk                              Trustee
-------------------------------------------
Kathryn L. Quirk*


/s/ John R. Hebble
-------------------------------------------
John R. Hebble                                   Treasurer (Principle Financial
                                                 and Accounting Officer)


By:     /s/ Philip J. Collora
         ---------------------
         Philip J. Collora

         * Philip J. Collora signs this document pursuant to powers of attorney filed with Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on September 14, 1998.

                                                              File No. 811-8395
                                                              File No. 333-42337


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                          POST-EFFECTIVE AMENDMENT NO. 3
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                  AMENDMENT NO. 5

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.

                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.

                                  EXHIBIT INDEX



                                 Exhibit (d)(6)
                                 Exhibit (d)(7)
                                 Exhibit (d)(8)
                                 Exhibit (d)(9)
                                 Exhibit (d)(10)
                                 Exhibit (d)(11)
                                 Exhibit (e)(2)
                                 Exhibit (e)(3)
                                 Exhibit (m)(1)
                                 Exhibit (m)(2)
                                 Exhibit (m)(3)
                                 Exhibit (m)(4)
                                 Exhibit (m)(5)
                                 Exhibit (m)(6)
                                 Exhibit (m)(7)
                                 Exhibit (m)(8)
                                 Exhibit (m)(9)
                                 Exhibit (m)(10)